Panorama Series Fund, Inc.

6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.888.470.0861

Statement of Additional  Information dated April 30, 2003,  revised February 23,
2004

Panorama Series Fund, Inc. is an investment  company with four series,  referred to as  "Portfolios"  in this document.  Each portfolio is a separate mutual fund having its own objective, investments, strategies and risks. The Portfolios are:

|_| Government Securities Portfolio
|_| Growth Portfolio
|_| Oppenheimer International Growth Fund/VA
|_| Total Return Portfolio

Shares  of the  Portfolios  are  sold  only as the  underlying  investments  for variable life insurance policies,  variable annuity contracts and other products for  insurance  company  separate  accounts.  Shares are not  available for sale directly to investors.

This  Statement of Additional  Information  is not a  Prospectus.  This document
contains   additional   information   about  the  Portfolios,   and  supplements
information in the  Prospectuses  dated April 30, 2003, of the Portfolios.  This document  should  be read  together  with  the  Prospectuses.  You can  obtain a
Prospectus  by  writing  to the  Portfolios'  Transfer  Agent,  OppenheimerFunds
Services,  at P.O. Box 5270, Denver,  Colorado 80217, or by calling the Transfer
Agent at the toll-free number shown above.

Contents
                                                                          Page
About the Portfolios

Investing In the Portfolios

Financial Information About the Portfolios

A B O U T  T H E  P O R T F O L I O S

Additional Information About Investment Policies and Risks

     The investment  objectives,  the principal investment policies and the main risks of each Portfolio are described in the Prospectus for that Portfolio. This
Statement of Additional  Information  contains  supplemental  information  about those  policies  and  risks  and the types of  securities  that the  Portfolios'
investment  Manager,  OppenheimerFunds,  Inc.,  can select  for the  Portfolios.
Additional information is also provided about the strategies that each Portfolio may use to try to achieve its objective.

Investment  Policies.  The  composition  of the  investment  portfolio  of  each
Portfolio and the techniques  and strategies  that the Manager uses in selecting investment  securities  will vary over time.  The Portfolios are not required to use all of the investment techniques and strategies described below at all times in seeking their goal.  They may use some of the special  investment  techniques and strategies at some times or not at all.

     In the discussion of the investment strategies of the Portfolios below, the
Portfolios are categorized  according to the types of investments they primarily make. Total Return  Portfolio,  Growth  Portfolio and Oppenheimer  International
Growth  Fund/VA are  referred  to as "Equity  Portfolios,"  because  they invest mainly or substantially in common stocks and other equity securities. Government
Securities  Portfolio is referred to as a "Fixed Income Portfolio,"  because the main emphasis of its investment program is debt securities.  However a Portfolio is referred to in general,  the discussion  below of particular  investments and strategies  indicates  which  Portfolios can use that investment or technique as part of their investment program.  For example,  some investments can be held by only some of the  Portfolios  and some can be held by all.  Please  refer to the
Prospectus  of a  particular  Portfolio  for an  explanation  of  its  principal investment policies and risks.

     |X| Equity  Securities.  The Equity Portfolios invest in equity securities, which  include  common  stocks,  preferred  stocks,  rights  and  warrants,  and securities  convertible  into common stock.  Certain  equity  securities  may be
selected  for  some  of  the   Portfolios   not  only  for  their   appreciation
possibilities but because they may provide dividend income.

     The  capitalization  ranges  of  the  issuers  of  equity  securities  that particular  Portfolios invest in are discussed in the Prospectuses.  Some of the
Portfolios  may emphasize  securities  of issuers in one or more  capitalization ranges,  such as mid-cap and large-cap issuers.  "Capitalization"  refers to the market  capitalization of a company,  which, in general terms, is the value of a company  determined  by the total  market  value of its issued  and  outstanding common stock.  There are no fixed dollar amounts for  particular  capitalization ranges,  and the ranges currently used by the Portfolios may change over time as investors change their views as to what, for example,  a "small-cap"  company is in relation to "mid-cap" and "large-cap" as the stock market changes.  Different
Portfolios  may also have different  definitions  of what  constitutes a small-, mid- or large-cap issuer.

     Small-cap  growth  companies  may offer greater  opportunities  for capital appreciation  than securities of large,  more  established  companies.  However, these securities also involve greater risks than securities of larger companies.
Securities  of small  capitalization  issuers  may be subject  to greater  price volatility  in general  than  securities  of  large-cap  and mid-cap  companies.
Therefore,   to  the  degree  that  a  Portfolio  has   investments  in  smaller
capitalization  companies at times of market volatility,  that Portfolio's share price may fluctuate  more.  Those  investments  may be limited to the extent the
Manager  believes  that  such  investments   would  be  inconsistent   with  the
Portfolio's investment objective.

     |_| Growth  Companies (All Equity  Portfolios).  The Equity  Portfolios can
invest in securities of "growth" companies. Growth companies are those companies that the Manager  believes are entering  into a growth cycle in their  business, with the  expectation  that their  stock  will  increase  in value.  They may be established  companies  as well as newer  companies  in the  development  stage.
Growth companies may have a variety of  characteristics  that in the view of the portfolio manager of a Portfolio defines them as "growth" issuers.

     Growth companies may include  companies that are generating or applying new technologies,  new or improved distribution techniques or new services. They may own or develop  natural  resources.  They may be companies that can benefit from changing  consumer  demands or  lifestyles,  or  companies  that have  projected earnings in excess of the average for their  sector or  industry.  In each case, they have  prospects that the portfolio  manager  believes are favorable for the long term.

     |_|  Preferred  Stocks (All Equity  Portfolios).  Preferred  stock,  unlike common  stock,  has a  stated  dividend  rate  payable  from  the  corporation's earnings.  Preferred  stock  dividends  may  be  cumulative  or  non-cumulative, participating,  or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid  dividends to be paid before  dividends can be paid on the issuer's common stock.  Preferred stock may be "participating"  stock, which means that it may be entitled  to a dividend  exceeding  the stated  dividend in certain cases.

     If interest rates rise, the fixed dividend on preferred  stocks may be less attractive,  causing the price of preferred  stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions  prior to maturity,  which also have a negative  impact on prices when interest rates decline.  The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally  subordinate to the rights  associated with a  corporation's  debt  securities.  Preferred stock generally  has  a  preference  over  common  stock  on  the  distribution  of  a corporation's assets in the event of liquidation of the corporation.

     |_| Convertible Securities (All Equity Portfolios).  While some convertible securities are a form of debt security,  in some cases their conversion  feature
(allowing  conversion  into the  issuer's  common  stock) may cause a  portfolio manager  to regard  them as "equity  equivalents."  In those  cases,  the rating assigned to the security has less impact on the portfolio  manager's  investment
decision  with  respect  to   convertible   securities   than  in  the  case  of
non-convertible fixed income securities. Convertible debt securities are subject
to  the  credit  risks  and  interest  rate  risks   described  below  in  "Debt
Securities."

     The value of a convertible security is a function of its "investment value"
and its  "conversion  value." If the  investment  value  exceeds the  conversion value,  the security  will behave more like a debt  security and the  security's price will likely  increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the investment  value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate  directly with the price of the underlying security.

     To determine whether  convertible  securities should be regarded as "equity equivalents," the portfolio managers typically examine the following factors:

(1) whether,  at the option of the  investor,  the  convertible  security can be exchanged for a fixed number of shares of common stock of the issuer,

(2) whether the issuer of the  convertible  securities has restated its earnings per share of common stock on a fully  diluted basis  (considering  the effect of conversion of the convertible securities), and

(3) the extent to which the  convertible  security  may be a  defensive  "equity substitute,"  providing the ability to  participate in any  appreciation  in the price of the issuer's common stock.

     |_| Rights and Warrants  (All Equity  Portfolios).  Warrants  basically are options to purchase  equity  securities at specific  prices valid for a specific period of time.  Their prices do not necessarily  move parallel to the prices of the underlying  securities.  Rights are similar to warrants, but normally have a short duration and are distributed  directly by the issuer to its  shareholders.
Rights and warrants  have no voting  rights,  receive no  dividends  and have no rights with respect to the assets of the issuer. A Portfolio may invest up to 5%
of its total assets in warrants or rights.  That 5% limitation does not apply to warrants a Portfolio has acquired as part of units with other securities or that are attached to other securities.  No more than 2% of a Portfolio's total assets may be  invested  in  warrants  that are not listed on either The New York Stock
Exchange or The American Stock Exchange.

     |X| Foreign Securities (All Equity  Portfolios).  Each Equity Portfolio can
invest in foreign  securities,  consistent  with any limitations a Portfolio may have on foreign  investing  set forth in its  Prospectus  or this  Statement  of
Additional  Information.  These may include debt and equity securities issued by companies  or  governmental  issuers in developed  countries or emerging  market countries.  Growth  Portfolio and Total Return  Portfolio  have  non-fundamental
policies,   described  in  "Investment  Restrictions,"  below,  that  limit  the percentage of their assets that can be invested in foreign securities.

     The Portfolios can invest in obligations of foreign  branches of U.S. banks and U.S. branches of foreign banks. These investments are subject to some of the risks of foreign  securities and do not offer the protection of Federal  Deposit
Insurance Corporation insurance.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity  to invest in foreign  issuers that appear to offer growth or income potential,  or in foreign  countries with economic  policies or business  cycles different from those of the U.S., or to reduce  fluctuations  in portfolio value by taking  advantage  of  foreign  stock or bond  markets  that do not move in a manner parallel to U.S. markets. In buying foreign  securities,  a Portfolio may convert  U.S.  dollars  into  foreign  currency,  but only to effect  securities transactions  on  foreign  securities  exchanges  and  not to use  currency  for speculative  purposes  or  to  hold  it as an  investment.  Notwithstanding  the foregoing,  Oppenheimer International Growth Fund/VA may invest up to 10% of its net assets in the euro for investment purposes.

     With respect to each of the  Portfolios  except  Oppenheimer  International
Growth  Fund/VA,  securities of foreign issuers that are represented by American
Depository  Receipts (ADRs), or that are listed on a U.S. securities exchange or traded  in  the  U.S.  over-the-counter  markets  are  not  considered  "foreign securities" for the purposes of a Portfolio's  investment  allocations.  That is because  they are not subject to many of the special  considerations  and risks, discussed below, that apply to foreign securities traded and held abroad.

     Because the  Portfolios  can  purchase  securities  denominated  in foreign currencies,  a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income a Portfolio  has  available for distribution.  Because a portion  of the  Portfolio's  investment  income may be received in foreign  currencies,  the Portfolio  will be required to compute its income in U.S.  dollars for  distribution  to  shareholders,  and therefore will absorb the cost of currency  fluctuations.  After the Portfolio has  distributed income,  subsequent  foreign currency losses may result in the Portfolios having distributed  more income in a particular  fiscal period than was available  from investment income, which could result in a return of capital to shareholders.

     |_| Risks of Foreign Investing. Investments in foreign securities may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign  investments due to changes in currency rates,  currency  devaluation  or currency  control  regulations  (for  example, currency  blockage);  o  transaction  charges for currency  exchange;  o lack of public information about foreign issuers; o lack of uniform accounting, auditing and  financial  reporting  standards in foreign  countries  comparable  to those applicable to domestic issuers;  o less volume on foreign exchanges than on U.S.
exchanges;  o greater  volatility and less liquidity on foreign  markets than in the  U.S.;  o  less  governmental  regulation  of  foreign  issuers,  securities exchanges  and brokers than in the U.S.; o greater  difficulties  in  commencing lawsuits;  o higher  brokerage  commission  rates than in the U.S.;  o increased risks of delays in settlement of portfolio  transactions or loss of certificates for portfolio  securities;  o possibilities in some countries of  expropriation, confiscatory  taxation,  political,  financial or social  instability or adverse diplomatic developments;  and o unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

     |_| Special  Risks of Emerging  Markets.  Emerging and  developing  markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia,
New  Zealand and Japan.  There may be even less  liquidity  in their  securities markets,  and settlements of purchases and sales of securities may be subject to additional  delays.  They are  subject to greater  risks of  limitations  on the repatriation of income and profits because of currency  restrictions  imposed by local  governments.  Those  countries may also be subject to the risk of greater political and economic  instability,  which can greatly affect the volatility of prices of securities in those  countries.  The portfolio  managers will consider these factors when  evaluating  securities in these markets,  and the Portfolios currently  do not  expect to invest a  substantial  portion  of their  assets in emerging markets.

     |X| Passive Foreign Investment Companies.  Oppenheimer International Growth
Fund/VA may purchase the securities of certain foreign  investment  corporations called passive foreign investment companies  ("PFICs").  Such entities have been the only or primary  way to invest in certain  countries  because  some  foreign countries limit, or prohibit, all direct foreign investment in the securities of companies  domiciled  therein.  However,  the governments of some countries have authorized  the  organization  of investment  funds to permit  indirect  foreign investment in such  securities.  For tax purposes,  this portfolio also may be a
PFIC.

     The  Portfolio  is  subject  to certain  percentage  limitations  under the
Investment  Company  Act of 1940  ("Investment  Company  Act")  relating  to the purchase of securities of investment companies, and, consequently, the Portfolio may  have to  subject  any of its  investment  in  other  investment  companies, including  PFICs,  to the  limitation  that no more than 10% of the value of the
Portfolio's  total  assets may be  invested in such  securities.  In addition to bearing their proportionate share of a portfolio's expenses (management fees and operating expenses),  shareholders will also indirectly bear similar expenses of such entities.  Like other foreign  securities,  interests in PFICs also involve the risk of foreign securities, as described above.

     |X| Debt  Securities.  The Portfolios can invest in debt securities to seek their  objectives.  Foreign debt  securities are subject to the risks of foreign securities described above. In general,  debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

     |_| Credit  Risk.  Credit risk relates to the ability of the issuer to meet interest  or  principal  payments  or both  as  they  become  due.  In  general, lower-grade,  higher-yield  bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     The  portfolios  can buy  rated  and  unrated  debt  securities.  In making investments in debt securities,  the portfolio  managers may rely to some extent on the  ratings  of rating  organizations  or it may use their own  research  to evaluate a  security's  credit-worthiness.  If a  Portfolio  buys  unrated  debt
securities,   to   consider   them   part  of  the   Portfolio's   holdings   of
investment-grade  securities,  they  must be judged  by the  Manager  to be of a quality  comparable  to  securities  rated  as  investment  grade  by  a  rating organization.

     U.S. government  securities,  although unrated, are generally considered to be equivalent to securities in the highest rating  categories.  Investment-grade securities  are  securities  that are rated at least "Baa" by Moody's  Investors
Service,  Inc.  ("Moody's") or at least "BBB" by Standard  &  Poor's Ratings
Service  ("Standard  &  Poor's") or that have comparable  ratings by another nationally-recognized rating organization.  The Portfolios other than Government
Securities Portfolio can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

     |_| Interest Rate Risk.  Interest rate risk refers to the  fluctuations  in value of debt securities  resulting from the inverse  relationship between price and yield.  For  example,  an  increase in general  interest  rates will tend to reduce the market  value of  already-issued  debt  securities,  and a decline in general  interest  rates will tend to increase  their value.  In addition,  debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

     Fluctuations in the market value of debt securities  after a Portfolio buys them will not affect the interest income payable on those securities (unless the security  pays  interest at a variable  rate pegged to interest  rate  changes).
However,  those price  fluctuations  will be reflected in the  valuations of the securities,  and therefore the  Portfolio's net asset values will be affected by those fluctuations.

     |_| Lower-Grade  Securities (All Equity  Portfolios).  Because  lower-grade securities  tend to offer  higher  yields than  investment-grade  securities,  a
Portfolio might invest in lower-grade securities to seek higher income.

     "Lower-grade"  debt  securities are those rated below  "investment  grade,"
which  means they have a rating  lower than "Baa" by Moody's or lower than "BBB"
by Standard &  Poor's or similar ratings by other rating  organizations.  If they are unrated,  and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the
Portfolio's holdings of lower-grade securities.

     Some of the special  credit risks of  lower-grade  securities are discussed below.  There is a greater risk that the issuer may default on its obligation to pay  interest  or to  repay  principal  than  in the  case  of  investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency.  An overall  decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an  increase in interest  rates  could  severely  disrupt the market for high yield bonds,  adversely affecting the values of outstanding bonds as well as the ability of issuers to pay  interest or repay  principal.  In the case of foreign high yield  bonds,  these risks are in addition to the special  risks of foreign investing discussed above.

     To the extent they can be converted into stock,  convertible securities may be less subject to some of the risks of  volatility  than  non-convertible  high yield bonds,  since stock may be more liquid and less  affected by some of these risk factors.

     While securities  rated "Baa" by Moody's or "BBB" by Standard &  Poor's are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics.  Definitions of the debt security ratings  categories of Moody's,  Standard & Poor's, and
Fitch,  Inc.  are  included  in  Appendix  A to  this  Statement  of  Additional
Information.

     |_| Mortgage-Related  Securities (Government Securities Portfolio and Total
Return  Portfolio).   Mortgage-related  securities  are  a  form  of  derivative investment collateralized by pools of commercial or residential mortgages. Pools of  mortgage  loans  are  assembled  as  securities  for  sale to  investors  by government agencies or entities or by private issuers.  These securities include collateralized mortgage obligations ("CMOs"),  mortgage pass-through securities, stripped  mortgage  pass-through  securities,  interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

     Mortgage-related  securities  that are issued or  guaranteed by agencies or instrumentalities of the U.S. government, discussed below under "U.S. Government
Securities,"  have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

     As with other debt securities,  the prices of  mortgage-related  securities tend to move  inversely  to changes in  interest  rates.  Some  mortgage-related securities  pay  interest  at rates  that move  inversely  to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related  security may decline when interest rates rise, the converse is not always the case.

     In periods of declining  interest  rates,  mortgages  are more likely to be prepaid.  Therefore, a mortgage-related  security's maturity can be shortened by unscheduled  prepayments  on  the  underlying  mortgages.  Therefore,  it is not possible to predict  accurately  the  security's  yield.  The principal  that is returned  earlier than expected may have to be  reinvested in other  investments having a lower yield than the prepaid security.  Therefore, these securities may be less  effective  as a means of "locking  in"  attractive  long-term  interest rates,  and they may have less  potential  for  appreciation  during  periods of declining  interest  rates,  than  conventional  bonds  with  comparable  stated
maturities.

     Prepayment  risks can lead to  substantial  fluctuations  in the value of a mortgage-related  security.  In turn, this can affect the value of a Portfolio's shares. If a mortgage-related  security has been purchased at a premium,  all or part of the premium the Portfolio  paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or
prepayments   on  the   underlying   mortgages.   In  the   case   of   stripped
mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Portfolio may fail to recoup its initial investment on the security.

     During  periods  of  rapidly   rising   interest   rates,   prepayments  of
mortgage-related  securities  may occur at slower than  expected  rates.  Slower prepayments  effectively  may lengthen a  mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the  security to  fluctuate more widely in responses to changes in interest  rates.  If the prepayments on a
Portfolio's   mortgage-related   securities  were  to  decrease   broadly,   the
sensitivity  of the  Portfolio's  share price to  interest  rate  changes  would increase.

     As with other debt securities,  the values of  mortgage-related  securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

     o Collateralized Mortgage Obligations.  Collateralized mortgage obligations or "CMOs," are  multi-class  bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

(1)  pass-through  certificates  issued or  guaranteed  by  Government  National
Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie
Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac),

(2) unsecuritized  mortgage loans insured by the Federal Housing  Administration or guaranteed by the Department of Veterans' Affairs,

(3) unsecuritized conventional mortgages,

(4) other mortgage-related securities, or

(5) any combination of the securities mentioned above.

     Each  class of CMO,  referred  to as a  "tranche,"  is issued at a specific coupon rate and has a stated  maturity  or final  distribution  date.  Principal prepayments  on the  underlying  mortgages  may cause the CMO to be retired much earlier than the stated maturity or final  distribution  date. The principal and interest on the underlying  mortgages may be allocated among the several classes of a series of a CMO in  different  ways.  One or more  tranches may have coupon rates that reset  periodically at a specified  increase over an index. These are floating  rate  CMOs,  and  typically  have a cap on the  coupon  rate.  Inverse floating rate CMOs have a coupon rate that moves in the reverse  direction to an applicable  index.  The  coupon  rate on these  CMOs will  increase  as  general interest  rates  decrease.  These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

     The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected  prepayments of those mortgages to change.  In general,  prepayments  increase when general interest rates fall and decrease when interest rates rise.

     If  prepayments  of mortgages  underlying a CMO occur faster than  expected when interest rates fall, the market value and yield of the CMO will be reduced.
Additionally,  a Portfolio  might have to reinvest  the  prepayment  proceeds in other  securities  paying  interest  at lower  rates,  which  could  reduce  the
Portfolio's income.

     When interest  rates rise rapidly,  if  prepayments  occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject  to  greater  fluctuations  in  value.  These are the  prepayment  risks described  above and can make the  prices of CMOs very  volatile  when  interest rates change.  The prices of longer-term  debt securities tend to fluctuate more than those of  shorter-term  debt  securities.  That  volatility will affect the
Portfolio's share prices.

     o Mortgage-Related U.S. Government  Securities.  These include interests in pools of  residential  or commercial  mortgages,  in the form of  collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are
U.S.  government  securities  have  collateral to secure payment of interest and principal.  They may be issued in different series with different interest rates and  maturities.  The collateral is either in the form of mortgage  pass-through certificates  issued  or  guaranteed  by a U.S.  agency  or  instrumentality  or mortgage loans insured by a U.S. government agency.

     o  Commercial   (Privately-Issued)   Mortgage  Related   Securities.   Some
mortgage-related securities are issued by private entities.  Generally these are multi-class  debt or  pass-through  certificates  secured by  mortgage  loans on commercial properties.  They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes  from  possible  losses on the  underlying  loans.  They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying  loans.  They may also be  protected  to some  extent by  guarantees, reserve funds or additional collateralization mechanisms.

     o  "Stripped"  Mortgage-Related   Securities.  These  are  mortgage-related
securities  that are  created by  segregating  the cash  flows  from  underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified  percentage of the underlying  security's  principal or interest payments. They are a form of derivative investment.

     Mortgage  securities may be partially  stripped so that each class receives some interest and some principal.  However,  they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an  "interest-only"  security,  or "I/O," and all of the  principal  is distributed to holders of another type of security,  known as a "principal-only"
security or "P/O." Strips can be created for pass through certificates or CMOs.

     The yields to maturity  of I/Os and P/Os are very  sensitive  to  principal
repayments  (including   prepayments)  on  the  underlying  mortgages.   If  the
underlying  mortgages   experience  greater  than  anticipated   prepayments  of
principal,  a Portfolio might not fully recoup its investment in an I/O based on
those  assets.  If  underlying   mortgages   experience  less  than  anticipated
prepayments  of  principal,  the yield on the P/Os based on them  could  decline substantially.

     |_| U.S.  Government  Securities  (All  Portfolios).  These are  securities issued or guaranteed by the U.S. Treasury or other U.S.  government  agencies or federally-chartered  corporate entities referred to as "instrumentalities."  The obligations  of U.S.  government  agencies  or  instrumentalities  in which  the
Company can invest may or may not be  guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means  generally that the taxing  power of the U.S.  government  is pledged to the payment of interest and  repayment of  principal  on a security.  If a security is not backed by the full faith and credit of the United States,  the owner of the security must look principally to the agency issuing the obligation for repayment.  The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

     o U.S.  Treasury  Obligations.  These  include  Treasury  bills (which have maturities  of one  year  or less  when  issued),  Treasury  notes  (which  have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued).  Treasury  securities are backed by the full  faith and  credit of the  United  States as to timely  payments  of interest and  repayments  of  principal.  Other U.S.  Treasury  obligations  the
Portfolios can buy include U. S. Treasury  securities  that have been "stripped"
by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

     o  Obligations  of U.S.  Government  Agencies or  Instrumentalities.  These
include direct obligations and  mortgage-related  securities that have different levels of credit  support from the  government.  Some are  supported by the full faith and credit of the U.S.  government,  such as Government  National Mortgage
Association  pass-through mortgage certificates (called "Ginnie Maes"). Some are supported  by the right of the  issuer to borrow  from the U.S.  Treasury  under certain  circumstances,  such as Federal National  Mortgage  Association  bonds.
Others are supported only by the credit of the entity that issued them,  such as
Federal Home Loan Mortgage Corporation obligations.

     |X| Money Market  Instruments  (All  Portfolios).  The following is a brief description  of the types of the money  market  securities  the  Portfolios  can invest in. Money market securities are high-quality, short-term debt instruments that  may be  issued  by the  U.S.  government,  corporations,  banks  or  other entities. They may have fixed, variable or floating interest rates.

     |_|  U.S.  Government  Securities.  These  include  obligations  issued  or guaranteed by the U.S.  government or any of its agencies or  instrumentalities, described above.

     |_| Bank Obligations.  "Banks" include commercial banks,  savings banks and savings  and loan  associations,  which may or may not be members of the Federal
Deposit   Insurance   Corporation.   The   Portfolios  can  buy  time  deposits,
certificates  of deposit and bankers'  acceptances.  They must be: o obligations issued or  guaranteed  by a  domestic  bank  (including  a  foreign  branch of a domestic bank) having total assets of at least U.S. $1 billion, or o obligations of a foreign bank with total assets of at least U.S. $1 billion.

     |_| Commercial  Paper.  The Portfolios can invest in commercial paper if it is rated within the top three rating  categories  of Standard  &  Poor's and
Moody's or other  rating  organizations.  If the paper is not  rated,  it may be purchased if the Manager  determines  that it is comparable to rated  commercial paper in the top three rating categories of national rating organizations.

     The Portfolios can buy commercial paper, including U.S.  dollar-denominated securities of foreign  branches of U.S.  banks,  issued by other entities if the commercial  paper  is  guaranteed  as  to  principal  and  interest  by a  bank, government or corporation whose  certificates of deposit or commercial paper may otherwise be purchased by the Portfolios.

     |_| Variable Amount Master Demand Notes.  Master demand notes are corporate obligations  that permit the investment of fluctuating  amounts at varying rates of interest under direct  arrangements  between a Portfolio,  as lender, and the borrower.  They permit daily changes in the amounts borrowed.  The Portfolio has the  right to  increase  the  amount  under  the note at any time up to the full amount provided by the note agreement,  or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

     Because these notes are direct lending  arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary  market for these notes,  although they are redeemable (and thus are  immediately  repayable by the borrower) at principal  amount,  plus accrued interest, at any time. Accordingly,  a Portfolio's right to redeem such notes is dependent  upon the ability of the  borrower to pay  principal  and  interest on demand.

     The  Portfolios  have no  limitations on the type of issuer from whom these notes will be purchased.  However,  in connection  with such purchases and on an ongoing basis, the portfolio  manager will consider the earning power, cash flow and other liquidity  ratios of the issuer,  and its ability to pay principal and interest on demand,  including  a  situation  in which all holders of such notes made demand  simultaneously.  Investments  in master demand notes are subject to the  limitation  on  investments  by  the  Portfolios  in  illiquid  securities.
Currently,  the  Portfolios  do not intend  that their  investments  in variable amount master demand notes will exceed 5% of a Portfolio's total assets.

Other  Investment  Techniques and Strategies.  In seeking their  respective objectives,  each  Portfolio  may from time to time use the types of  investment strategies and investments  described  below. A Portfolio is not required to use all of these strategies at all times, and at times may not use them.

Investment in Other Investment Companies.  The Portfolios can also invest in the securities of other  investment  companies,  which can include  open-end  funds, closed-end funds and unit investment trusts,  subject to the limits set forth in the  Investment  Company  Act  that  apply to those  types of  investments.  For example, the Portfolios can invest in Exchange-Traded Funds, which are typically open-end  funds or unit  investment  trusts,  listed  on a stock  exchange.  The
Portfolios  might do so as a way of  gaining  exposure  to the  segments  of the equity  or  fixed-income  markets  represented  by  the  Exchange-Traded  Funds'
portfolio,  at times when the Portfolio  may not be able to buy those  portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the value of such  investment  company's  portfolio securities and is subject to limitations  under the Investment  Company Act. The
Portfolios  do not  intend to invest in other  investment  companies  unless the
Manager  believes  that the  potential  benefits of the  investment  justify the payment of any premiums or sales  charges.  As a  shareholder  of an  investment company, the Portfolios would be subject to its ratable share of that investment company's  expenses,  including its advisory and  administration  expenses.  The
Portfolios do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

     |X|  Forward  Rolls  (Total  Return  Portfolio  and  Government  Securities
Portfolio).  In a "forward roll"  transaction  with respect to  mortgage-related securities,  a  Portfolio  sells a  mortgage-related  security  to a  buyer  and simultaneously  agrees  to  repurchase  a  similar  security  (the  same type of security,  and having the same  coupon  and  maturity)  at a later date at a set price.  The securities that are repurchased  will have the same interest rate as the securities that are sold, but typically will be  collateralized by different pools of mortgages  (with  different  prepayment  histories) than the securities that  have  been  sold.  Proceeds  from  the  sale are  invested  in  short-term instruments,  such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Portfolio in excess of the yield on the securities that have been sold.

     A  Portfolio  will only enter into  "covered"  rolls.  To assure its future payment of the purchase  price,  the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

     These  transactions have risks.  During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the  securities  that have been sold. It is possible that the market value of the  securities  the  Portfolio  sells might decline below the price at which the Portfolio is obligated to repurchase securities.

     |X|  Asset-Backed  Securities  (Government  Securities  Portfolio and Total
Return Portfolio).  Asset-backed securities are fractional interests in pools of assets,  typically  accounts  receivable or consumer  loans.  They are issued by trusts or  special-purpose  corporations.  They are  similar to  mortgage-backed securities,  described above, and are backed by a pool of assets that consist of obligations of individual borrowers.  The income from the pool is passed through to the holders of  participation  interest  in the pools.  The pools may offer a credit enhancement,  such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

     The  value of an  asset-backed  security  is  affected  by  changes  in the market's perception of the asset backing the security,  the  creditworthiness of the  servicing  agent for the loan pool,  the  originator  of the loans,  or the financial institution providing any credit enhancement,  and is also affected if
any  credit   enhancement  has  been  exhausted.   The  risks  of  investing  in
asset-backed  securities are ultimately  related to payment of consumer loans by the  individual  borrowers.  As a  purchaser  of  an  asset-backed  security,  a
Portfolio  would  generally  have no recourse to the entity that  originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments,  which  may  shorten  the  weighted  average  life of  asset-backed securities  and may lower  their  return,  in the same  manner as in the case of mortgage-backed securities and CMOs, described above.

     |X|  Zero-Coupon  Securities  (All  Portfolios).  The  Portfolios  can  buy
zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt  securities  whose  interest  coupons are separated from the security and sold  separately.  They can  include,  among  others,  foreign debt securities  and U.S.  Treasury  notes or bonds that have been  stripped of their interest  coupons,  U.S.  Treasury bills issued without  interest  coupons,  and certificates representing interests in stripped securities.

     Zero-coupon  securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual  appreciation  of the  security,  which is redeemed at face value on a  specified  maturity  date.  This  discount  depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality,  the discount  typically  decreases as the maturity date approaches.  Some zero-coupon securities are convertible,  in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

     Because zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their value is generally more volatile  than the value of other  debt  securities.  Their  value may fall more dramatically than the value of  interest-bearing  securities when interest rates rise. When prevailing interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

     A Portfolio's  investment in zero-coupon securities may cause the Portfolio to recognize income and make  distributions  to shareholders  before it receives any cash  payments on the  zero-coupon  investment.  To generate cash to satisfy those  distribution  requirements,  the Portfolio  might have to sell  portfolio securities  that it otherwise  might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

     |X| "When-Issued" and "Delayed-Delivery" Transactions (All Portfolios). The
Portfolios can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery"  basis. When-issued and delayed-delivery are terms that refer to  securities  whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

     When these  transactions  are  negotiated,  the price  (which is  generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the  securities  take place at a later date.  The securities are subject  to change in value from  market  fluctuations  during the period  until settlement.  The value at  delivery  may be less than the  purchase  price.  For example,  changes in interest  rates in a direction  other than that expected by the portfolio  manager of a Portfolio before settlement will affect the value of such securities and may cause a loss to the Portfolio. During the period between purchase and  settlement,  no payment is made by the Portfolio to the issuer and no interest  accrues to the Portfolio from the investment  until it receives the security at settlement.

     A Portfolio  might engage in  when-issued  transactions  to secure what the portfolio  manager  considers to be an advantageous  price and yield at the time the  obligation is entered into.  When a Portfolio  enters into a when-issued or delayed-delivery  transaction,  it  relies on the other  party to  complete  the transaction.  Its  failure  to do  so  may  cause  the  Portfolio  to  lose  the opportunity  to obtain the security at a price and yield the  portfolio  manager considers to be advantageous.

     When a Portfolio engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling  securities  consistent  with its  investment  objective  and  policies  or for  delivery  pursuant to options contracts it has entered into,  and not for the purpose of investment  leverage.
Although a  Portfolio  enters  into  delayed-delivery  or  when-issued  purchase transactions  to acquire  securities,  it may dispose of a  commitment  prior to settlement.  If a  Portfolio  chooses  to  dispose  of the  right to  acquire  a when-issued  security  prior to its  acquisition  or to  dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

     At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or  delayed-delivery  basis,  it records the transaction on its books and  reflects  the value of the  security  purchased  in  determining  the
Portfolio's net asset value. In a sale  transaction,  it records the proceeds to be received.  The  Portfolio  will  identify on its books liquid assets at least equal in value to the value of the  Portfolio's  purchase  commitments  until it pays for the investment.  Growth  Portfolio,  Oppenheimer  International  Growth
Fund/VA and Total Return Portfolio  anticipate that a Portfolio's  commitment to purchase  when-issued  securities and forward commitments will not exceed 33% of that  Portfolio's  total  assets  under  normal  market  conditions.  Government
Securities   Portfolio  can  invest  in   when-issued   securities  and  forward
commitments without limitation.

     When-issued and delayed-delivery transactions can be used by a Portfolio as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance,  in periods of rising interest rates and falling prices, a
Portfolio might sell securities in its portfolio on a forward  commitment  basis to attempt to limit its exposure to anticipated  falling  prices.  In periods of falling  interest  rates and rising  prices,  a Portfolio  might sell  portfolio securities  and  purchase the same or similar  securities  on a  when-issued  or delayed-delivery basis to obtain the benefit of currently higher cash yields.

     |X|  Repurchase  Agreements  (All  Portfolios).  A  Portfolio  can  acquire securities  subject  to  repurchase  agreements.  It might  do so for  liquidity purposes to meet anticipated redemptions of shares, or pending the investment of the  proceeds  from sales of shares,  or pending  the  settlement  of  portfolio securities transactions, or for temporary defensive purposes.

     In a  repurchase  transaction,  a  Portfolio  buys  a  security  from,  and simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven  days are  subject to a
Portfolio's limits on holding illiquid  investments.  A Portfolio will not enter into a  repurchase  agreement  that causes more than 15% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven days. There is no limit on the  amount of a  Portfolio's  net  assets  that may be  subject  to repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are  collateralized  by the  underlying  security.  The  Portfolios'  repurchase agreements  require  that at all times  while  the  repurchase  agreement  is in effect, the value of the collateral must equal or exceed the repurchase price to fully  collateralize the repayment  obligation.  However, if the vendor fails to pay the resale  price on the  delivery  date,  a  Portfolio  may incur  costs in disposing of the collateral  and may experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's  creditworthiness to confirm that the vendor is financially sound and will  continuously  monitor the collateral's value.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission ("SEC"), the Portfolios, along with other affiliated entities managed by the Manager,  may transfer  uninvested  cash  balances into one or more joint repurchase  accounts.  These  balances  are  invested in one or more  repurchase agreements,  secured by U.S. government securities.  Securities that are pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to cover  payments  of  interest  and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     |X| Illiquid and Restricted Securities (All Portfolios). Under the policies and procedures established by the Board of Directors, the Manager determines the liquidity of certain of a Portfolio's investments. To enable a Portfolio to sell its holdings of a restricted security not registered under the Securities Act of
1933,  the Portfolio may have to cause those  securities to be  registered.  The expenses of registering restricted securities may be negotiated by the Portfolio with the  issuer  at the  time  the  Portfolio  buys  the  securities.  When the
Portfolio must arrange  registration  because it wishes to sell the security,  a considerable period may elapse between the time the decision is made to sell the security and the time the security is  registered  so that the  Portfolio  could sell it. The Portfolio  would bear the risks of any downward  price  fluctuation during that period.

     The  Portfolios  may also acquire  restricted  securities  through  private placements.  Those  securities  have  contractual  restrictions  on their public resale.  Those  restrictions may make it more difficult to value them, and might limit a  Portfolio's  ability to dispose of the  securities  and might lower the amount the Portfolio could realize upon the sale.

     Each  Portfolio  has  limitations  that apply to  purchases  of  restricted securities,  as stated in its Prospectus.  Those percentage  restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security,  a  Portfolio's  holdings of that  security  may be  considered  to be illiquid.  Illiquid  securities include repurchase  agreements  maturing in more than seven days and  participation  interests that do not have puts  exercisable within seven days.

     |X|  Municipal   Securities  (Total  Return  Portfolio).   These  are  debt
obligations   issued  by  the   governments   of  states  and  their   agencies,
instrumentalities  and  authorities,  as well as  their  political  subdivisions
(cities towns and counties, for example),  that are used to finance a variety of public and private  purposes.  Those purposes  include  financing state or local governments and financing specific public projects and facilities. The Portfolio can invest in them because the portfolio  managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

     |X| Floating  Rate and Variable  Rate  Obligations  (All  Portfolios).  The
interest rate on a floating rate note is adjusted  automatically  according to a stated  prevailing  market rate,  such as a bank's  prime rate,  the 91-day U.S.
Treasury Bill rate, or some other standard.  The  instrument's  rate is adjusted automatically  each  time the base  rate is  adjusted.  The  interest  rate on a variable  rate  note is also  based on a stated  prevailing  market  rate but is adjusted  automatically at specified  intervals.  Generally,  the changes in the interest rate on such  securities  reduce the fluctuation in their market value.
As interest rates decrease or increase,  the potential for capital  appreciation or  depreciation  is less  than  that  for  fixed-rate  obligations  of the same maturity.  The portfolio  manager of a Portfolio  may determine  that an unrated floating  rate  or  variable  rate  obligation  meets  the  Portfolio's  quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have  features  that  permit the  holder to  recover  the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days'  notice.  The tender may be at par value plus accrued interest,  according to the terms of the obligations. The issuer of that type of note normally has a corresponding right in its discretion,  after a given  period,  to  prepay  the  outstanding  principal  amount of the note plus accrued interest.  Generally the issuer must provide a specified number of days'
notice to the holder.

     Step-coupon  bonds have a coupon  interest  rate that changes  periodically during the life of the  security  on  predetermined  dates that are set when the security is issued.

     |X| "Structured"  Notes (Government  Securities  Portfolio and Total Return
Portfolio).   "Structured"   notes  are   specially-designed   derivative   debt
investments with principal  payments or interest payments that are linked to the value of an index (such as a currency or  securities  index) or  commodity.  The terms of the instrument may be "structured" by the purchaser (the Portfolio) and the borrower issuing the note.

     The principal and/or interest  payments depend on the performance of one or more other  securities or indices,  and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index.  They are subject to both credit and interest rate risks and therefore a Portfolio  could  receive more or less than it  originally  invested  when the notes mature,  or it might receive less interest than the stated coupon  payment if the  underlying  investment or index does not perform as  anticipated.  Their values may be very volatile and they may have a limited trading  market,  making it difficult for a Portfolio to sell its investment at an acceptable price.

     |X| Inverse  Floaters  (Government  Securities  Portfolio  and Total Return
Portfolio).  "Inverse floaters" are debt obligations on which the interest rates typically  fall as market  rates  increase  and  increase as market  rates fall.
Changes in market interest rates or the floating rate of the security  inversely affect the residual interest rate of an inverse floater.  As a result, the price of an  inverse  floater  will  be  considerably  more  volatile  than  that of a fixed-rate obligation when interest rates change.

     To  provide  investment  leverage,  an  issuer  might  decide  to issue two variable rate obligations  instead of a single  long-term,  fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond,  multiplied by a factor of two, minus  the rate  paid on the  short-term  instrument.  The two  portions  may be recombined to create a fixed-rate  bond. A Portfolio might acquire both portions of that  type of  offering,  to  reduce  the  effect  of the  volatility  of the individual  securities.  This provides a flexible  portfolio  management tool to vary the  degree of  investment  leverage  efficiently  under  different  market conditions.

     Inverse floaters may offer  relatively high current income,  reflecting the spread between  short-term and long-term  tax-exempt  interest rates. As long as the yield curve remains  relatively steep and short term rates remain relatively low,  owners of inverse  floaters will have the  opportunity to earn interest at above-market  rates because they receive  interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts  upward,  an inverse  floater  will lose  value more  quickly  than a conventional  long-term  bond. A Portfolio  might invest in inverse  floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.  In some cases,  the holder of an inverse floater may have an option to convert the floater to a  fixed-rate  bond,  pursuant to a
"rate-lock" option.

     Some inverse  floaters  have a feature  known as an interest  rate "cap" as part of the terms of the  investment.  Investing in inverse  floaters  that have interest  rate caps might be part of a  portfolio  strategy to try to maintain a high current  yield for a Portfolio  when the  Portfolio has invested in inverse floaters  that expose the  Portfolio  to the risk of  short-term  interest  rate fluctuations.  "Embedded" caps might be used to hedge a portion of a Portfolio's exposure to rising interest rates.  When interest rates exceed a  pre-determined rate,  the cap  generates  additional  cash  flows that  offset  the  decline in interest rates on the inverse floater, and the hedge is successful. However, the
Portfolio  bears  the  risk  that  if  interest  rates  do not  rise  above  the pre-determined  rate, the cap (which is purchased for additional  cost) will not provide additional cash flows and will expire worthless.

     Inverse floaters are a form of derivative investment.  Certain derivatives, can be used to increase or decrease a Portfolio's  exposure to changing security prices,  interest  rates or other  factors that affect the value of  securities.
However, these techniques could result in losses to a Portfolio if the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the  Portfolio's  other  investments.  These  techniques can cause losses if the  counterparty  does not perform its promises.  An additional risk of investing in securities  that are  derivative  investments is that their market value could be expected to vary to a much greater  extent than the market value of securities that are not derivative  investments but have similar credit quality, redemption provisions and maturities.

Loans  of  Portfolio  Securities  (All  Portfolios).  Besides  using  repurchase
transactions,   Oppenheimer   International  Growth  Fund/VA  and  Total  Return
Portfolio  can  lend  its  portfolio  securities  in  amounts  up to  10% of the
Portfolio's  total assets.  Oppenheimer  International  Growth Fund/VA and Total
Return  Portfolio  currently  do not use this  strategy,  but if they do so they expect to limit such loans to not more than 5% of their total assets.  Loans can be made to brokers,  dealers and other types of financial  institutions approved by the Board of Directors.

     Growth  Portfolio  and  Government  Securities  Portfolio  may  lend  their
portfolio   securities   pursuant  to  the  Securities  Lending  Agreement  (the
"Securities   Lending   Agreement")  with  JP  Morgan  Chase,   subject  to  the
restrictions  stated  in  their  Prospectus.  Both  Portfolios  will  lend  such portfolio  securities to attempt to increase their income.  Under the Securities
Lending Agreement and applicable  regulatory  requirements (which are subject to change),  the loan  collateral  must, on each business day, be at least equal to the value of the loaned  securities  and must  consist of cash,  bank letters of
credit   or   securities   of  the  U.S.   Government   (or  its   agencies   or
instrumentalities),  or other  cash  equivalents  in which both  Portfolios  are permitted to invest.  To be  acceptable  as  collateral,  letters of credit must obligate a bank to pay to JP Morgan Chase,  as agent,  amounts  demanded by each
Portfolio if the demand meets the terms of the letter.  Such terms of the letter of credit and the issuing bank must be  satisfactory to JP Morgan Chase and each
Portfolio.  Both  Portfolios  will receive,  pursuant to the Securities  Lending
Agreement,  80% of all annual net income (i.e.,  net of rebates to the Borrower)
from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the  obligations  of borrowers to return loaned  securities  and to be responsible for expenses relating to securities lending. Both Portfolios will be
responsible,   however,  for  risks  associated  with  the  investment  of  cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested in defaults.  The Securities  Lending Agreement may be  terminated  by either JP Morgan  Chase or  Growth  Portfolio  or  Government
Securities  Portfolio on 30 days' written notice.  The terms of each Portfolio's loans must also meet applicable tests under the Internal Revenue Code and permit each Portfolio to reacquire  loaned  securities on five business days' notice or in time to vote on any important matter.

     There are some risks in connection  with  securities  lending.  A Portfolio might experience a delay in receiving additional collateral to secure a loan, or a delay in  recovery  of the  loaned  securities  if the  borrower  defaults.  A
Portfolio  must  receive   collateral  for  a  loan.  Under  current  applicable
regulatory  requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must  consist  of  cash,  bank  letters  of  credit  or  securities  of the U.S.
government or its agencies or  instrumentalities,  or other cash  equivalents in which the  Portfolio is permitted to invest.  To be  acceptable  as  collateral, letters of credit must obligate a bank to pay amounts  demanded by the Portfolio if the demand  meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Portfolio.

     When it  lends  securities,  a  Portfolio  receives  amounts  equal  to the dividends or interest on loaned securities.  It also receives one or more of (a)
negotiated  loan fees, (b) interest on securities  used as  collateral,  and (c)
interest on any short-term debt securities  purchased with such loan collateral.
Either type of interest may be shared with the  borrower.  A Portfolio  may also pay reasonable  finder's,  custodian and administrative  fees in connection with these  loans.  The terms of these  loans must meet  applicable  tests  under the
Internal Revenue Code and must permit a Portfolio to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Interfund  Borrowing and Lending  Arrangements.  Consistent with its fundamental policies and pursuant to an  exemptive  order issued by the SEC, the  Portfolios may  engage  in  borrowing  and  lending  activities  with  other  funds  in the
OppenheimerFunds  complex.  Borrowing money from affiliated funds may afford the
Portfolios the flexibility to use the most cost-effective alternative to satisfy its borrowing  requirements.  Lending money to an affiliated  fund may allow the
Portfolios to obtain a higher rate of return than it could from  interest  rates on alternative  short-term  investments.  Implementation of interfund lending is being accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o Interfund  Borrowing.  The Portfolios  will not borrow from  affiliated  funds unless the terms of the borrowing  arrangement  are at least as favorable as the terms the Portfolios  could  otherwise  negotiate with a third party.  To assure that the Portfolios  will not be  disadvantaged  by borrowing from an affiliated fund,  certain  safeguards are being  implemented.  Examples of these safeguards include the following:

o the Portfolios will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;

o the Portfolios  borrowing from  affiliated  funds must be consistent  with its investment objective and investment policies;

o the loan rates will be the average of the overnight  repurchase agreement rate available through the OppenheimerFunds  joint repurchase agreement account and a
pre-established   formula  based  on  quotations  from   independent   banks  to
approximate  the lowest  interest rate at which bank loans would be available to the Portfolio;

o if the Portfolio has outstanding  borrowings from all sources greater than 10%
of its total assets, then the Portfolio must secure each additional  outstanding interfund loan by segregating liquid assets of the Portfolio as collateral;

o the Portfolio  cannot borrow from an affiliated  fund in excess of 125% of its total redemptions for the preceding seven days;

o each interfund loan may be repaid on any day by the Portfolio; and

o the Directors  will be provided  with a report of all interfund  loans and the
Directors  will  monitor  all such  borrowings  to ensure  that the  Portfolio's participation is appropriate.

     There is a risk that a borrowing fund could have a loan called on one days'
notice. In that circumstance,  the Portfolio might have to borrow from a bank at a higher  interest  cost if  money  to lend  were  not  available  from  another
Oppenheimer fund.

o Interfund Lending.  To assure that the Portfolios will not be disadvantaged by making loans to affiliated  funds,  certain  safeguards  are being  implemented.
Examples of these safeguards include the following:

o the Portfolio will not lend money to affiliated funds unless the interest rate on such loan is determined under the terms of the exemptive order;

o the Portfolio may not make interfund loans in excess of 15% of its net assets;

o an  interfund  loan to any one  affiliated  fund  shall  not  exceed 5% of the
Portfolio's net assets;

o an interfund loan may not be outstanding for more than seven days;

o each interfund loan may be called on one business day's notice; and

o the  Manager  will  provide  the  Directors  reports  on all  interfund  loans demonstrating  that the  Portfolio's  participation  is appropriate and that the loan is consistent with its investment objectives and policies.

     When the Portfolio lends assets to another  affiliated  fund, the Portfolio is subject to the risk that the borrowing fund might fail to repay the loan.

     Borrowing.  Currently,  under the Investment Company Act, a mutual fund may borrow only from banks and the maximum  amount it may borrow is up to  one-third of its total  assets  (including  the amount  borrowed),  except that a fund may borrow up to 5% of its total  assets for  temporary  purposes  from any  person.
Under the Investment Company Act, there is a rebuttable  presumption that a loan is  temporary if it is repaid  within 60 days and not extended or renewed.  As a matter of fundamental  policy,  the Portfolios are authorized to borrow up to 33
1/3% of its total assets. During periods of substantial borrowings, the value of the Portfolio's  assets would be reduced due to the added expense of interest on borrowed monies.  The Portfolio is authorized to borrow, and to pledge assets to secure  such  borrowings,  up  to  the  maximum  extent  permissible  under  the
Investment Company Act (i.e.,  presently 50% of net assets).  Any such borrowing will be made only pursuant to the requirements of the Investment Company Act and will be made only to the extent that the value of each  Portfolio's  assets less its  liabilities,  other  than  borrowings,  is equal  to at  least  300% of all borrowings  including  the  proposed  borrowing.  If the value of a  Portfolio's assets,  so computed,  should fail to meet the 300% asset coverage  requirement, the Portfolio is required, within three business days to reduce its bank debt to the extent  necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.  Interest on money  borrowed is an expense  the  Portfolio  would not otherwise  incur, so that it may have little or no net investment  income during periods of  substantial  borrowings.  Since  substantially  all of a Portfolio's assets  fluctuate  in  value,  but  borrowing  obligations  are  fixed  when the
Portfolio  has  outstanding  borrowings,  the net  asset  value  per  share of a
Portfolio  correspondingly  will tend to  increase  and  decrease  more when the
Portfolio's  assets  increase or decrease in value than would  otherwise  be the case.

     The Portfolio has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as  "leverage."  The Portfolio may not borrow money,  except to the extent permitted under the Investment Company Act, the rules or regulations  thereunder or any exemption therefrom that is applicable to the Portfolio, as such statute, rules or regulations may be amended or interpreted from time to time.

     The Portfolio will pay interest on these loans,  and that interest  expense will raise the overall  expenses of the Portfolio and reduce its returns.  If it does borrow,  its expenses  will be greater  than  comparable  funds that do not borrow for leverage.  Additionally,  the  Portfolio's  net asset value per share might  fluctuate  more than that of funds  that do not  borrow.  Currently,  the
Portfolio does not contemplate using this technique,  but if it does so, it will not likely do so to a substantial degree.

     |X| Hedging  (All  Portfolios).  Although  the  Portfolios  can use certain hedging  instruments  and  techniques,  they  are not  obligated  to use them in seeking their  objectives.  A  Portfolio's  strategy of hedging with futures and options on futures  will be  incidental  to the  Portfolio's  activities  in the underlying cash market. The particular  hedging  instruments each Portfolios can use are described below.

|_| Put and Call Options.  The  Portfolios can buy and sell certain kinds of put options  ("puts") and call options  ("calls").  The  Portfolios can buy and sell exchange-traded  and  over-the-counter  put and call  options,  including  index options, securities options, commodities options, and options on the other types of futures  described  above.  The Portfolios  can buy and sell  exchange-traded currency options and the Oppenheimer  International  Growth Fund/VA may also buy and sell currency options over-the-counter.

|_| Writing  Covered Call Options.  (All  Portfolios).  The Portfolios can write
(that is, sell) covered calls.  If a Portfolio  sells a call option,  it must be covered.  That means the  Portfolio  must own the  security  subject to the call while the call is outstanding,  or, for certain calls on indices and currencies, the call may be covered by segregating liquid assets to enable that Portfolio to satisfy its obligations if the call is exercised.  Up to 20% of each Portfolio's total assets may be subject to calls the Portfolio writes.

     When a Portfolio writes a call on a security, it receives cash (a premium).
That  Portfolio  agrees to sell the  underlying  security  to a  purchaser  of a corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Portfolio shares the risk of loss that the price of the  underlying  security may decline  during the call period.  That risk may be offset to some  extent by the  premium  the  Portfolio receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse  without  being  exercised.  In that case the
Portfolio would keep the cash premium and the investment.

     When a Portfolio  writes a call on an index,  it receives cash (a premium).
If the buyer of the call  exercises it, the Portfolio will pay an amount of cash equal to the  difference  between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of  difference.  If the value of the  underlying  investment does not rise  above  the call  price,  it is likely  that the call  will  lapse without being exercised. In that case the Portfolio would keep the cash premium.

     The Portfolios'  custodian bank, or a securities  depository acting for the
Custodian,  will act as the Portfolios' escrow agent,  through the facilities of the Options  Clearing  Corporation  ("OCC"),  as to the  investments  on which a
Portfolio has written calls traded on exchanges or as to other acceptable escrow securities.  In that way, no margin will be required for such transactions.  OCC will  release  the  securities  on the  expiration  of the  option  or when  the
Portfolios enter into a closing transaction.

     When the Company writes an  over-the-counter  ("OTC") option, it will enter into an arrangement with a primary U.S. government  securities dealer which will establish a formula  price at which the Company will have the absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the  money").  When the Company  writes an OTC option,  it will treat as illiquid  (for  purposes of its  restriction  on holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To  terminate  its  obligation  on a call it has written,  a Portfolio  may purchase a corresponding call in a "closing purchase transaction." The Portfolio will then realize a profit or loss, depending upon whether the net of the amount of the  option  transaction  costs  and the  premium  received  on the  call the
Portfolio  wrote  is more or less  than the  price  of the  call  the  Portfolio purchases to close out the  transaction.  The  Portfolio may realize a profit if the call expires  unexercised,  because the Portfolio will retain the underlying security  and the premium it received  when it wrote the call.  Any such profits are considered  short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls.  If a Portfolio  cannot effect a closing  purchase transaction  due to the lack of a  market,  it will  have to hold  the  callable securities until the call expires or is exercised.

     The  Portfolios may also write calls on a futures  contract  without owning
the  futures  contract  or  securities   deliverable  under  the  contract.  The
Portfolios  may use call  options  on  futures  contracts  solely  for bona fide hedging purposes. To do so, at the time the call is written, the Portfolios must cover the call by segregating on its books an equivalent dollar amount of liquid assets. A Portfolio will segregate  additional liquid assets if the value of the segregated  assets drops below 100% of the current value of the future.  Because of this segregation requirement, in no circumstances would a Portfolio's receipt of an exercise  notice as to that future  require  the  Portfolios  to deliver a futures contract. It would simply put the Portfolio in a short futures position, which is permitted by the Portfolios' hedging policies.

     |_| Writing Put Options.  (All Portfolios) The Portfolios can also sell put options on futures.  A put option on securities gives the purchaser the right to sell,  and the writer the  obligation to buy, the  underlying  investment at the exercise price during the option period.  The Portfolios will not write puts, if as a result,  more than 50% of the Portfolios net assets would be required to be identified on its books to cover such options.

     If a Portfolio writes a put, the put must be covered by identifying  liquid assets on its books.  The  premium the  Portfolio  receives  from  writing a put represents a profit, as long as the price of the underlying  investment  remains equal to or above the exercise  price of the put.  However,  the Portfolio  also assumes the obligation during the option period to buy the underlying investment from  the  buyer  of the put at the  exercise  price,  even if the  value of the investment falls below the exercise price.

     If a put  a  Portfolio  has  written  expires  unexercised,  the  Portfolio realizes  a gain  in the  amount  of the  premium  less  the  transaction  costs incurred. If the put is exercised,  the Portfolio must fulfill its obligation to purchase  the  underlying  investment  at the  exercise  price.  That price will usually  exceed the market value of the  investment  at that time. In that case, the Portfolio may incur a loss if it sells the underlying investment.  That loss will be equal to the sum of the sale price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction  costs the Portfolio incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the underlying security a Portfolio will identify on its books liquid assets with a value  equal to or  greater  than the  exercise  price of the  underlying securities.  The Portfolio  therefore  forgoes the  opportunity of investing the segregated assets or writing calls against those assets.

     As long as a Portfolio's obligation as the put writer continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That  notice will  require  the  Portfolio  to take  delivery of the  underlying security and pay the exercise  price.  The Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise  notice at any time prior to the  termination  of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice,  the Portfolio effects a closing  purchase  transaction  by  purchasing  a put of the same series as it sold. Once the Portfolio has been assigned an exercise notice,  it cannot effect a closing purchase transaction.

     A Portfolio may decide to effect a closing purchase  transaction to realize a  profit  on an  outstanding  put  option  it has  written  or to  prevent  the underlying  security from being put.  Effecting a closing  purchase  transaction will also permit the Portfolio to write  another put option on the security,  or to sell the security and use the proceeds  from the sale for other  investments.
The Portfolio will realize a profit or loss from a closing purchase  transaction depending  on  whether  the  cost of the  transaction  is less or more  than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes.

     |_| Purchasing Calls and Puts. (All Portfolios) The Portfolios can purchase calls to protect against the possibility that its investment  portfolio will not participate in an anticipated  rise in the securities  market.  When a Portfolio buys a call (other than in a closing purchase  transaction),  it pays a premium.
The Portfolio then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

     The Portfolio  benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying  investment is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the Portfolio  exercises  the call.  If the Portfolio  does not exercise the call or sell it (whether or not at a profit),  the call will become worthless at its  expiration  date. In that case the Portfolio will have paid the premium but lost the right to purchase the underlying investment.

     When a Portfolio  purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

     Buying  a put on  securities  or  futures  a  Portfolio  owns  enables  the
Portfolio to attempt to protect  itself during the put period  against a decline in the value of the  underlying  investment  below the exercise price by selling the underlying  investment at the exercise price to a seller of a  corresponding put. If the market price of the  underlying  investment is equal to or above the exercise  price and, as a result,  the put is not  exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Portfolio will have  paid the  premium  but lost the right to sell the  underlying  investment.
However,  the Portfolio may sell the put prior to its expiration.  That sale may or may not be at a profit.

     A Portfolio can buy puts whether or not it holds the underlying  investment in its  Portfolio.  Buying a put on an investment a Portfolio does not own (such as an index or future) permits the Portfolio  either to resell the put or to buy the underlying  investment and sell it at the exercise  price.  The resale price will vary  inversely to the price of the  underlying  investment.  If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

     When a Portfolio  purchases a call or put on an index or future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment  to the  Portfolio.  Gain or loss  depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

     A Portfolio may buy a call or put only if, after the purchase, the value of all  call and put  options  held by the  Portfolio  will  not  exceed  5% of the
Portfolio's total assets.

     |_| Buying and Selling  Options on Foreign  Currencies.  All Portfolios can
sell exchange-traded call options on foreign currencies.  Government  Securities
Portfolio   and   Oppenheimer   International   Growth   Fund/VA  can  also  buy
exchange-traded  calls on foreign currencies.  Oppenheimer  International Growth
Fund/VA can buy call options on currencies in the OTC markets. A Portfolio could use these  calls to try to  protect  against  declines  in the  dollar  value of foreign  securities  and increases in the dollar cost of foreign  securities the
Portfolio wants to acquire.

     If a portfolio manager  anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those  securities may be partially offset by purchasing calls on that foreign currency.  If the portfolio manager anticipates a decline in the dollar value of a foreign  currency,  the decline in the dollar  value of  portfolio  securities denominated in that currency might be partially  offset by writing calls on that foreign  currency.  However,  the currency rates could  fluctuate in a direction adverse to the  Portfolios'  position.  The  Portfolio  will then have  incurred option premium payments and transaction costs without a corresponding benefit.

     A call written on a foreign currency is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash  consideration  held in a segregated account by its custodian bank) upon  conversion or exchange of other foreign  currency held in its portfolio.

     A  Portfolio  could  write a call on a foreign  currency to provide a hedge against a decline in the U.S.  dollar  value of a security  which the  Portfolio owns or has the  right to  acquire  and  which is  denominated  in the  currency underlying the option.  That decline might be one that occurs due to an expected adverse  change  in the  exchange  rate.  This  is  known  as a  "cross-hedging"
strategy. In those circumstances, the Portfolio covers the option by identifying liquid  assets  on its  books in an amount  equal to the  exercise  price of the option.

     |_| Futures.  The Portfolios have different policies and limitations on the purchase and sale of futures contracts:

o Each Portfolio can buy and sell future contracts on stock indices.

o Each Portfolio can buy and sell futures contracts on individual stocks.

o  Total  Return  Portfolio,   Oppenheimer   International  Growth  Fund/VA  and
Government   Securities  Portfolio  may  buy  and  sell  interest  rate  futures contracts.

o Each portfolio that can invest in securities  denominated in foreign  currency can purchase and sell futures on foreign currencies.

o  Total  Return  Portfolio,   Oppenheimer   International  Growth  Fund/VA  and
Government  Securities  Portfolio can buy and sell futures  contracts related to financial indices.

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  In some  cases,  these  futures may be based on stocks of issuers in a particular  industry  or group of  industries.  A stock index  assigns  relative values to the common  stocks  included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of  securities  that  comprise  the index.  These contracts  obligate the seller to deliver,  and the  purchaser to take,  cash to settle the  futures  transaction.  There is no delivery  made of the  underlying securities  to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future  obligates the seller to deliver (and the purchaser to take)  cash or a  specified  type of debt  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Similarly,  a single  stock future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  equity  security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     No money is paid or received by a  Portfolio  on the  purchase or sale of a future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment with the futures  commission  merchant (the
"futures   broker").   Initial  margin  payments  will  be  deposited  with  the
Portfolio's  custodian  bank in an account  registered  in the futures  broker's name.  However,  the futures  broker can gain access to that  account only under specified  conditions.  As the future is marked to market (that is, its value on that  Portfolio's  books is  changed)  to reflect  changes in its market  value, subsequent margin payments,  called variation margin,  will be paid to or by the futures broker daily.

     At any time prior to  expiration  of the future,  a Portfolio  may elect to close out its  position  by taking an opposite  position,  at which time a final determination  of variation  margin is made and any additional cash must be paid by or  released  to that  Portfolio.  Any  loss or  gain on the  future  is then realized  by that  Portfolio  for tax  purposes.  All futures  transactions  are effected  through a  clearinghouse  associated  with the  exchange  on which the contracts are traded.

     |_|  Forward  Contracts  (All Equity  Portfolios).  Forward  contracts  are foreign  currency  exchange  contracts.  They  are  used to buy or sell  foreign currency for future delivery at a fixed price. A Portfolio can use them to "lock in" the U.S. dollar price of a security  denominated in a foreign  currency that the  Portfolio has bought or sold, or to protect  against  possible  losses from changes in the  relative  values of the U.S.  dollar and a foreign  currency.  A
Portfolio  may also use  "cross-hedging"  where  the  Portfolio  hedges  against changes in  currencies  other than the  currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     A Portfolio may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the  risk  of  fluctuations  in the  prices  of the  underlying  securities  the
Portfolio  owns or intends to  acquire,  but it does fix a rate of  exchange  in advance.  Although forward  contracts may reduce the risk of loss from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When a  Portfolio  enters  into a contract  for the  purchase  or sale of a security  denominated in a foreign  currency,  or when it anticipates  receiving dividend payments in a foreign currency, the Portfolio might desire to "lock-in"
the U.S.  dollar  price of the  security or the U.S.  dollar  equivalent  of the dividend  payments.  To do so, the Portfolio could enter into a forward contract for the  purchase  or sale of the amount of  foreign  currency  involved  in the underlying  transaction,  in a fixed  amount  of U.S.  dollars  per  unit of the foreign  currency.  This is called a "transaction  hedge." The transaction hedge will protect the Portfolio against a loss from an adverse change in the currency exchange  rates  during the period  between  the date on which the  security  is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

     A Portfolio  could also use forward  contracts  to lock in the U.S.  dollar value  of  portfolio  positions.  This is  called  a  "position  hedge."  When a portfolio  manager  believes  that foreign  currency  might suffer a substantial decline  against  the U.S.  dollar,  the  Portfolio  could  enter into a forward contract to sell an amount of that foreign currency  approximating  the value of some or all of the Portfolio's investment securities denominated in that foreign currency.  When a portfolio manager believes that the U.S. dollar might suffer a substantial decline against a foreign currency, the Portfolio could enter into a forward  contract  to buy  that  foreign  currency  for a fixed  dollar  amount.
Alternatively,  a  Portfolio  could  enter  into a  forward  contract  to sell a different  foreign  currency  for a fixed U.S.  dollar  amount if the  portfolio manager  believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall  whenever  there is a decline in the
U.S.  dollar  value of the currency in which  securities  of the  Portfolio  are denominated. That is referred to as a "cross hedge."

     A Portfolio will cover its short positions in these cases by identifying on its books  liquid  assets  having a value equal to the  aggregate  amount of the
Portfolio's  commitment under forward contracts. A Portfolio will not enter into forward  contracts  or  maintain  a  net  exposure  to  such  contracts  if  the consummation  of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio  securities or other assets  denominated in that currency or another  currency that is the subject of the hedge.

     However,  to avoid excess  transactions and transaction  costs, a Portfolio may maintain a net  exposure to forward  contracts in excess of the value of its portfolio  securities or other assets  denominated in foreign  currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that  excess.  As one alternative,  the Portfolio may purchase a call option permitting it to purchase the amount of foreign  currency  being  hedged by a forward  sale  contract at a price no higher than the forward  contract  price. As another  alternative,  the
Portfolio may purchase a put option  permitting it to sell the amount of foreign currency  subject to a forward  purchase  contract  at a price as high or higher than the forward contract price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the  portfolio  manager might decide to sell the  security  and  deliver  foreign  currency  to settle  the  original purchase obligation. If the market value of the security is less than the amount of foreign  currency the Portfolio is obligated to deliver,  the Portfolio might have to  purchase  additional  foreign  currency on the "spot"  (that is,  cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign  currency the Portfolio is obligated to deliver to settle the trade,  the  Portfolio  might have to sell on the spot market some of the  foreign  currency  received  upon the sale of the  security.  There will be additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements  will not be  accurately  predicted,  causing a  Portfolio  to sustain losses on these contracts and to pay additional  transactions  costs. The use of forward contracts in this manner might reduce a Portfolio's performance if there are  unanticipated  changes in currency  prices to a greater  degree than if the
Portfolio had not entered into such contracts.

     At or before the  maturity of a forward  contract  requiring a Portfolio to sell a currency,  the Portfolio might sell a portfolio security and use the sale proceeds to make delivery of the currency.  In the  alternative  it might retain the security and offset its  contractual  obligation  to deliver the currency by purchasing a second contract.  Under that contract the Portfolio will obtain, on the same maturity  date, the same amount of the currency that it is obligated to deliver.  Similarly,  the Portfolio might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first  contract.  The  Portfolio  would  realize  a gain or loss as a result  of entering into such an offsetting forward contract under either circumstance. The gain or loss will  depend on the  extent  to which  the  exchange  rate or rates between the currencies  involved moved between the execution  dates of the first contract and offsetting contract.

     The costs to a  Portfolio  of  engaging  in forward  contracts  varies with factors such as the currencies  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered  into  on a  principal  basis,  no  brokerage  fees or  commissions  are involved.  Because these  contracts  are not traded on an exchange,  the Company must evaluate the credit and  performance  risk of the  counterparty  under each forward contract.

     Although each Portfolio  values its assets daily in terms of U.S.  dollars, it does not intend to convert  its  holdings  of  foreign  currencies  into U.S.
dollars on a daily basis. A Portfolio may convert foreign  currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might  offer to sell a  foreign  currency  to a  Portfolio  at one  rate,  while offering a lesser  rate of  exchange  if the  Portfolio  desires to resell  that currency to the dealer.

     |_| Interest Rate Swap Transactions  (Government Securities Portfolio).  In
an interest  rate swap, a Portfolio and another  party  exchange  their right to receive or their  obligation  to pay interest on a security.  For example,  they might swap the right to receive  floating rate payments for fixed rate payments.
A Portfolio  can enter into swaps only on  securities  that it owns and will not enter into swaps with  respect  to more than 25% of its total  assets.  Also,  a
Portfolio  will  identify  on its  books  liquid  assets  (such  as cash or U.S.
government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive,  and it will adjust that amount daily, as needed.

     Swap agreements  entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a  Portfolio  under a swap  agreement  will be greater  than the  payments it received.  Credit risk arises from the possibility  that the  counterparty  will default. If the counterparty  defaults, the Portfolio's loss will consist of the net amount of  contractual  interest  payments  that the  Portfolio  has not yet received.  The Manager will monitor the  creditworthiness of counterparties to a
Portfolio's interest rate swap transactions on an ongoing basis.

     A Portfolio can enter into swap  transactions  with certain  counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Portfolio and that counterparty  shall be regarded as parts of an integral  agreement.  If amounts are payable on a particular date in the same  currency  in  respect  of one or more swap  transactions,  the  amount payable on that date in that currency shall be the net amount. In addition,  the master netting agreement may provide that if one party defaults  generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these  agreements,  if a default results in a loss to one party,  the measure of that  party's  damages is  calculated  by  reference  to the  average  cost of a replacement  swap for each swap. It is measured by the  mark-to-market  value at the time of the  termination of each swap. The gains and losses on all swaps are then netted, and the result is the  counterparty's  gain or loss on termination.
The  termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     |_|  Risks  of  Hedging  with  Options  and  Futures.  The  use of  hedging instruments requires special skills and knowledge of investment  techniques that are  different  than what is required for normal  portfolio  management.  If the
Manager uses a hedging  instrument at the wrong time or judges market conditions incorrectly,  hedging  strategies may reduce a Portfolio's  return.  A Portfolio could also experience  losses if the prices of its futures and options positions were not correlated with its other investments.

     A Portfolio's  option activities could affect its portfolio  turnover rate, brokerage  commissions and transaction costs. The exercise of calls written by a
Portfolio might cause the Portfolio to sell related portfolio  securities,  thus increasing  its turnover rate. The exercise by a Portfolio of puts on securities will cause the sale of underlying  investments,  increasing  portfolio turnover.
Although  the  decision  whether  to  exercise  a put it  holds  is  within  the
Portfolio's  control,  holding  a put might  cause  that  Portfolio  to sell the related investments for reasons that would not exist in the absence of the put.

     A Portfolio  could pay a brokerage  commission each time they buy a call or put, sell a call or put, or buy or sell an  underlying  investment in connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investment.

     If a covered call written by a Portfolio is exercised on an investment that has increased in value,  that  Portfolio will be required to sell the investment at the call price.  It will not be able to realize any profit if the  investment has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid  secondary  market will exist for any  particular  option.  A Portfolio might  experience  losses if it could not close  out a  position  because  of an illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of a Portfolio's investment securities. The risk is that the prices of the  futures or the  applicable  index will  correlate  imperfectly  with the behavior of the cash prices of the Portfolio's  securities.  For example,  it is possible that while the Portfolio has used hedging instruments in a short hedge, the market might advance and the value of the  securities  held by the Portfolio might decline.  If that occurred,  the Portfolio would lose money on the hedging instruments  and also  experience  a  decline  in the  value  of its  investment securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified  portfolio of securities will tend to move in the  same  direction  as the  indices  upon  which  the  hedging instruments are based.

     The  risk  of  imperfect  correlation  increases  as the  composition  of a
Portfolio's  investments diverges from the securities included in the applicable index. To compensate for the imperfect  correlation of movements in the price of the  investments  being  hedged  and  movements  in the  price  of  the  hedging instruments,  a Portfolio  might use  hedging  instruments  in a greater  dollar amount than the dollar amount of portfolio  securities being hedged. It might do so if the historical  volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     A Portfolio  can use  hedging  instruments  to  establish a position in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Portfolio does so the market might decline.  If the Portfolio then concludes not to invest in securities  because of concerns that the market might decline  further or for other reasons, the Portfolio will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

     |_|  Regulatory  Aspects of Hedging  Instruments.  When using  futures  and options on  futures,  the  Portfolios  are  required to operate  within  certain guidelines and restrictions with respect to the use of futures as established by the Commodities  Futures Trading  Commission (the "CFTC").  In particular,  each
Portfolio  is exempted  from  registration  with the CFTC as a  "commodity  pool operator" if the Portfolio complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Portfolio's  assets that may be used for futures  margin and  related  options  premiums  for a bona fide hedging  position.  However,  under the  Rule,  a  Portfolio  must  limit  their aggregate  initial futures margin and related options  premiums to not more than
5% of the Portfolio's net assets for hedging  strategies that are not considered bona fide hedging  strategies under the Rule. Under the Rule, the Portfolio must also use short  futures  and  options  on futures  solely for bona fide  hedging purposes  within the  meaning  and intent of the  applicable  provisions  of the
Commodity Exchange Act.

     Transactions  in  options by the  Portfolios  are  subject  to  limitations established by the option  exchanges.  The exchanges limit the maximum number of options  that may be written or held by a single  investor or group of investors acting in concert.  Those  limits apply  regardless  of whether the options were written or purchased  on the same or  different  exchanges or are held in one or more accounts or through one or more different  exchanges or through one or more brokers.  Thus,  the number of options that a Portfolio may write or hold may be affected  by  options  written  or  held  by  other  entities,  including  other investment  companies  having the same adviser as the  Portfolio  (or an adviser that is an affiliate of the Portfolio's  investment advisor). The exchanges also impose  position  limits on  futures  transactions.  An  exchange  may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Under the Investment  Company Act, when a Portfolio  purchases a future, it must maintain  cash or readily  marketable  short-term  debt  instruments  in an amount equal to the market value of the securities  underlying the future,  less the margin deposit applicable to it.

     |_| Tax Aspects of Certain Hedging  Instruments.  Certain foreign  currency exchange  contracts in which the  Portfolios  may invest are treated as "Section
1256  contracts"  under the Internal  Revenue Code. In general,  gains or losses relating to Section 1256  contracts are  characterized  as 60% long-term and 40%
short-term  capital gains or losses under the Code.  However,  foreign  currency gains or losses arising from Section 1256  contracts that are forward  contracts generally  are treated as ordinary  income or loss.  In  addition,  Section 1256 contracts  held  by  the  Portfolios  at  the  end  of  each  taxable  year  are
"marked-to-market,"  and  unrealized  gains or losses are treated as though they were  realized.  An  election  can be made by the  Portfolios  to  exempt  those transactions from this marked-to-market treatment.

     Certain  forward   contracts  the  Portfolios  enter  into  may  result  in
"straddles"  for Federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses)  recognized by a Portfolio on straddle positions.  Generally,  a loss sustained on the disposition of a position making up a  straddle  is  allowed  only  to the  extent  that  the  loss  exceeds  any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally  allowed at the point where there is no  unrecognized  gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

Under the Internal  Revenue Code,  the following  gains or losses are treated as ordinary income or loss:

(1) gains or losses  attributable  to  fluctuations in exchange rates that occur between the time a Portfolio  accrues  interest or other  receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the
Portfolio actually collects such receivables or pay such liabilities, and

(2)  gains or  losses  attributable  to  fluctuations  in the value of a foreign currency  between the date of  acquisition  of a debt security  denominated in a foreign  currency  or  foreign  currency  forward  contracts  and  the  date  of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount
of  a  Portfolio's   investment   income   available  for  distribution  to  its
shareholders.

     |X| Temporary Defensive  Investments.  When market conditions are unstable, or the  Manager  believes  it is  otherwise  appropriate  to reduce  holdings in stocks,  the Portfolios can invest in a variety of debt securities for defensive purposes.  The  Portfolios  can also  purchase  these  securities  for liquidity purposes to meet cash needs due to the  redemption  of Portfolio  shares,  or to hold while waiting to reinvest  cash  received from the sale of other  portfolio securities. The Portfolios can buy:

|_|   obligations   issued  or  guaranteed  by  the  U.  S.  government  or  its instrumentalities or agencies,

|_| commercial  paper  (short-term,  unsecured,  promissory notes of domestic or foreign  companies)  rated in the three top rating  categories  of a  nationally recognized rating organization,

|_| short-term debt  obligations of corporate  issuers,  rated  investment grade
(rated at least Baa by Moody's or at least BBB by Standard  &  Poor's,  or a comparable rating by another rating organization),  or unrated securities judged by the  Manager  to have a  comparable  quality  to  rated  securities  in those categories,

|_|  certificates  of deposit and bankers'  acceptances  of domestic and foreign banks having total assets in excess of U.S. $1 billion, and

|_| repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

     |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies that each Portfolio has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Portfolio's  outstanding  voting securities.  Under the Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

     |_| 67% or  more  of the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

     |_| more than 50% of the outstanding shares.

     The Portfolios'  investment  objectives are not fundamental  policies,  but will not be  changed  by the  Board  of  Directors  without  advance  notice  to shareholders.  Other  policies  described in the Prospectus or this Statement of
Additional  Information are  "fundamental"  only if they are identified as such.
The Board of Directors can change  non-fundamental  policies without shareholder approval. However,  significant changes to investment policies will be described in  supplements  or updates to the  Prospectus  or this  Statement of Additional
Information,  as  appropriate.   The  Portfolios'  most  significant  investment
policies are described in the Prospectus.

     |X| Do the Portfolios Have Additional  Fundamental Policies?  The following investment  restrictions  are  fundamental  policies of Total Return  Portfolio,
Growth Portfolio,  Government Securities Portfolio and Oppenheimer International
Growth Fund/VA.

|_| A  Portfolio  cannot  invest in  "senior  securities",  except to the extent permitted under the Investment Company Act, the rules or regulations  thereunder or any exemption  therefrom that is applicable to the Company,  as such statute, rules or regulations may be amended or interpreted from time to time.

|_| Total Return Portfolio and Growth Portfolio cannot concentrate  investments.
That means these  portfolios  cannot invest 25% or more of their total assets in companies in any one industry. That limit does not apply to securities issued or guaranteed  by the U.S.  government  or its  agencies and  instrumentalities  or securities issued by investment companies.

|_| A Portfolio cannot invest in physical commodities or commodities  contracts.
However, a Portfolio can invest in hedging  instruments  permitted by any of its other investment policies, and can buy or sell options,  futures,  securities or other  instruments  backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.

|_| A Portfolio  cannot  invest in real estate or in  interests  in real estate.
However,  a Portfolio can purchase  securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts)
if permitted by its other investment policies.

|_| A Portfolio may not borrow money,  except to the extent  permitted under the
Investment  Company Act, the rules or  regulations  thereunder  or any exemption therefrom  that  is  applicable  to the  Company,  as  such  statute,  rules  or regulations may be amended or interpreted from time to time.

|_| A  Portfolio  cannot make loans,  except to the extent  permitted  under the
Investment  Company Act, the rules or  regulations  thereunder  or any exemption therefrom  that is  applicable  to the  Portfolio,  as such  statute,  rules  or regulations may be amended or interpreted from time to time.

|_| Total Return  Portfolio,  Growth  Portfolio  and  Oppenheimer  International
Growth Fund/VA cannot buy securities or other  instruments  issued or guaranteed by any one  issuer if more  than 5% of its total  assets  would be  invested  in securities or other instruments of that issuer or if it would then own more than
10% of that issuer's voting  securities.  This limitation  applies to 75% of the
Portfolio's  total  assets.  The limit  does not apply to  securities  issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

|_| A Portfolio  cannot  underwrite  securities  of other  issuers.  A permitted exception is if the Portfolio is deemed to be an underwriter  under the 1933 Act in selling its investment securities.

Do the Portfolios Have Other Restrictions that are Not Fundamental Policies?

     The Portfolios have an additional  restriction on their investment policies that is not  fundamental,  which  means  that it can be  changed by the Board of
Directors,  without obtaining  approval from the Portfolio's  outstanding voting securities.

|_| Total Return  Portfolio and Growth  Portfolio cannot invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at  market  value,  would be  invested  in those  securities.  However,  a
Portfolio  can invest up to 25% of its total  assets in  securities  (i) issued, assumed or  guaranteed  by foreign  governments,  or political  subdivisions  or instrumentalities  thereof,  (ii)  assumed or  guaranteed  by domestic  issuers, including  Eurodollar  securities,  or (iii)  issued,  assumed or  guaranteed by foreign issuers having a class of securities  listed for trading on The New York
Stock Exchange.

How the Portfolios Are Managed

Organization and History.  Panorama Series Fund, Inc., the investment company of which each  Portfolio is a series,  was  incorporated  in Maryland on August 17,
1981.  It is  referred  to as the  "Company"  in this  Statement  of  Additional
Information.  Prior to May 1, 1996,  the  Company was named  Connecticut  Mutual
Financial Services Series Fund I, Inc.

Classes of Shares. The Directors are authorized,  without shareholder  approval, to create new  series  and  classes of  shares.  The  Directors  may  reclassify unissued  shares of the Portfolio into  additional  series or classes of shares.
The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate  beneficial  interest of a shareholder in a Portfolio.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

     Each  Portfolio  currently  has two classes of shares  authorized.  All the
Portfolios   offer  a  class  with  no  name  designation  and  the  Oppenheimer
International  Growth  Fund/VA  offers a Service  Share Class.  All classes of a particular  portfolio  invest in the same  investment  portfolio.  Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different  for the  different  classes,  o may have a different net asset value,  o may have separate  voting rights on matters in which  interests of one class are different from  interests of another class,  and o votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of a Portfolio  represents an interest in that Portfolio  proportionately  equal to the interest of each other share of the same class.

Meetings of  Shareholders.  Although the Portfolios are not required by Maryland law to hold annual meetings,  it may hold shareholder meetings from time to time on important  matters.  The shareholders of the Portfolio's  parent  corporation have the right to call a meeting to remove a Director or to take  certain  other action described in the Articles of Incorporation or under Maryland law.

     The Portfolios  will hold meetings when required to do so by the Investment
Company Act or other applicable law. The Portfolios will hold a meeting when the
Directors  call a  meeting  or  upon  proper  request  of  shareholders.  If the
Portfolio's parent corporation  receives a written request of the record holders of at least 25% of the  outstanding  shares eligible to be voted at a meeting to call a meeting for a specified  purpose  (which  might  include the removal of a
Director),  the Directors will call a meeting of shareholders for that specified purpose.  The  Portfolio's  parent  corporation has undertaken that it will then either give the applicants  access to the Portfolio's  shareholder  list or mail the  applicants'  communication  to all other  shareholders  at the  applicants'
expense.

Board of Directors and Oversight Committees.  The Company is governed by a Board of Directors,  which is responsible for protecting the interests of shareholders under  Maryland  law. The Directors  meet  periodically  throughout  the year to oversee  the  Portfolio's  activities,  review its  performance,  and review the actions of the Manager.

     The Board of Directors has an Audit Committee and a Review  Committee.  The
Audit Committee is comprised solely of Independent Directors. The members of the
Audit Committee are Edward L. Cameron (Chairman),  William L. Armstrong,  George
C. Bowen and Robert J. Malone.  The Audit  Committee held 8 meetings  during the fiscal year ended  December 31, 2002.  The Audit  Committee  furnishes the Board with  recommendations  regarding  the selection of the  Portfolio's  independent auditors. The Audit Committee furnishes the Board with recommendations regarding the selection of the Portfolio's  independent auditors.  Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged;  (ii)  reviewing  reports from the
Portfolio's  independent  auditors regarding the Portfolio's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Portfolio's independent auditors and its independent Directors.

     The Audit Committee's  functions  include selecting and nominating,  to the full Board,  nominees for election as Directors,  and  selecting and  nominating
Independent  Directors  for  election.  The Audit  Committee  may, but need not, consider  the advice and  recommendation  of the Manager and its  affiliates  in selecting  nominees.  The full  Board  elects  new  directors  except  for those instances when a shareholder vote is required.

     To date,  the Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals,  accompanied by complete and properly supported resumes, for the
Audit Committee's  consideration by mailing such information to the Committee in care of the  Portfolio.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee,  however,  reserves sole
discretion  to  determine  the   candidates  to  present  to  the  Board  and/or
shareholders  when it meets for the purpose of considering  potential  nominees.
The  members of the Review  Committee  are Jon S. Fossel  (Chairman),  Robert G.
Avis, Sam Freedman,  Beverly  Hamilton and F. William  Marshall,  Jr. The Review
Committee held 7 meetings during the fiscal year ended December 31, 2002.  Among other functions,  the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Portfolio's  transfer agent and the services  provided to the Portfolio by the transfer agent.  The Review Committee also reviews the Portfolio's  investment performance and policies and procedures adopted  by the  Portfolio  to  comply  with  Investment  Company  Act and other applicable law.

Directors and Officers of the Company.  Except Mr. Murphy, each of the Directors is an  "Independent  Director,"  as defined in the  Investment  Company Act. Mr.
Murphy is an "Interested Director," because he is affiliated with the Manager by virtue of his  positions  as an officer and  director of the  Manager,  and as a shareholder of its parent  company.  Mr. Murphy was elected as a Director of the
Company  with the  understanding  that in the  event he  ceases  to be the chief executive  officer of the  Manager,  he will resign as a director of the Company and the other  Board II Funds  (defined  below)  for  which he is a  trustee  or director.

     The  Company's  Directors  and officers and their  positions  held with the
Company  and  length  of  service  in  such   position(s)  and  their  principal
occupations and business  affiliations  during the past five years are listed in the chart below.  The  information  for the  Directors  also includes the dollar range of shares of the Company as well as the  aggregate  dollar range of shares beneficially  owned in any of the  Oppenheimer  funds overseen by the Directors.
All of the Directors are also trustees or directors of the following Oppenheimer funds  (except  for Ms.  Hamilton  and Mr.  Malone,  who  are  not  Trustees  of
Oppenheimer  Senior  Floating  Rate  Fund and Mr.  Murphy  is not a  Trustee  or
Managing General Partner of any of the Centennial trusts) (referred to as "Board
II Funds"):

Oppenheimer Cash Reserves                 Oppenheimer Select Managers
Oppenheimer Champion Income Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund           Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund               Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund       Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds               Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund  Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund  Centennial Government Trust
Oppenheimer Main Street Small Cap Fund    Centennial Money Market Trust
Oppenheimer Municipal Fund                Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund               Centennial Tax Exempt Trust

     Present or former  officers,  directors,  trustees and employees (and their immediate  family members) of the Company,  the Manager and its affiliates,  and retirement  plans  established  by them for their  employees  are  permitted  to purchase  non-Service  shares of the Company and the other  Oppenheimer funds at net asset value without sales charge.  The sales charge on non-Service shares is waived for that group because of the economies of sales efforts  realized by the
Distributor.

     Messrs.  Murphy,  Masterson,  Molleur,  Vottiero,  Wixted, Zack, Reinganum,
Monoyios, Evans, Bisbey and Steinmetz, and Mses. Bechtolt, Feld and Ives who are
officers of the Portfolios,  respectively hold the same offices with one or more of the other  Board II Funds as with the  Portfolios.  As of April 4, 2003,  the
Directors  and  officers  of  the  Company,  as a  group,  owned  of  record  or beneficially  less  than  1% of  the  outstanding  shares  of the  Company.  The foregoing  statement  does not reflect  ownership of shares held of record by an employee  benefit  plan for  employees  of the  Manager,  other  than the shares beneficially  owned under that plan by the officers of the Company listed above.
In addition,  each  Independent  Director,  and his family  members,  do not own securities  of either the  Manager or  Distributor  of the Board II Funds or any
person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Affiliated Transactions and Material Business Relationships.  In 2001, Mr. Swain
surrendered for cancellation  60,000 options of Oppenheimer  Acquisition Company
("OAC") (the Manager's  parent holding company) to MassMutual for a cash payment of $2,700,600.

     Mr. Swain has reported that he sold a residential  property to Mr. Freedman on October 23, 2001 for $1.2 million.  An independent  appraisal of the property supported the sale price.

     The  address of each  Director  in the chart  below is 6803 S.  Tucson Way,
Centennial,  CO 80112-3924.  Each Director serves for an indefinite  term, until his or her resignation, retirement, death or removal.

                                                   Independent Directors
----------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------ --------------- -----------------
Name,                         Principal Occupation(s) During Past 5 Years;                 Dollar Range    Aggregate
                                                                                                           Dollar Range Of
                                                                                                           Shares
                                                                                                           Beneficially
                                                                                                           Owned in
Position(s) Held with                                                                      of Shares       Any of the
Company,                      Other Trusteeships/Directorships Held by Trustee;            Beneficially    Oppenheimer
Length of Service,            Number of Portfolios in Fund Complex Currently  Overseen by  Owned in the    Funds Overseen
Age                           Director                                                     Portfolios      by Director
----------------------------- ------------------------------------------------------------ --------------- -----------------
----------------------------- ------------------------------------------------------------ ---------------------------------
                                                                                               As of December 31, 2002
----------------------------- ------------------------------------------------------------ ---------------------------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
James C. Swain,               Formerly,  Chief Executive  Officer (until August 27, 2002)        $0          Over $100,000
Chairman and Director since   of the Board II Funds,  Vice  Chairman  (until  January  2,
1996                          2002) of the Manager and  President  and a director  (until
Age: 69                       1997)  of  Centennial  Asset   Management   Corporation  (a
                              wholly-owned   investment   advisory   subsidiary   of  the
                              Manager).  Oversees 42 portfolios  in the  OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
William L. Armstrong,         Chairman  of  the  following   private   mortgage   banking        $0            $50,001-
Director since 1999           companies:  Cherry Creek  Mortgage  Company  (since  1991),                      $100,000
Age: 66                       Centennial  State  Mortgage  Company  (since 1994),  The El
                              Paso Mortgage  Company  (since 1993),  Transland  Financial
                              Services,  Inc.  (since  1997);  Chairman of the  following private  companies:  Great  Frontier  Insurance  (insurance agency)  (since 1995),  Ambassador  Media  Corporation  and
                              Broadway   Ventures   (since  1984);   a  director  of  the
                              following public  companies:  Helmerich & Payne,  Inc. (oil and  gas  drilling/production  company)  (since  1992)  and
                              UNUMProvident   (insurance   company)  (since  1991).   Mr.
                              Armstrong is also a Director/Trustee  of Campus Crusade for
                              Christ and the Bradley  Foundation.  Formerly a director of
                              the   following:    Storage   Technology   Corporation   (a
                              publicly-held  computer equipment  company)  (1991-February
                              2003),   International  Family  Entertainment   (television
                              channel)   (1992-1997)  and  Natec  Resources,   Inc.  (air
                              pollution   control   equipment   and   services   company)
                              (1991-1995),  Frontier Real Estate, Inc.  (residential real estate  brokerage)  (1994-1999),  and Frontier Title (title
                              insurance   agency)   (1995-June   1999);  a  U.S.  Senator
                              (January  1979-January 1991). Oversees 42 portfolios in the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
Robert G. Avis,               Formerly,  Director and President of A.G.  Edwards Capital,        $0           $1-$10,000
Director since 1996           Inc.  (General  Partner of  private  equity  funds)  (until
Age: 71                       February  2001);  Chairman,  President and Chief  Executive
                              Officer of A.G. Edwards  Capital,  Inc. (until March 2000);
                              Vice Chairman and Director of A.G.  Edwards,  Inc. and Vice
                              Chairman  of A.G.  Edwards  &  Sons,  Inc.  (its  brokerage company  subsidiary)  (until March 1999);  Chairman of A.G.
                              Edwards   Trust   Company  and  A.G.E.   Asset   Management
                              (investment  advisor)  (until March  1999);  and a Director
                              (until March 2000) of A.G.  Edwards & Sons and A.G. Edwards
                              Trust    Company.    Oversees   42    portfolios   in   the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
George C. Bowen, Director     Formerly  (until April 1999):  Senior Vice President  (from        $0          Over $100,000
since 2002                    September  1987) and  Treasurer  (from  March  1985) of the
Age: 66                       Manager;  Vice  President  (from June  1983) and  Treasurer
                              (since March 1985) of  OppenheimerFunds  Distributor,  Inc.
                              (a  subsidiary  of  the  Manager);  Senior  Vice  President
                              (since   February  1992),   Treasurer   (since  July  1991)
                              Assistant  Secretary and a director  (since  December 1991)
                              of  the  Centennial  Asset  Management  Corporation;   Vice
                              President  (since October 1989) and Treasurer  (since April
                              1986)  of  HarbourView  Asset  Management  Corporation  (an
                              investment advisory subsidiary of the Manager);  President,
                              Treasurer  and  a  director  (June  1989-January  1990)  of
                              Centennial  Capital  Corporation  (an  investment  advisory subsidiary  of the Manager);  Vice  President and Treasurer
                              (since  August  1978) and  Secretary  (since April 1981) of
                              Shareholder Services,  Inc. (a transfer agent subsidiary of the  Manager);  Vice  President,  Treasurer  and  Secretary
                              (since  November 1989) of Shareholder  Financial  Services,
                              Inc.  (a  transfer   agent   subsidiary  of  the  Manager);
                              Assistant  Treasurer  (since  March  1998)  of  Oppenheimer
                              Acquisition  Corp.  (the  Manager's  parent   corporation);
                              Treasurer (since November 1989) of Oppenheimer  Partnership
                              Holdings,   Inc.  (a  holding  company  subsidiary  of  the
                              Manager);  Vice  President and Treasurer  (since July 1996)
                              of Oppenheimer Real Asset  Management,  Inc. (an investment
                              advisory  subsidiary  of  the  Manager);   Chief  Executive
                              Officer and  director  (since  March  1996) of  MultiSource
                              Services,   Inc.  (a   broker-dealer   subsidiary   of  the
                              Manager);     Treasurer    (since    October    1997)    of
                              OppenheimerFunds   International   Ltd.   and   Oppenheimer
                              Millennium    Funds   plc   (offshore    fund    management
                              subsidiaries  of the  Manager).  Oversees 42  portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
Edward L. Cameron,            A  member  of  The  Life  Guard  of  Mount  Vernon,  George        $0            $50,001-
Director since 2002           Washington's  home (since June 2000).  Formerly (March 2001                      $100,000
Age: 64                       -  May  2002)   Director  of  Genetic  ID,  Inc.   and  its
                              subsidiaries (a privately held biotech company);  a partner
                              with   PricewaterhouseCoopers   LLP  (from  1974-1999)  (an
                              accounting  firm)  and  Chairman  (from  1994-1998),  Price
                              Waterhouse  LLP  Global  Investment   Management   Industry
                              Services    Group.    Oversees   42   portfolios   in   the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
Jon S. Fossel,                Chairman  and Director  (since 1998) of Rocky  Mountain Elk        $0          Over $100,000
Director since 1996           Foundation (a  not-for-profit  foundation);  and a director
Age: 61                       (since October 1999) of P.R.  Pharmaceuticals  (a privately held  company) and  UNUMProvident  (an  insurance  company)
                              (since  June 1,  2002).  Formerly  Chairman  and a director
                              (until  October  1996) and  President  and Chief  Executive
                              Officer  (until  October  1995) of the Manager;  President,
                              Chief  Executive  Officer  and a  director  of  Oppenheimer
                              Acquisition   Corp.,   Shareholders   Services   Inc.   and
                              Shareholder   Financials  Services,   Inc.  (until  October
                              1995).  Oversees  42  portfolios  in  the  OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
Sam Freedman,                 Director of Colorado  Uplift (a non-profit  charity  (since        $0          Over $100,000
Director since 1996           September   1984).   Formerly   (until  October  1994)  Mr.
Age: 62                       Freedman   held   several   positions  in   subsidiary   or
                              affiliated   companies   of  the   Manager.   Oversees   42
                              portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
Beverly L. Hamilton,          Trustee (since 1996) of MassMutual  Institutional Funds and        $0         $10,001-$50,000
Director since 2002           of  MML  Series   Investment   Fund  (open-end   investment
Age: 56                       companies);  Director of MML  Services  (since  April 1987)
                              and  America  Funds  Emerging  Markets  Growth  Fund (since
                              October  1991)  (both  are   investment   companies),   The
                              California  Endowment (a philanthropy  organization) (since
                              April 2002), and Community Hospital of Monterey  Peninsula,
                              (since  February  2002); a trustee (since February 2000) of
                              Monterey     International    Studies    (an    educational
                              organization),  and  an  advisor  to  Unilever  (Holland)'s pension  fund and to Credit  Suisse First  Boston's  Sprout venture  capital  unit.  Mrs.  Hamilton also is a member of the investment  committees of the  Rockefeller  Foundation,
                              the   University   of  Michigan  and   Hartford   Hospital.
                              Formerly,   President   (February   1991-April  2000)  ARCO
                              Investment  Management  Company.  Oversees 43 portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
Robert J. Malone,             Director   (since  2001)  of  Jones   Knowledge,   Inc.  (a        $0          Over $100,000
Director since 2002           privately held company),  U.S.  Exploration,  Inc.,  (since
Age: 58                       1997),  Colorado UpLIFT (a non-profit  organization) (since
                              1986)  and a trustee  of the  Gallagher  Family  Foundation
                              (non-profit    organization)   (since   2000).    Formerly,
                              Chairman of U.S.  Bank (a  subsidiary  of U.S.  Bancorp and formerly  Colorado National Bank) (July 1996-April 1, 1999)
                              and  a  director  of  Commercial  Assets,   Inc.  (a  REIT)
                              (1993-2000).     Oversees    43     portfolios    in    the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------
----------------------------- ------------------------------------------------------------ ---------------- ----------------
F. William Marshall, Jr.,     Trustee (since 1996) of MassMutual  Institutional Funds and        $0          Over $100,000
Director since 2002           of  MML  Series   Investment   Fund  (open-end   investment
Age: 60                       companies);  Trustee  (since  1987),  Chairman of the Board
                              (since  2003)  and  Chairman  of the  investment  committee
                              (since  1994)  for  the   Worcester   Polytech   Institute;
                              President  and  Treasurer  (since  January 1999) of the SIS
                              Fund (a private not for profit  charitable  fund);  Trustee
                              (since  1995)  of  the   Springfield   Library  and  Museum
                              Association;  Trustee  (since 1996) of the Community  Music
                              School of Springfield.  Formerly,  member of the investment
                              committee   of  the   Community   Foundation   of   Western
                              Massachusetts  (1998 - 2003);  Chairman (January  1999-July
                              1999) of SIS & Family  Bank,  F.S.B.  (formerly  SIS Bank);
                              President,   Chief  Executive  Officer  and  Director  (May
                              1993-December  1998)  of SIS  Bankcorp,  Inc.  and SIS Bank
                              (formerly   Springfield   Institution   for   Savings)  and
                              Executive  Vice  President   (January  1999-July  1999)  of
                              Peoples  Heritage   Financial  Group,   Inc.   Oversees  42
                              portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ ---------------- ----------------

         The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

----------------------------------------------------------------------------------------------------------------------------
                                              Interested Director and Officer
----------------------------------------------------------------------------------------------------------------------------
--------------------------- -------------------------------------------------------------- --------------- -----------------
Name,                       Principal Occupation(s) During Past 5 Years;                   Dollar Range    Aggregate
                                                                                                           Dollar Range of
                                                                                                           Shares
Position(s) Held with                                                                      of Shares       Beneficially
Company,                    Other Trusteeships/Directorships Held by Trustee;              Beneficially    Owned in any of
Length of Service,          Number of  Portfolios in Fund Complex  Currently  Overseen by  Owned in the    the Oppenheimer
Age                         Director                                                       Portfolios      Funds
--------------------------- -------------------------------------------------------------- --------------- -----------------
--------------------------- -------------------------------------------------------------- ---------------------------------
                                                                                               As of December 31, 2002
--------------------------- -------------------------------------------------------------- ---------------------------------
--------------------------- -------------------------------------------------------------- ---------------- ----------------
John V. Murphy, President   Chairman,  Chief  Executive  Officer and director (since June        $0          Over $100,000
and Director since          2001) and President  (since  September  2000) of the Manager;
October 2001                President  and a director  or  trustee  of other  Oppenheimer
Age: 53                     funds;   President  and  a  director  (since  July  2001)  of
                            Oppenheimer  Acquisition Corp. and of Oppenheimer Partnership
                            Holdings,   Inc.;  a  director   (since   November  2001)  of
                            OppenheimerFunds  Distributor,  Inc.; Chairman and a director
                            (since  July  2001)  of  Shareholder  Services,  Inc.  and of
                            Shareholder   Financial  Services,   Inc.;  President  and  a
                            director  (since  July  2001)  of   OppenheimerFunds   Legacy
                            Program  (a  charitable  trust  program  established  by  the
                            Manager);  a director of the  following  investment  advisory subsidiaries  of  OppenheimerFunds,  Inc.: OFI  Institutional
                            Asset  Management,   Inc.  and  Centennial  Asset  Management
                            Corporation   (since   November  2001),   HarbourView   Asset
                            Management  Corporation  and OFI  Private  Investments,  Inc.
                            (since July 2001);  President  (since November 1, 2001) and a
                            director   (since  July  2001)  of  Oppenheimer   Real  Asset
                            Management,   Inc.;  a  director  (since  November  2001)  of
                            Trinity  Investment  Management  Corp. and Tremont  Advisers,
                            Inc.   (investment   advisory  affiliates  of  the  Manager);
                            Executive   Vice   President   (since   February   1997)   of
                            Massachusetts  Mutual Life  Insurance  Company (the Manager's
                            parent  company);   a  director  (since  June  1995)  of  DLB
                            Acquisition  Corporation (a holding  company that owns shares
                            of  David  L.  Babson  &  Company,  Inc.);  formerly,   Chief
                            Operating Officer (September  2000-June 2001) of the Manager;
                            President and trustee  (November  1999-November  2001) of MML
                            Series  Investment  Fund and MassMutual  Institutional  Funds
                            (open-end  investment   companies);   a  director  (September
                            1999-August 2000) of C.M. Life Insurance Company;  President,
                            Chief Executive Officer and director  (September  1999-August
                            2000) of MML Bay State  Life  Insurance  Company;  a director
                            (June  1989-June  1998) of Emerald  Isle Bancorp and Hibernia
                            Savings  Bank (a  wholly-owned  subsidiary  of  Emerald  Isle
                            Bancorp).  Oversees  74  portfolios  in the  OppenheimerFunds complex.
--------------------------- -------------------------------------------------------------- ---------------- ----------------

         The address of the Officers in the chart below is as follows: for Messrs. Reinganum, Monoyios, Evans, Bisbey, Steinmetz,
Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New York, NY 10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt
and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

----------------------------------------------------------------------------------------------------------------------------
                                                  Officers of the Company
----------------------------------------------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Name,                                  Principal Occupation(s) During Past 5 Years
Position(s) Held with Company,
Length of Service,
Age
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Dr. Marc Reinganum, Vice President     Vice President (since September 2002) of the Manager; a Director of Quantitative
and Portfolio Manager since October    Research and Portfolio Strategist for Equities.  Formerly the Mary Jo Vaughn
2003                                   Rauscher Chair in Financial Investments at Southern Methodist University since
Age:  50                               1995.  At Southern Methodist University he also served as the Director of the
                                       Finance Institute, Chairman of the Finance Department, President of the Faculty at
                                       the Cox School of Business and member of the Board of Trustee Investment Committee.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Patrick M. Bisbey, Vice President      Vice President (since November 1990), Managing Director (since June 1992), Manager
and Portfolio Manager since 2000       of Trading and Portfolio Operations (since January, 1984) and Director (since
Age:  44                               November 2001) of Trinity Investment Management Corporation, a wholly-owned subsidiary of OppenheimerFunds, Inc's immediate parent, Oppenheimer Acquisition
                                       Corp.; an officer of 1 portfolio in the OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
George Evans, Vice President and       Vice President of the Manager (since October 1993) and of HarbourView Asset
Portfolio Manager since 1999           Management Corporation (since July 1994); an officer of 2 portfolios in the
Age:  43                               OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Nikolaos D. Monoyios, Vice President   Vice President of the Manager (since April 1998); an officer of 4 portfolios in the
and Portfolio Manager since 1998       OppenheimerFunds complex; a Certified Financial Analyst.
Age:  53
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Arthur P. Steinmetz, Vice President    Senior Vice  President of the Manager  (since March 1993) and of  HarbourView  Asset
and Portfolio Manager since 2003       Management  Corporation  (since  March  2000);  an  officer of 6  portfolios  in the
Age:  44                               OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Brian W. Wixted,                       Senior Vice  President  and Treasurer  (since March 1999) of the Manager;  Treasurer
Treasurer since 1999                   (since  March  1999)  of  HarbourView  Asset  Management  Corporation,   Shareholder
Age: 43                                Services,   Inc.,  Oppenheimer  Real  Asset  Management   Corporation,   Shareholder
                                       Financial  Services,  Inc.,  Oppenheimer  Partnership  Holdings,  Inc.,  OFI Private
                                       Investments,  Inc.  (since  March  2000),  OppenheimerFunds  International  Ltd. and
                                       Oppenheimer  Millennium  Funds plc  (since  May 2000)  and OFI  Institutional  Asset
                                       Management,  Inc.  (since  November  2000);  Treasurer and Chief  Financial  Officer
                                       (since May 2000) of  Oppenheimer  Trust Company (a trust  company  subsidiary of the
                                       Manager);  Assistant  Treasurer (since March 1999) of Oppenheimer  Acquisition Corp.
                                       and  OppenheimerFunds  Legacy  Program  (since April 2000);  formerly  Principal and
                                       Chief Operating Officer (March 1995-March 1999),  Bankers Trust  Company-Mutual Fund
                                       Services Division. An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Connie Bechtolt,                       Assistant Vice President of the Manager  (since September 1998); formerly
Assistant Treasurer since 2002         Manager/Fund Accounting (September 1994-September 1998) of the Manager. An officer
Age: 39                                of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Philip Vottiero,                       Vice  President/Fund  Accounting  of the Manager  (since March 2002);  formerly Vice
Assistant Treasurer since 2002         President/Corporate  Accounting of the Manager (July 1999-March 2002) prior to which
Age: 39                                he was Chief Financial  Officer at Sovlink  Corporation  (April  1996-June 1999). An
                                       officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Robert G. Zack,                        General Counsel (since November 2001) of the Manager;  Senior Vice President  (since
Vice President & Secretary since 2001  May 1985) and General  Counsel  (since  February  2002) of  OppenheimerFunds,  Inc.;
Age: 54                                General  Counsel  and  a  director   (since   November  2001)  of   OppenheimerFunds
                                       Distributor,  Inc.;  Senior Vice President and General Counsel (since November 2001)
                                       of HarbourView  Asset Management  Corporation;  Vice President and a director (since
                                       November 2000) of Oppenheimer  Partnership  Holdings,  Inc.;  Senior Vice President,
                                       General Counsel and a director (since November 2001) of Shareholder Services,  Inc.,
                                       Shareholder  Financial Services,  Inc., OFI Private Investments,  Inc.,  Oppenheimer
                                       Trust  Company and OFI  Institutional  Asset  Management,  Inc.;  a director  (since
                                       November 2001) of Oppenheimer Real Asset Management,  Inc.;  Assistant Secretary and
                                       a director  (since  November  2001) of  OppenheimerFunds  International  Ltd.;  Vice
                                       President  (since  November  2001) of  OppenheimerFunds  Legacy  Program;  Secretary
                                       (since  November 2001) of Oppenheimer  Acquisition  Corp.;  formerly  Acting General
                                       Counsel   (November   2001-February   2002)  and  Associate   General  Counsel  (May
                                       1981-October  2001) of the Manager;  Assistant  Secretary of  Shareholder  Services,
                                       Inc. (May  1985-November  2001),  Shareholder  Financial  Services,  Inc.  (November
                                       1989-November 2001); OppenheimerFunds  International Ltd. and Oppenheimer Millennium
                                       Funds  plc  (October  1997-November  2001).  An  officer  of 85  portfolios  in  the
                                       OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Katherine P. Feld,                     Vice President and Senior  Counsel (since July 1999) of the Manager;  Vice President
Assistant Secretary since 2001         (since June 1990) of OppenheimerFunds  Distributor,  Inc.; Director,  Vice President
Age: 44                                and  Assistant   Secretary   (since  June  1999)  of  Centennial   Asset  Management
                                       Corporation;  Vice  President  (since 1997) of  Oppenheimer  Real Asset  Management,
                                       Inc.;  formerly Vice President and Associate  Counsel of the Manager (June 1990-July
                                       1999). An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Kathleen T. Ives,                      Vice  President  and  Assistant  Counsel  (since  June  1998) of the  Manager;  Vice
Assistant Secretary since 2001         President  (since 1999) of  OppenheimerFunds  Distributor,  Inc.; Vice President and
Age: 37                                Assistant Secretary (since 1999) of Shareholder Services,  Inc.; Assistant Secretary
                                       (since December 2001) of OppenheimerFunds  Legacy Program and Shareholder  Financial
                                       Services,  Inc.;  formerly  Assistant  Vice  President and Assistant  Counsel of the
                                       Manager  (August   1997-June  1998);   Assistant  Counsel  of  the  Manager  (August
                                       1994-August 1997). An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Philip T. Masterson,                   Vice President and Assistant Counsel of the Manager (since July 1998); formerly, an
Assistant Secretary since 2002         associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An officer of
Age: 39                                90 portfolios in the OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------------
Denis R. Molleur,                      Vice President and Senior Counsel of the Manager (since July 1999);  formerly a Vice
Assistant Secretary since 2001         President  and  Associate  Counsel of the Manager  (September  1995-July  1999).  An
Age: 45                                officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------- -------------------------------------------------------------------------------------

Remuneration of Directors. The officers of the Company and one Director of the Company (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Company.  The remaining Directors of the Company received the compensation shown below from the
Portfolios with respect to the Portfolio's fiscal year ended December 31, 2002.  Mr. Swain was affiliated with the Manager until
January 2, 2002.  The compensation from all of the Board II Funds (including the Portfolios) represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2002.

---------------------------------- --------------------------------------------------------------- ----------------------

Director's  Name and Position  Aggregate  Compensation  from  Portfolios1  Total
Compensation  from all Board II Funds  (42)2  ----------------------------------
---------------------------------------------------------------
----------------------     ----------------------------------     --------------
--------------    ----------------    ----------------    ----------------------
Oppenheimer   International   Government  Total  Return  Growth  Growth  Fund/VA
Securities  Portfolio  Portfolio  Portfolio   ----------------------------------
--------------      --------------       ----------------       ----------------
----------------------     ----------------------------------     --------------
-------------- ---------------- ---------------- ---------------------- James C.
Swain  Chairman  of the Board of  Trustees  $1,552  $1,100  $933  $716  $177,996
----------------------------------         --------------         --------------
----------------             ----------------             ----------------------
----------------------------------         --------------         --------------
----------------  ----------------  ----------------------  William L. Armstrong
Audit      Committee      Member     $803     $569     $483     $370     $92,076
----------------------------------         --------------         --------------
----------------             ----------------             ----------------------
----------------------------------         --------------         --------------
----------------  ----------------  ---------------------- Robert G. Avis Review
Committee Member $804 $570 $483 $371 $92,199  ----------------------------------
--------------      --------------       ----------------       ----------------
----------------------     ----------------------------------     --------------
-------------- ----------------  ----------------  ---------------------- George
Bowen    Audit    Committee    Member    $794    $563    $477    $366    $91,124
----------------------------------         --------------         --------------
----------------             ----------------             ----------------------
----------------------------------         --------------         --------------
---------------- ---------------- ---------------------- Edward L. Cameron Audit
Committee       Chairman       $870      $616       $523      $401       $99,743
----------------------------------         --------------         --------------
----------------             ----------------             ----------------------
----------------------------------         --------------         --------------
----------------  ----------------  ---------------------- John S. Fossel Review
Committee       Chairman       $825      $584       $496      $380       $94,590
----------------------------------         --------------         --------------
----------------             ----------------             ----------------------
----------------------------------         --------------         --------------
----------------  ----------------  ----------------------  Sam Freedman  Review
Committee Member $804 $570 $483 $371 $92,199  ----------------------------------
--------------      --------------       ----------------       ----------------
----------------------     ----------------------------------     --------------
-------------- ---------------- ----------------  ---------------------- Beverly
Hamilton2   Review   Committee   Member   $5095  $3605  $3065  $2345   $113,6594
----------------------------------         --------------         --------------
----------------             ----------------             ----------------------
----------------------------------         --------------         --------------
----------------  ----------------  ----------------------  Robert Malone2 Audit
Committee       Member      $5096      $3606      $3066      $2346      $58,3263
----------------------------------         --------------         --------------
----------------             ----------------             ----------------------
----------------------------------         --------------         --------------
----------------  ----------------  ----------------------  F. William Marshall,
Jr.    Review    Committee    Member    $794   $563    $477    $366    $138,1246
----------------------------------         --------------         --------------
---------------- ---------------- ---------------------- Effective July 1, 2002,
C. Howard Kast and Robert M. Kirchner retired Directors from the Board II Funds.
For the calendar year ended December 31, 2002, Mr. Kast received $41,451 and Mr.
Kirchner  received $38,001 total  compensation from all of the Oppenheimer funds for which they served as Director.

1.  Aggregate  compensation  from the  Portfolios  includes  fees  and  deferred compensation, if any.

2. Mrs. Hamilton and Mr. Malone were elected as Directors of the Company on June
10, 2002 and of the other Board II Funds  effective  June 1, 2002.  Compensation for Mrs.  Hamilton and Mr.  Malone was paid by all the Board II Funds,  with the exception of Oppenheimer  Senior  Floating Rate Fund for which they currently do not serves as Trustees (total of 40 Oppenheimer funds).

3.  Aggregate  compensation  from the  Portfolios  includes $152 deferred  under
Deferred Compensation Plan described below.

4. Includes  $55,333  compensation  (of which 100% was deferred under a deferred compensation  plan)  paid to Mrs.  Hamilton  for  serving  as a  trustee  by two open-end  investment  companies  (MassMutual  Institutional Funds and MML Series
Investment Fund) the investment adviser for which is the indirect parent company of the  Fund's  Manager.  The  Manager  also  serves as the  Sub-Advisor  to the
MassMutual  International  Equity  Fund,  a series of  MassMutual  Institutional
Funds.

5. Aggregate  compensation  from the Portfolios  includes $253,  $179,  $152 and
$116, respectively, deferred under Deferred Compensation Plan described below.

6. Aggregate  compensation  from the Portfolios  includes $509,  $360,  $306 and
$234, respectively, deferred under Deferred Compensation Plan described below.

     |X| Deferred  Compensation  Plan for Directors.  The Board of Directors has
adopted a Deferred Compensation Plan for Independent Directors that enables them to elect to defer  receipt  of all or a  portion  of the  annual  fees  they are entitled  to  receive  from the  Portfolios.  Under the plan,  the  compensation deferred by a Director is periodically  adjusted as though an equivalent  amount had been  invested in shares of one or more  Oppenheimer  funds  selected by the
Director.  The amount  paid to the  Director  under the plan will be  determined based upon the performance of the selected funds.

     Deferral of Director's  fees under the plan will not materially  affect the
Portfolios'  assets,  liabilities  and net income  per share.  The plan will not obligate  the  Portfolios  to retain the  services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange  Commission,  the Portfolios may invest in the funds selected by the  Director  under the plan without  shareholder  approval for the limited purpose of determining the value of the Director's deferred fee account.

     |X| Major  Shareholders.  As of April 4. 2003 all of the outstanding shares of Government  Securities Portfolio were held by separate investment accounts of
Massachusetts Mutual Life Insurance Company, 1295 State Street,  Springfield, MA
01111,  for variable  annuity  contracts,  variable life insurance  policies and other investment  products owned by its customers.  The holders of 5% or more of the  outstanding  shares of Growth  Portfolio  and Total Return  Portfolio  were
Massachusetts Mutual Life Insurance Company, 1295 State Street,  Springfield, MA
01111.

The Manager. OppenheimerFunds, Inc., the Manager, is wholly-owned by Oppenheimer
Acquisition  Corporation,  a holding company controlled by Massachusetts  Mutual
Life Insurance Company.

     |X| Code of Ethics.  The Company,  the Manager and the  Distributor  have a
Code of Ethics.  It is designed to detect and prevent improper  personal trading by certain employees,  including portfolio managers,  that would compete with or take advantage of a Portfolio's portfolio transactions.  Covered persons include persons  with  knowledge  of the  investments  and  investment  intentions  of a
Portfolio and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Portfolio,  subject to a number of  restrictions and  controls.  Compliance  with the Code of Ethics is carefully  monitored  and enforced by the Manager.

     Each Company's  Code of Ethics is an exhibit to the Companys'  registration statement filed with the Securities and Exchange  Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090.  The Code of Ethics can also be viewed as part of the
Company's  registration  statement  on the  SEC's  EDGAR  database  at the SEC's
Internet  web  site at  www.sec.gov.  Copies  may be  obtained,  after  paying a duplicating  fee,  by  electronic  request  at  the  following  E-mail  address:
publicinfo@sec.gov.,  or by  writing  to the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

     |X| The Investment  Advisory  Agreement.  The Manager  provides  investment management  services to each Portfolio  under an investment  advisory  agreement between  the Manager  and the  respective  Portfolio.  The  investment  advisory agreements require the Manager,  at its expense,  to provide each Portfolio with adequate office space,  facilities and equipment.  They also require the Manager to provide and  supervise  the  activities  of all  administrative  and clerical personnel  required  to  provide  effective  corporate  administration  for each
Portfolio.  Those  responsibilities  include the  compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and the composition of proxy materials and registration  statements for the continuous public sale of shares of the Portfolio.

     Expenses not expressly  assumed by the Manager under an advisory  agreement or by the Distributor under the General Distributor's  Agreement are paid by the relevant Portfolio. The advisory agreements list examples of expenses to be paid by a  Portfolio.  The major  categories  relate to  interest,  taxes,  brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses,  including litigation costs, expenses incident to shareholder  meetings,  insurance  premiums,  and share redemption costs. The management  fees paid by a Portfolio to the Manager are  calculated at the rates listed in the  Portfolio's  Prospectus,  which are  applied to the assets of the
Portfolio as a whole. Whenever more than one class of shares is issued, the fees are  allocated to each class of shares based upon the relative  proportion  of a
Company's net assets  represented by that class. The management fees paid by the portfolios  to the Manager  during the  Portfolio's  last three fiscal years are listed below.

------------------------------- ------------------------------------------------------------------------------------
Portfolio                            Management Fees Paid to OppenheimerFunds, Inc. in the Fiscal Years Ended:
------------------------------- ------------------------------------------------------------------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
                                          12/31/00                     12/31/01                   12/31/02
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Total Return Portfolio                   $ 4,613,663                  $3,181,642                 $2,315,755
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Growth Portfolio                         $ 2,645,079                  $1,708,136                 $1,274,199
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Oppenheimer International
Growth Fund/VA                           $1,620,304                   $1,179,660                  $842,180
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Government Securities                     $ 98,206                     $ 98,727                   $106,778
Portfolio
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Total (All Portfolios)                   $ 8,977,252                  $6,168,165                 $4,538,912
------------------------------- ------------------------------ -------------------------- --------------------------

     The  investment  advisory  agreements  state that in the absence of willful misfeasance,  bad faith or gross negligence in the performance of its duties, or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the Manager is not liable for any loss resulting from any good faith errors or  omissions  in  connection  with any  matters  to which the  agreement relates.  Each  investment  advisory  agreement  permits  the  Manager to act as investment adviser for any other person, firm or corporation.

     |X| Annual Approval of Investment Advisory Agreement.  Each year, the Board of Directors,  including a majority of the Independent Directors, is required to approve the renewal of the investment advisory agreement for each Portfolio. The
Investment  Company Act  requires  that the Board  request and  evaluate and the
Manager provide such information as may be reasonably  necessary to evaluate the terms of the  investment  advisory  agreement.  The Board employs an independent consultant  to prepare a report  that  provides  such  information  as the Board requests for this purpose.

     The Board also receives  information about the 12b-1  distribution fees the
Portfolio  pays with  respect to Service  shares.  These  distribution  fees are reviewed and approved at a different time of the year.

          The Board  reviewed  the  foregoing  information  in  arriving  at its decision to renew the investment advisory agreements.  Among other factors, the Board considered:

o The nature,  cost,  and quality of the services  provided to the Portfolio and its shareholders;

o The profitability of the Portfolio to the Manager;

o The  investment  performance  of the Portfolio in comparison to regular market indices;

o Economies of scale that may be available to the Portfolio from the Manager;

o Fees paid by other mutual funds for similar services;

o The value and  quality  of any other  benefits  or  services  received  by the
Portfolio from its relationship with the Manager, and

o The direct and indirect  benefits the Manager  received from its  relationship with the Portfolio.  These included services provided by the Distributor and the
Transfer Agent,  and brokerage and soft dollar  arrangements  permissible  under
Section 28(e) of the Securities Exchange Act.

          The Board  considered  that the Manager must be able to pay and retain high quality  personnel at  competitive  rates to provide  services to each
     Portfolio.  The  Board  also  considered  that  maintaining  the  financial viability  of the Manager is  important so that the Manager will be able to continue to provide quality  services to the Portfolio and its shareholders in adverse times.  The Board also considered the investment  performance of other  mutual funds  advised by the Manager.  The Board is aware that there are alternatives to the use of the Manager.

          These  matters  were also  considered  by the  Independent  Directors, meeting  separately  from the full  Board with  experienced  Counsel to the
     Independent  Directors  who  assisted the Board in its  deliberations.  The
     Counsel to the  Independent  Directors is independent of the Manager within the  meaning  and intent of the SEC Rules  regarding  the  independence  of counsel.

          In arriving at a decision, the Board did not single out any one factor or group of  factors  as being  more  important  than  other  factors,  but considered all factors together.  The Board judged the terms and conditions of the investment  advisory  agreements,  including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Portfolios

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the  Manager  under  each  investment  advisory  agreement  is  to  arrange  the investment securities  transactions for each Portfolio.  Each advisory agreement contains provisions relating to the employment of broker-dealers  ("brokers") to effect a Portfolio's  portfolio  transactions.  The Manager is authorized by the advisory agreements to employ broker-dealers,  (including  "affiliated" brokers, as that term is defined in the  Investment  Company Act). The Manager may employ broker-dealers  that it  thinks,  in its best  judgment  based  on all  relevant factors,  will implement the policy of each  Portfolio to obtain,  at reasonable expense,  the "best execution" of a Portfolio's  transactions.  "Best execution"
refers to prompt and reliable  execution at the most favorable price obtainable.
The Manager need not seek competitive  commission bidding.  However, the Manager is  required,  to the best of its ability,  to be aware of the current  rates of eligible brokers and to minimize the expenses paid to the extent consistent with the  interest  and  policies  of a  Portfolio  as  established  by the  Board of
Directors.

          Under each  investment  advisory  agreement,  the  Manager  may select brokers (other than  affiliates)  that provide  brokerage  and/or  research services for a Portfolio  and/or the other  accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to such brokers may be higher than another  qualified  broker would charge,  if the
     Manager makes a good faith  determination  that the  commission is fair and reasonable  in  relation  to the  services  provided.  Subject to the those considerations,  as a factor in the  selection of brokers for a Portfolio's portfolio transactions,  the Manager may also consider sales of shares of a
     Portfolio  and other  investment  companies  for which  the  Manager  or an affiliate serves as investment advisor.

          Subject  to any  policy  established  by the Board of  Directors,  the
     Manager is  primarily  responsible  for the  investment  decisions  of each
     Portfolio  and for placing its  portfolio  transactions.  While the Manager
     generally  seeks  reasonably   competitive  spreads  or  commissions,   the
     Portfolios  will  not  necessarily  pay the  lowest  spread  or  commission available.

Description  of  Brokerage  Practices  Followed by the  Manager.  Subject to the
provisions of the advisory  agreements and the  procedures  and rules  described above,  generally the Manager's  portfolio traders allocate brokerage based upon recommendations  from the portfolio  managers.  In certain instances,  portfolio managers may directly place trades and allocate  brokerage.  In either case, the
Manager's executive officers supervise the allocation of brokerage.

          Transactions  in securities  other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, a Portfolio may be required to pay fixed brokerage  commissions  and  would  not  have  the  benefit  of  negotiated commissions  available  in U.S.  markets.  Brokerage  commissions  are paid primarily for effecting  transactions  in listed  securities or for certain fixed  income  agency  transactions  in  the  secondary  market.  Otherwise brokerage  commissions  are paid only if it  appears  likely  that a better price or execution  can be obtained by doing so. In an option  transaction, ordinarily a Portfolio uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

          Most purchases of debt securities,  commercial paper, and money market instruments  made  by the  Portfolios  are  principal  transactions  at net prices,  and the  Portfolios  incur little or no brokerage  costs for these
     transactions.   Purchases  of  securities  from   underwriters   include  a
     commission  or  concession  paid  by the  issuer  to the  underwriter,  and purchases from dealers include a spread between the bid and asked price.

          Other funds advised by the Manager have investment policies similar to those of the  Portfolios.  Those other funds may  purchase or sell the same securities  as the  Portfolios  at the same time as the  Portfolios,  which could affect the supply and price of the  securities.  If two or more funds advised by the Manager  purchase the same security on the same day from the same dealer,  the transactions  under those combined orders are averaged as to price and  allocated  in  accordance  with the  purchase  or sale orders actually placed for each account.

          The  investment  advisory  agreements  permit the  Manager to allocate brokerage  for  research  services.  The  research  services  provided by a particular  broker  may be  useful  only  to one or  more  of the  advisory accounts of the Manager and its affiliates.  Investment  research  received for the  commissions  of those  other  accounts  may be useful  both to the
     Portfolios and one or more of the other accounts.  Investment  research may be  supplied by a third party at the  instance  of a broker  through  which trades are placed.

          Investment  research  services  include  information  and  analyses on particular  companies and  industries as well as market or economic  trends and  portfolio  strategy,  market  quotations  for  portfolio  evaluations, information  systems,  computer hardware and similar products and services.
     If a research  service also assists the Manager in a non-research  capacity
     (such as  bookkeeping  or other  administrative  functions),  then only the percentage  or component  that  provides  assistance  to the Manager in the investment decision-making process may be paid in commission dollars.

          The Board of Directors  permits the Manager to use stated  commissions
     on  secondary   fixed-income  trades  to  obtain  research  if  the  broker represents to the Manager that:  (i) the trade is not from the broker's own inventory,  (ii) the trade was executed by the broker on an agency basis at the  stated  commission,  and (iii) the trade is not a  riskless  principal transaction.  The Board of Directors permits the Manager to use commissions on fixed  price  offerings  to obtain  research,  in the same  manner as is permitted for agency transactions.

          The  research  services  provided  by brokers  broadens  the scope and supplements the research activities of the Manager.  That research provides additional  views and  comparisons,  and helps the  Manager  obtain  market
     information   for  the  valuation  of  securities  held  in  a  Portfolio's investment  portfolio or are being  considered  for  purchase.  The Manager provides information to the Board about the commissions paid to brokers for furnishing these services,  together with the Manager's representation that the  amount of those  commissions  was  reasonably  related to the value or benefit of those services.

          No principal transactions and, except under unusual circumstances,  no agency transactions for Government  Securities Portfolio will be handled by any affiliated  securities  dealer.  In the unusual  circumstance when that
     Portfolio  pays  brokerage  commissions,   the  above-described   brokerage
     practices and policies are followed.

---------------------------------------------------------------------------------------------------------------------
                 Total Brokerage Commissions Paid by the Portfolios1 During the Fiscal Years Ended:
---------------------------------------------------------------------------------------------------------------------
--------------------------------------- ---------------------------- ----------------------- ------------------------
Portfolio                                        12/31/00                   12/31/01                12/31/022
--------------------------------------- ---------------------------- ----------------------- ------------------------
--------------------------------------- ---------------------------- ----------------------- ------------------------
Growth Portfolio                                $1,315,460                  $458,880                $444,867
--------------------------------------- ---------------------------- ----------------------- ------------------------
--------------------------------------- ---------------------------- ----------------------- ------------------------
Total Return Portfolio                          $1,542,128                  $698,919                $695,358
--------------------------------------- ---------------------------- ----------------------- ------------------------
--------------------------------------- ---------------------------- ----------------------- ------------------------
Oppenheimer International Growth
Fund/VA                                          $ 467,909                  $190,252                $132,071
--------------------------------------- ---------------------------- ----------------------- ------------------------
--------------------------------------- ---------------------------- ----------------------- ------------------------
Government Securities Portfolio                    $ 480                      $480                   $1,013
--------------------------------------- ---------------------------- ----------------------- ------------------------

1. Amounts do not include spreads or concessions on principal  transactions on a net trade basis.

2. In the fiscal year ended  12/31/02,  the amount of  transactions  directed to brokers  for  research  services  and  the  amount  of the  commissions  paid to broker-dealers for those serves were as follows:

----------------------------------------- --------------------------------------- -----------------------------------
Portfolio                                         Amount of Transactions                Amount of Commissions
----------------------------------------- --------------------------------------- -----------------------------------
----------------------------------------- --------------------------------------- -----------------------------------
Growth Portfolio                                       $110,227,929                            $150,289
----------------------------------------- --------------------------------------- -----------------------------------
----------------------------------------- --------------------------------------- -----------------------------------
Total Return Portfolio                                 $50,043,418                             $59,309
----------------------------------------- --------------------------------------- -----------------------------------
----------------------------------------- --------------------------------------- -----------------------------------
Oppenheimer International Growth Fund/VA                $7,462,306                             $14,415
----------------------------------------- --------------------------------------- -----------------------------------
----------------------------------------- --------------------------------------- -----------------------------------
Government Securities Portfolio                             $0                                    $0
----------------------------------------- --------------------------------------- -----------------------------------

Distribution and Service Plans (Service Shares Only)

          Under  its  General  Distributor's  Agreements  with  the  Portfolios,
     OppenheimerFunds   Distributor,   Inc.  will  only  act  as  the  principal
     underwriter of the Portfolios' Service shares.

          Each  Portfolio  has  adopted a  Distribution  and  Service  Plan (the
     "Plan") for its Service shares under Rule 12b-1 of the  Investment  Company
     Act, pursuant to which each Portfolio will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. The
     Distributor will pay insurance  company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the  Prospectus.  Each Plan has been approved by a vote of (i) the Board of  Directors  of the  Company,  including  a majority  of the  Independent
     Directors,  cast in person at a meeting called for the purpose of voting on that Plan,  and (ii) the Manager as the  then-sole  initial  holder of such shares.

          Under the Plans,  no  payment  will be made to any  insurance  company separate  account  sponsor or affiliate  thereof under a  Portfolio's  Plan
     (each is referred to as a "Recipient")  in any quarter if the aggregate net assets of a Portfolio's Service shares held by the Recipient for itself and its  customers  did not  exceed  a  minimum  amount,  if any,  that  may be determined  from time to time by a majority  of the  Company's  Independent
     Directors.  The  Board of  Directors  has set the fee at  0.25% of  average annual net assets and set no minimum amount.

          Under the Plans,  the Manager and the Distributor may make payments to affiliates and, in their sole discretion,  from time to time, may use their own  resources  at no direct  cost to the  Portfolio  to make  payments  to brokers,  dealers or other  financial  institutions  for  distribution  and administrative services they perform.

          Unless  terminated as described  below,  each Plan continues in effect from  year to year but  only as long as such  continuance  is  specifically approved at least  annually by the  Company's  Board of  Directors  and its
     Independent  Directors by a vote cast in person at a meeting called for the purpose of voting on such  continuance.  Any Plan may be  terminated at any time by the vote of a majority of the Independent  Directors or by the vote of the holders of a "majority" (as defined in the  Investment  Company Act)
     of the outstanding  Service shares.  For purposes of voting with respect to
     the  Plans,   Account  owners  are  considered  to  be  shareholders  of  a
     Portfolio's  shares.  No Plan may be amended  to  increase  materially  the amount of payments to be made unless such  amendment is approved by Account owners of the class affected by the amendment. All material amendments must be approved by the Board and a majority of the Independent Directors.

          While the plans are in effect and Service shares are outstanding,  the
     Treasurer  of the Company  must  provide  separate  written  reports to the
     Company's  Board of Directors at least  quarterly  describing the amount of payments  made  pursuant  to each Plan.  These  reports  are subject to the review and approval of the Independent Directors.

          During  calendar  year  2002,  the  Oppenheimer  International  Growth
     Fund/VA paid to the  Distributor a total of $1,331 under its 12b-1 Plan for
     Service shares. The Distributor retained no portion of that amount. Service shares  were not issued  during  calendar  year 2002 for Growth  Portfolio,
     Total Return Portfolio and Government Securities Portfolio.

Performance of the Portfolios

Explanation of Performance Terminology. The Portfolios use a variety of terms to illustrate  their  performance.  These terms  include  "standardized  yield" and
"dividend  yield" for the Government  Securities  Portfolio and "average  annual total return" and "cumulative  total return" for all Portfolios.  An explanation of how yields and total returns are  calculated  is set forth below.  The charts below show the  performance  of the Portfolios as of the most recent fiscal year end.  You can obtain  current  performance  information  by calling the Transfer
Agent at 1.800.981.2871.

          The  illustrations of performance data in  advertisements  must comply with rules of the Securities and Exchange Commission.  Those rules describe the  types  of  performance  data  that  may be  used  and  how it is to be calculated. In general, any advertisement by a Portfolio of its performance data must include the average annual total returns for the Portfolio. Those returns must be shown for the 1- 5 and 10-year  periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior
     to  the   publication   of  the   advertisement   (or  its  submission  for
     publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

          Performance  information  for  Service  shares  is not  shown  for the following  Portfolios  since they were not offered  prior to  December  31,
     2002: Total Return  Portfolio,  Growth Portfolio and Government  Securities
     Portfolio.  Because  Service  shares are subject to an additional  fee, the performance is expected to be lower for any given period.

          The  Portfolios are not sold directly to members of the public but are available  only  as the  underlying  investments  for  variable  annuities, variable life  insurance  policies and other  investment  products  through separate  investment  accounts of different  insurance  companies  that may impose  charges and fees.  A  Portfolio's  investment  results,  when shown alone, do not deduct those charges and fees. If those fees and charges were included, the Portfolio's performance results would be less.

          Use of standardized  performance  calculations  enables an investor to compare a Portfolio's performance to the performance of other funds for the same periods.  However,  a number of factors  should be  considered  before using a Portfolio's  performance information as a basis for comparison with other investments:

          |_| Yields and total returns measure the performance of a hypothetical account  in  the  Portfolio  over  various  periods  and do  not  show  the performance  of each  investor's  account  under their  respective  annuity contract,  variable life insurance policy or other product.  Your account's performance will vary from the model performance data also if you bought or sold  shares  during the  period,  or you bought your shares at a different time and price than the shares used in the model.

          |_| An  investment  in a  Portfolio  is not insured by the FDIC or any other government agency.

          |_| The principal value of a Portfolio's shares, and its yields and/or total returns are not  guaranteed  and normally  will  fluctuate on a daily basis.

          |_| When an investor's shares are redeemed,  they may be worth more or less than their original cost.

          |_|  Yields and total  returns  for any given  past  period  represent
     historical  performance   information  and  are  not,  and  should  not  be
     considered,  a  prediction  of future  yields or returns.  |X| Yields.  The
     Government  Securities  Portfolio  uses a variety  of  different  yields to illustrate its current returns.

          |_| Standardized  Yield. The "standardized  yield" (sometimes referred to just as "yield") is shown for a stated 30-day period. It is not based on actual  distributions  paid by the Portfolio in the 30-day period, but is a
     hypothetical   yield  based  upon  the  net  investment   income  from  the
     Portfolio's  investments for that period.  It may therefore differ from the
     "dividend yield" for the same class of shares, described below.

          Standardized yield is calculated using the following formula set forth in rules adopted by the  Securities  and Exchange  Commission,  designed to assure uniformity in the way that all funds calculate their yields:

                                                  a-b     6
                        Standardized Yield = 2 [(---- + 1)   - 1]
                                                   c

         The symbols above represent the following factors:

a = dividends and interest earned during the 30-day period.

b = expenses accrued for the period (net of any expense assumptions).

c = the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The standardized  yield for a particular 30-day period may differ from the yield for other periods.  The SEC formula  assumes that the  standardized  yield for a
30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.

          |_| Dividend Yield.  The Government  Securities  Portfolio may quote a
     "dividend  yield" for its shares.  Dividend yield is based on the dividends paid during the actual dividend  period.  To calculate  dividend yield, the dividends  declared during a stated period are added together,  and the sum is  multiplied  by 12 (to  annualize  the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = Distribution Paid / No. of Days in the Period x No. of Days in the Calendar Year
-------------------------------------------------------------------------------------------------
                      Maximum Offering Price (payment date)

                      Yields for the 30-Day Period Ended 12/31/02

   -------------------------------------- ------------------------------------ -------------------------------------
                 Portfolio                        Standardized Yield                      Dividend Yield
   -------------------------------------- ------------------------------------ -------------------------------------
   -------------------------------------- ------------------------------------ -------------------------------------
   Government Securities Portfolio                       2.80%                                5.31%
   -------------------------------------- ------------------------------------ -------------------------------------

          |X| Total  Return  Information.  There are  different  types of "total returns" to measure a Portfolio's  performance.  Total return is the change in value of a hypothetical investment in the Portfolio over a given period, assuming that all dividends and capital gains  distributions are reinvested in additional  shares and that the investment is redeemed at the end of the period.  The cumulative  total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total return shows the  average  rate of return  for each  year in a period  that  would produce  the  cumulative  total  return  over the entire  period.  However, average annual total returns do not show actual year-by-year performance. A
     Portfolio  uses   standardized   calculations  for  its  total  returns  as
     prescribed by the SEC. The methodology is discussed below.

                                   1/n
                         (  ERV   )     - 1 = Average Annual Total Return
                         ( ----   )
                         (  P     )

          |_| Average Annual Total Return.  The "average annual total return" is an average  annual  compounded  rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending  Redeemable
     Value ("ERV" in the formula) of that investment, according to the following formula:

          |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                        ERV - P
                                        -------  = Total Return
                                          P

                                    Total Returns for the Periods Ended 12/31/02
---------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------------ -----------------------------------------------------------
Portfolio                              Cumulative Total                  Average Annual Total Returns
                                       Returns (10 years
                                       or Life of Class)
-------------------------------------- ------------------ -----------------------------------------------------------
-------------------------------------- ------------------ ------------------- ------------------- -------------------
                                                                1-Year              5-Year             10-Year
                                                                              (or life-of-class)  (or life-of-class)
-------------------------------------- ------------------ ------------------- ------------------- -------------------
-------------------------------------- ------------------ ------------------- ------------------- -------------------

-------------------------------------- ------------------ ------------------- ------------------- -------------------
-------------------------------------- ------------------ ------------------- ------------------- -------------------
Growth Portfolio1                           65.14%             -18.97%              -7.97%              5.14%
-------------------------------------- ------------------ ------------------- ------------------- -------------------
-------------------------------------- ------------------ ------------------- ------------------- -------------------
Total Return Portfolio2                     57.60%             -14.45%              -3.26%              4.65%
-------------------------------------- ------------------ ------------------- ------------------- -------------------
-------------------------------------- ------------------ ------------------- ------------------- -------------------
Government Securities Portfolio3            96.18%              10.06%              7.10%               6.97%
-------------------------------------- ------------------ ------------------- ------------------- -------------------
-------------------------------------- ------------------ ------------------- ------------------- -------------------
Oppenheimer International Growth            46.84%             -28.51%              -2.52%              3.92%
Fund/VA4
-------------------------------------- ------------------ ------------------- ------------------- -------------------
-------------------------------------- ------------------ ------------------- ------------------- -------------------
Oppenheimer International Growth            -33.18%            -24.51%             -20.23%               N/A
Fund/VA Service Shares5
-------------------------------------- ------------------ ------------------- ------------------- -------------------
1.       Inception: 1/21/82.
2.       Inception: 9/30/82.
3.       Inception: 5/13/92.
4.       Inception: 5/13/92.
5.       Inception: 3/19/01.

Other Performance Comparisons.  Each Portfolio compares its performance annually to that of an  appropriate  broadly-based  market index in its Annual  Report to shareholders.  You can obtain that  information by contacting the Transfer Agent at the addresses or telephone  numbers  shown on the cover of this  Statement of
Additional Information.  A Portfolio may also compare its performance to that of other  investments,  including  other  mutual  funds,  or  use  rankings  of its performance  by  independent  ranking  entities.  Examples of these  performance comparisons are set forth below.

          |X| Lipper  Rankings.  From time to time a  Portfolio  may publish the ranking of the performance of its shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment  companies,  including the
     Portfolios,  and ranks their  performance for various periods in categories based on investment styles.  The Lipper  performance  rankings are based on total returns that include the  reinvestment of capital gain  distributions and  income  dividends  but  do  not  take  sales  charges  or  taxes  into
     consideration.   Lipper  also   publishes   "peer-group"   indices  of  the
     performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

          |X| Morningstar Ratings. From time to time a Portfolio may publish the star  rating of the  performance  of its shares by  Morningstar,  Inc.,  an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector. Morningstar rates mutual funds in their specialized market sector

          Morningstar proprietary star ratings reflect historical  risk-adjusted total investment return. For each fund with at least a three-year  history,
     Morningstar  calculates  a  Morningstar  Rating(TM)based  on a  Morningstar
     Risk-Adjusted  Return  measure  that  accounts  for  variation  in a fund's monthly  performance  (including the effects of sales charges,  loads,  and
     redemption  fees),   placing  more  emphasis  on  downward  variations  and
     rewarding  consistent  performance.  The top 10% of funds in each  category receive 5 stars,  the next 22.5%  receive 4 stars,  the next 35%  receive 3 stars,  the next 22.5% receive 2 stars,  and the bottom 10% receive 1 star.
     (Each  share  class is counted as a fraction  of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall  Morningstar  Rating for a fund is derived from a weighted  average of the  performance  figures  associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

          A Portfolio may also compare its total return ranking to that of other funds in its Morningstar category,  in addition to its star ratings.  Those total  return  rankings  are  percentages  from one  percent to one hundred percent and are not  risk-adjusted.  For example,  if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

          |X|  Performance  Rankings  and  Comparisons  by  Other  Entities  and
     Publications.   From  time  to  time  a   Portfolio   may  include  in  its
     advertisements  and  sales  literature  performance  information  about the
     Portfolio  cited in newspapers and other  periodicals  such as The New York
     Times, The Wall Street Journal,  Barron's,  or similar  publications.  That
     information  may  include   performance   quotations  from  other  sources,
     including Lipper and Morningstar. The performance of the Portfolio's shares may be  compared  in  publications  to the  performance  of various  market indices or other investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

          Investors may also wish to compare the returns on a Portfolio's shares to the return on fixed-income  investments  available from banks and thrift
     institutions.    Those   include   certificates   of   deposit,    ordinary
     interest-paying  checking and savings accounts, and other forms of fixed or variable  time  deposits,  and various other  instruments  such as Treasury bills. However, a Portfolio's returns and share price are not guaranteed or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank  depository  obligations  may be insured  by the FDIC and may  provide fixed rates of return.  Repayment of  principal  and payment of interest on
     Treasury  securities  is  backed by the full  faith and  credit of the U.S.
     government.

          From time to time, a portfolio may publish  rankings or ratings of the
     Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds,  other than performance  rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor  services by third  parties may include  comparisons  of their services to those  provided by other mutual fund  families  selected by the rating or  ranking  services.  They may be based upon the  opinions  of the rating or ranking service itself, using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

I N V E S T I N G  I N  T H E  P O R T F O L I O S

How To Buy and Sell Shares

          Insurance  companies  that  hold  shares  of the  Portfolios  in their separate accounts for the benefit of their customers'  variable  annuities, variable  life  insurance  policies and other  investment  products are the record  holders  and the  owners of shares of  beneficial  interest  in the
     Portfolios. The right of those customers of the insurance companies to give directions  to the  insurance  company for the  purchase or  redemption  of shares is  determined  under the  contract  between  the  customer  and the
     insurance   company.   Those  customers  are  not   "shareholders"  of  the
     Portfolios.  The rights of those insurance  companies as record holders and owners of shares of a  Portfolio  are  different  from the  rights of their
     customers.   The  term   "shareholder"  in  this  Statement  of  Additional
     Information refers only to the insurance  companies whose separate accounts hold shares of the Portfolios, and not to contract holders.

          The sale of shares of the Portfolios is currently  limited to Accounts as explained on the cover page of this Statement of Additional  Information and the  Prospectus.  Such  shares  are sold at their  respective  offering prices (net asset  values  without  sales  charges)  and  redeemed at their respective  net asset values as described  in the  Prospectus.  The Company reserves the right to limit the types of separate  accounts that may invest in any Portfolio.

Determination  of Net Asset  Values Per Share.  The net asset value per share of each  Portfolio is  determined as of the close of business of The New York Stock
Exchange (the  "Exchange") on each day the Exchange is open. The  calculation is done by dividing the value of a  Portfolio's  net assets by the number of shares outstanding.  The Exchange  normally closes at 4:00 P.M.,  Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days  falling  before or after a  holiday).  All  references  to time in this
Statement of Additional  Information  mean "Eastern  time".  The Exchange's most recent  annual  announcement  (which is subject to change)  states  that it will close New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day and Christmas Day.
It may also close on other days.

          Dealers  other than  Exchange  members may conduct  trading in certain securities on days on which the Exchange is closed (including  weekends and holidays)  or after 4:00  P.M.,  on a regular  business  day.  Because  the
     Portfolio's  net asset  values will not be  calculated  on those days,  the
     Portfolio's  net asset  values per share may be  significantly  affected on
     such  days  when   shareholders   may  not   purchase  or  redeem   shares.
     Additionally,   trading  on  European   and  Asian  stock   exchanges   and
     over-the-counter  markets  normally  is  completed  before the close of the
     Exchange.

          Changes in the values of  securities  traded on foreign  exchanges  or markets  as a result  of  events  that  occur  after  the  prices  of those securities are determined,  but before the close of the Exchange,  will not be reflected in a Portfolio's  calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security.  The Manager, or an internal valuation committee  established  by the  Manager,  as  applicable,  may  establish a valuation,  under  procedures  established  by the Board and subject to the approval,  ratification  and  confirmation by the Board at its next ensuing meeting.

          |X|  Securities  Valuation.  The Board of  Directors  has  established procedures  for the valuation of each  Portfolio's  securities.  In general those procedures are as follows:

          |_|  Equity  securities  traded on a U.S.  securities  exchange  or on
     Nasdaq are valued as follows:

(1) if last sale information is regularly reported,  they are valued at the last reported  sale price on the  principal  exchange  on which they are traded or on
Nasdaq, as applicable, on that day, or

(2) if last sale  information  is not  available on a valuation  date,  they are valued at the last  reported sale price  preceding  the valuation  date if it is within the spread of the closing "bid" and "asked"  prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

|_| Equity  securities  traded on a foreign  securities  exchange  generally are valued in one of the following ways:

(1) at the last sale price  available  to the  pricing  service  approved by the
Board of Directors, or

(2) at the last  sale  price  obtained  by the  Manager  from the  report of the principal  exchange on which the security is traded at its last trading  session on or immediately before the valuation date, or

(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

          |_| Long-term debt securities having a remaining maturity in excess of
     60 days are valued based on the mean  between the "bid" and "asked"  prices determined  by a  portfolio  pricing  service  approved  by  the  Board  of
     Directors or obtained by the Manager from two active  market  makers in the security on the basis of reasonable inquiry.

          |_| The following  securities are valued at the mean between the "bid"
     and "asked" prices determined by a pricing service approved by the Board of
     Directors or obtained by the Manager from two active  market  makers in the security on the basis of reasonable inquiry:

(1)      debt instruments that have a maturity of more than 397 days when issued,

(2) debt  instruments  that had a maturity  of 397 days or less when  issued and have a remaining maturity of more than 60 days, and

(3) non-money  market debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

          |_|  The  following  securities  are  valued  at  cost,  adjusted  for amortization of premiums and accretion of discounts:

     (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when  issued that have a remaining  maturity of 60 days or less, and

     (2) debt  instruments  held by a money  market  fund that have a  remaining maturity of 397 days or less.

          |_|   Securities   (including   restricted   securities)   not  having
     readily-available  market  quotations  are valued at fair value  determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"  prices  provided  by a single  active  market  maker
     (which  in  certain  cases may be the "bid"  price if no  "asked"  price is available).

          In the case of U.S. government securities, mortgage-backed securities,
     corporate  bonds  and  foreign  government   securities,   when  last  sale
     information  is not  generally  available,  the  Manager  may  use  pricing services  approved by the Board of Directors.  The pricing  service may use
     "matrix" comparisons to the prices for comparable  instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The
     Manager will monitor the accuracy of the pricing services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

          The  closing  prices  in  the  London  foreign  exchange  market  on a particular  business day that are provided to the Manager by a bank, dealer or pricing  service that the Manager has determined to be reliable are used to value foreign currency,  including forward contracts,  and to convert to
     U.S. dollars securities that are denominated in foreign currency.

          Puts,  calls,  and  futures  are  valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined  by a pricing  service  approved by the Board of Directors or by the Manager.  If there were no sales that day,  they shall be valued at the last sale price on the preceding  trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation  date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no
     "asked" price is available.

          When a  Portfolio  writes an option,  an amount  equal to the  premium received is included in the Portfolio's Statement of Assets and Liabilities
     as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option.  In determining  the Portfolio's  gain on investments,  if a call or put  written  by the  Portfolio  is  exercised,  the  proceeds  are increased  by the  premium  received.  If a  call  or  put  written  by the
     Portfolio  expires,  the Portfolio has a gain in the amount of the premium.
     If the Portfolio enters into a closing purchase transaction, it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing transaction.  If the Portfolio exercises a put it holds,  the amount the Portfolio  receives on its sale of the underlying investment is reduced by the amount of premium paid by the Portfolio.

Dividends, Capital Gains and Taxes

     Dividends and  Distributions.  The  Portfolios  have no fixed  dividend and there  can be no  assurance  as to the  payment  of  any  dividends  or the realization of any capital gains. The dividends and distributions paid by a
     Portfolio will vary from time to time depending on market  conditions,  the composition of the Portfolio's investment portfolio,  and expenses borne by the  Portfolio  or borne  separately  by a class (if more than one class of shares are  outstanding).  Dividends are calculated in the same manner,  at the same time,  and on the same day for each class of shares.  Dividends on
     Service  shares are expected to be lower.  That is because of the effect of the additional fee on Service  shares.  Those dividends will also differ in amount as a  consequence  of any  difference in the net asset values of the different classes of shares.

     Tax Status of the  Portfolios'  Dividends  and  Distributions.  The Company
     intends that each  Portfolio  shall  qualify and be treated as a "regulated investment  company"  under  Subchapter M of the Internal  Revenue Code for each taxable year. By so qualifying,  the Portfolios will not be subject to
     federal   income  taxes  on  amounts   paid  by  them  as   dividends   and
     distributions,  as described in the respective Prospectuses. Each Portfolio is treated as a separate  entity for  purposes of  determining  federal tax treatment. The Company will endeavor to ensure that each Portfolio's assets are invested so that all  requirements  of Subchapter M are satisfied,  but there can be no assurance that it will be successful in doing so.

          To qualify as a regulated investment company under Subchapter M of the
     Code,  a Portfolio  must,  among other  things,  derive at least 90% of its gross income for the taxable year from dividends,  interest, gains from the sale or other disposition of stock, securities or foreign currencies,  fees from  certain  securities  loans  or other  income  (including  gains  from options,  futures  and  forward  contracts)  derived  with  respect  to its business of  investing in such stock,  securities  or  currencies  (this is referred to as the "90% income  test").  The  Portfolio  must also  satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test,  income that a Portfolio earns from equity interests in certain  entities that are not treated as corporations  (e.g., they are treated as  partnerships  or trusts) for U.S.  tax  purposes  will generally have the same character for the Portfolio as in the hands of such entities.  Consequently,  the Portfolio may be required to limit its equity investments in such entities that earn fee income,  rental income, or other nonqualifying income.

          As noted in the  Prospectuses,  each  Portfolio  must, and intends to, comply with the diversification  requirements  imposed by Section 817(h) of the Code and the regulations under that section. Those requirements,  which are in addition to the diversification  requirements imposed on a Portfolio by the Investment  Company Act and Subchapter M of the Code,  place certain limitations on the assets of each separate account.  Additionally,  because
     Section  817(h) and those  regulations  treat the assets of a Portfolio  as assets of the  related  separate  account,  there are  restrictions  on the amount of its  assets a  Portfolio  may  invest in  securities  of a single issuer. Specifically,  the regulations provide that, except as permitted by the "safe harbor"  described  below, as of the end of each calendar quarter or within 30 days after a calendar  quarter,  no more than 55% of the total assets of a Portfolio may be  represented  by any one  investment,  no more than 70% by any two investments,  no more than 80% by any three investments and no more  than  90% by any  four  investments.  For  this  purpose,  all securities of the same issuer are considered a single investment,  and each
     U.S. Government agency and instrumentality is considered a separate issuer.

          Section 817(h)  provides,  as a safe harbor,  that a separate  account will be  treated as being  adequately  diversified  if the  diversification requirements  under  Subchapter M are satisfied and no more than 55% of the value of the  account's  total  assets are cash and cash  items  (including receivables),  U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment  company  and  satisfy the  Section  817(h)  requirements  would generally  result in treatment of the variable  contract holders other than as described in the  applicable  variable  contract  prospectus,  including inclusion in ordinary  income of income accrued under the contracts for the current and all prior  taxable  years.  Any such failure may also result in adverse  tax  consequences  for the  Portfolio  and the  insurance  company issuing the contracts.

          Foreign   exchange  gains  and  losses  realized  by  a  Portfolio  in connection with certain transactions involving foreign currency denominated debt securities,  certain options and futures contracts relating to foreign currency,  forward  foreign  currency  contracts,  foreign  currencies,  or payables or receivables  denominated  in a foreign  currency are subject to
     Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of  distributions  to  shareholders.  If the net foreign exchange loss for a year were to exceed the Portfolio's  investment  company taxable income  (computed  without  regard  to such  loss)  the  resulting  overall ordinary loss for such year would not be deductible by the Portfolio or its shareholders in future years.

          Limitations imposed by the Code on regulated investment companies like the Portfolios may restrict the Portfolios'  ability to enter into futures, options and currency forward transactions.

          The Portfolios  may be subject to withholding  and other taxes imposed
     by  foreign   countries  with  respect  to  their  investments  in  foreign securities.  Tax  conventions  between  certain  countries and the U.S. may reduce or eliminate such taxes.

          The federal income tax rules  applicable to mortgage  dollar rolls and interest  rate  swaps,  caps,  floors and  collars  are  unclear in certain respects,  and  the  Portfolios  may  be  required  to  account  for  these instruments under tax rules in a manner that, under certain  circumstances, may limit their transactions in these instruments.

          If a Portfolio  acquires stock in certain non-U.S.  corporations  that receive at least 75% of their  annual  gross  income from  passive  sources
     (such as interest,  dividends, rents, royalties or capital gain) or hold at least 50% of their assets in  investments  producing  such  passive  income
     ("passive foreign investment companies"), the Portfolio could be subject to
     Federal   income   tax  and   additional   interest   charges   on  "excess
     distributions"  received from such companies or gain from the sale of stock in such  companies,  even if all income or gain  actually  received  by the
     Portfolio is timely  distributed to its  shareholders.  The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain  elections may, if available,  ameliorate these adverse tax  consequences,  but any such  election  would  require the Portfolio to recognize  taxable income or gain without the  concurrent  receipt of cash.
     Each  Portfolio  may limit  and/or  manage  its stock  holdings  in passive foreign investment  companies to minimize its tax liability or maximize its return from these investments.

Additional Information About the Portfolios

     The Transfer  Agent.  OppenheimerFunds  Services,  the  Company's  Transfer
     Agent, is a division of the Manager.  It is responsible for maintaining the
     Company's shareholder registry and shareholder  accounting records, and for paying  dividends  and  distributions  to  shareholders.  It  also  handles shareholder  servicing  and  administrative  functions.  It  serves  as the
     Transfer  Agent for an annual per account fee. It also acts as  shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries  about their  accounts to the  Transfer  Agent at the address and toll-free numbers shown on the back cover.

     Investors under variable annuity contacts, variable life insurance policies and other investment products offered by the insurance companies that offer shares of the  Portfolios as investments  for those products  should direct questions  about their accounts to the servicing  agent for their insurance company,  because  OppenheimerFunds  Services does not maintain the records for those annuities, policies or other products.

     The  Custodian  Bank.   JPMorgan  Chase  Bank  is  the  Custodian  for  the
     Portfolios' assets. The Custodian's  responsibilities  include safeguarding and controlling the Portfolios' portfolio securities,  collecting income on the portfolio  securities  and handling the delivery of such  securities to and from the Portfolios.  It is the practice of the Portfolios to deal with the  Custodian in a manner  uninfluenced  by any banking  relationship  the
     Custodian  may have with the Manager and its  affiliates.  The  Portfolios'
     cash balances with the Custodian in excess of $100,000 are not protected by federal  deposit  insurance.  Those  uninsured  balances  at  times  may be substantial.

     Independent  Auditors.  The  independent  auditors  of the  Portfolios  are
     Deloitte & Touche LLP. They audit the Portfolios'  financial statements and perform other related audit services. They also act as auditors for the
     Manager  and  for  certain  other  funds  advised  by the  Manager  and its affiliates.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities of
Government Securities Portfolio (which is a series of Panorama Series Fund,
Inc.), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Government Securities Portfolio as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

STATEMENT OF INVESTMENTS  DECEMBER 31, 2002

                                                              Principal        Market Value
                                                                Amount          See Note 1
----------------------------------------------------------------------------------------------

Mortgage-Backed Obligations--27.9%
----------------------------------------------------------------------------------------------
Government Agency--27.0%
----------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--22.8%
Federal Home Loan
Mortgage Corp., 10.50%, 10/1/20                            $     26,331        $     30,471
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Mtg. Pass-Through Participation
Certificates, 6.50%, 12/1/28                                    605,566             631,664
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Home Equity Loan Structured
Pass-Through Certificates,
Series HOO2, Cl. A2,  1.861%, 12/15/06                          180,000             179,170
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                                            812,157             850,571
7%, 1/25/33 1,4                                               3,081,000           3,240,827
7.50%, 9/1/22                                                    60,475              64,977
                                                                               ---------------
                                                                                  4,997,680

----------------------------------------------------------------------------------------------
GNMA/Guaranteed--4.2%
Government National Mortgage
Assn., 7%, 10/15/23-3/15/26                                     865,225             923,156
                                                                               ---------------
                                                                                    923,156

----------------------------------------------------------------------------------------------
Private--0.9%
----------------------------------------------------------------------------------------------
Residential--0.9%
Washington Mutual Mortgage
Securities Corp., Collateralized Mtg
Obligations, Pass-Through Certificates,
Series 2002-AR19,
Cl. A-1, 1.771%, 1/25/33                                        210,000             210,000
                                                                               ---------------
Total Mortgage-Backed Obligations
(Cost $5,951,767)                                                                 6,130,836

----------------------------------------------------------------------------------------------
U.S. Government Obligations--71.1%
Federal Home Loan Bank Unsec
Bonds, Series S706, 5.375%, 5/15/06                           1,500,000           1,640,506
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 5.50%, 7/15/06                                     550,000             605,084
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn
Unsec. Nts., 7.25%, 1/15/10-5/15/30                           1,150,000           1,417,375
----------------------------------------------------------------------------------------------
Financing Corp. Debs., FICO Strips, 6.77%, 12/27/06 2         1,000,000             887,201

                                                              Principal        Market Value
                                                                Amount          See Note 1
----------------------------------------------------------------------------------------------
U.S. Government Obligations Continued
Resolution Funding Corp.,
Zero Coupon Strip Bonds:
6.18%, 7/15/04 2                                           $  1,500,000        $  1,464,409
6.23%, 7/15/05 2                                                489,000             464,327
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.875%, 8/15/25                                                 700,000             885,583
7.50%, 11/15/16 3                                             1,075,000           1,406,151
8.125%, 8/15/19                                                 500,000             696,602
9.25%, 2/15/16                                                1,200,000           1,781,063
----------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.625%, 5/15/06                                               1,700,000           1,834,009
7.875%, 11/15/04                                              2,255,000           2,518,819
                                                                               ---------------
Total U.S. Government Obligations
(Cost $13,850,690)                                                               15,601,129

----------------------------------------------------------------------------------------------
Short-Term Notes--10.0% 4
Federal Home Loan Bank,
0.75%, 1/2/03
(Cost $2,199,954)                                             2,200,000           2,199,954

----------------------------------------------------------------------------------------------
Joint Repurchase Agreements--5.0%
Undivided interest of 3.19% in joint repurchase
agreement (Market Value $34,023,000) with Zion
Bank/Capital Markets Group, 1.10%, dated 12/31/02,
to be repurchased at $1,084,066 on 1/2/03,
collateralized by U.S. Treasury Bonds, 1.75%,
12/31/04, with a value of $34,713,488
(Cost $1,084,000)                                             1,084,000           1,084,000

----------------------------------------------------------------------------------------------
Total Investments, at Value  (Cost $23,086,411)                   114.0%         25,015,919
----------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                             (14.0)         (3,069,505)
                                                            ----------------------------------
Net Assets                                                        100.0%       $ 21,946,414
                                                            ==================================

Footnotes to Statement of Investments
1. When-issued security to be delivered and settled after December 31, 2002.
2. Zero coupon bond reflects effective yield on the date of purchase.
3. Securities with an aggregate market value of $261,609 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
4. The Portfolio may have elements of risk due to concentrated investments.
Such concentrations may subject the Portfolio to additional risks.

See accompanying Notes to Financial Statements.

                      6 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  DECEMBER 31, 2002

--------------------------------------------------------------------------------------------
Assets

Investments, at value (cost $23,086,411)--see accompanying statement          $ 25,015,919
--------------------------------------------------------------------------------------------
Cash                                                                                 3,474
--------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                    194,936
Daily variation on futures contracts                                                   140
Other                                                                                2,055
                                                                             ---------------
Total assets                                                                    25,216,524

--------------------------------------------------------------------------------------------
Liabilities

Payables and other liabilities:
Investments purchased on a when-issued basis                                     3,233,063
Shares of capital stock redeemed                                                    23,177
Shareholder reports                                                                  6,086
Transfer and shareholder servicing agent fees                                          433
Directors' compensation                                                                288
Other                                                                                7,063
                                                                             ---------------
Total liabilities                                                                3,270,110

--------------------------------------------------------------------------------------------
Net Assets                                                                    $ 21,946,414
                                                                             ===============

--------------------------------------------------------------------------------------------
Composition of Net Assets

Par value of shares of capital stock                                          $     18,894
--------------------------------------------------------------------------------------------
Additional paid-in capital                                                      19,766,688
--------------------------------------------------------------------------------------------
Undistributed net investment income                                                869,729
--------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                          (614,428)
--------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                       1,905,531
                                                                             ---------------
Net Assets--applicable to 18,893,506 shares of capital stock outstanding      $ 21,946,414
                                                                             ===============

--------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price Per Share and Offering Price Per Share      $       1.16

See accompanying Notes to Financial Statements.

                      7 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2002

--------------------------------------------------------------------------------
Investment Income

Interest                                                           $  1,057,292

--------------------------------------------------------------------------------
Expenses

Management fees                                                         106,778
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Shareholder reports                                                      12,501
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,431
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                               7,715
--------------------------------------------------------------------------------
Directors' compensation                                                   4,250
--------------------------------------------------------------------------------
Custodian fees and expenses                                                  20
--------------------------------------------------------------------------------
Other                                                                       767
                                                                     -----------
Total expenses                                                          157,462
Less reduction to custodian expenses                                        (20)
                                                                     -----------
Net expenses                                                            157,442

--------------------------------------------------------------------------------
Net Investment Income                                                   899,850

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                             207,608
Closing of futures contracts                                                (78)
                                                                     -----------
Net realized gain                                                       207,530
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    883,281
                                                                     -----------
Net realized and unrealized gain                                      1,090,811

--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $  1,990,661
                                                                   =============

See accompanying Notes to Financial Statements

                       8 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                                   2002            2001
-------------------------------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                                             $    899,850    $    656,408
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                      207,530         343,009
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                  883,281         206,255
                                                                                                  -----------------------------
Net increase in net assets resulting from operations                                                 1,990,661       1,205,672

-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Dividends from net investment income                                                                  (963,733)     (1,112,769)

-------------------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions

Net increase (decrease) in net assets resulting from capital stock transactions                      1,935,708         (13,063)

-------------------------------------------------------------------------------------------------------------------------------
Net Assets

Total increase                                                                                       2,962,636          79,840
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                 18,983,778      18,903,938
                                                                                                  -----------------------------
End of period [including undistributed net investment income of $869,729 and $933,612,
respectively]                                                                                     $ 21,946,414    $ 18,983,778
                                                                                                  =============================

See accompanying Notes to Financial Statements.

                      9 | GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,                                             2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                              $ 1.11        $ 1.10        $ 1.05        $ 1.13        $ 1.11
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .05           .04           .07           .07           .06
Net realized and unrealized gain (loss)                              .06           .04           .05          (.09)          .03
                                                                 ----------------------------------------------------------------
Total from investment operations                                     .11           .08           .12          (.02)          .09
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.06)         (.07)         (.07)         (.06)         (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $1.16         $1.11         $1.10         $1.05         $1.13
                                                                 ================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                 10.06%         7.23%        12.36%        (1.73)%        8.14%

---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                         $21,946       $18,984       $18,904       $20,150       $24,923
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $20,347       $18,805       $18,702       $22,683       $24,044
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                               4.42%         3.49%         6.07%         5.80%         5.64%
Expenses                                                            0.77%         0.79%         0.74%         0.70%         0.68% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               25%           19%           31%           14%           43%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                      10 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Government Securities Portfolio (the Portfolio) is a series of Panorama Series
Fund, Inc. (the Company) which is registered under the Investment Company Act of
1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are
sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. As of December 31, 2002, the Portfolio had entered into when-issued purchase commitments of $3,233,063.
     In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
     Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Portfolio, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                      11 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

             Expiring
             ------------------------------
             2003                  $ 29,989
             2005                   103,711
             2006                    62,129
             2007                   335,952
                                   --------
             Total                 $531,781
                                   ========

During the fiscal year ended December 31, 2002, the Portfolio utilized $278,340 of capital loss carryforward to offset capital gains realized in the current fiscal year.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because paydown gains and losses are treated as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           Year Ended               Year Ended
                                    December 31, 2002        December 31, 2001
        ----------------------------------------------------------------------
        Distributions paid from:
        Ordinary income                      $963,733               $1,112,769
        Long-term capital gain                     --                       --
        Return of capital                          --                       --
                                            ----------------------------------
        Total                                $963,733               $1,112,769
                                            ==================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                Undistributed net investment income    $   869,729
                Accumulated net realized loss             (614,428)
                Net unrealized appreciation              1,905,531
                                                       -----------
                Total                                  $ 2,160,832
                                                       ===========
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts

                      12 | GOVERNMENT SECURITIES PORTFOLIO

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   Year Ended December 31, 2002       Year Ended December 31, 2001
                                                       Shares            Amount           Shares            Amount
---------------------------------------------------------------------------------------------------------------------

Sold                                                3,210,485      $  3,594,795        3,017,758       $ 3,326,540
Dividends and/or distributions reinvested             917,840           963,733        1,039,970         1,112,769
Redeemed                                           (2,354,619)       (2,622,820)      (4,061,125)       (4,452,372)
                                                  -------------------------------------------------------------------
Net increase (decrease)                             1,773,706      $  1,935,708           (3,397)      $   (13,063)
                                                  ===================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$4,962,651 and $4,734,831, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $23,193,035 was composed of:

            Gross unrealized appreciation             $  1,929,929
            Gross unrealized depreciation                 (107,045)
                                                      ------------
            Net unrealized appreciation               $  1,822,884
                                                      ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are
0.525% of the first $300 million of average daily net assets of the Portfolio,
0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the
Portfolio. The Portfolio pays OFS a $22.50 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity

                      13 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
5. Futures Contracts Continued
exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities
"interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The
Portfolio may also buy or write put or call options on these futures contracts.
   The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The
Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the Portfolio had outstanding futures contracts as follows:

                                                                                                 Unrealized
                                      Expiration       Number of       Valuation as of         Appreciation
Contract Description                       Dates       Contracts     December 31, 2002        (Depreciation)
-------------------------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Long Bonds                          3/20/03               7            $  788,813            $  24,461
U.S. Treasury Nts., 2 yr.                3/27/03               1               215,188                1,469
U.S. Treasury Nts., 10 yr.               3/20/03               1               115,047                1,484
                                                                                                 ------------
                                                                                                     27,414
                                                                                                 ------------
Contracts to Sell
U.S. Treasury Nts., 5 yr.                3/20/03              22             2,491,500              (51,391)
                                                                                                 ------------
                                                                                                   $(23,977)
                                                                                                 ============

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Growth
Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth
Portfolio as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

STATEMENT OF INVESTMENTS  December 31, 2002

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Common Stocks--98.0%
----------------------------------------------------------------
Consumer Discretionary--13.6%
----------------------------------------------------------------
Auto Components--1.1%
Aftermarket Technology Corp. 1           3,000    $     43,500
----------------------------------------------------------------
American Axle & Manufacturing
Holdings, Inc.                           3,400          79,628
----------------------------------------------------------------
ArvinMeritor, Inc.                       3,000          50,010
----------------------------------------------------------------
Borg-Warner Automotive, Inc.             3,800         191,596
----------------------------------------------------------------
Cooper Tire & Rubber Co.                 3,300          50,622
----------------------------------------------------------------
Dana Corp.                              18,400         216,384
----------------------------------------------------------------
Delphi Corp.                            54,100         435,505
----------------------------------------------------------------
Goodyear Tire & Rubber Co.              21,100         143,691
----------------------------------------------------------------
Johnson Controls, Inc.                   4,000         320,680
----------------------------------------------------------------
Lear Corp. 1                             8,800         292,864
----------------------------------------------------------------
Superior Industries International, Inc.    200           8,272
----------------------------------------------------------------
Tower Automotive, Inc. 1                 1,900           8,550
                                                  --------------
                                                     1,841,302

----------------------------------------------------------------
Automobiles--1.0%
Ford Motor Co.                          85,711         797,112
----------------------------------------------------------------
General Motors Corp.                    20,300         748,258
----------------------------------------------------------------
Winnebago Industries, Inc.               1,700          66,691
                                                  --------------
                                                     1,612,061

----------------------------------------------------------------
Hotels, Restaurants & Leisure--0.6%
AFC Enterprises, Inc. 1                    100           2,101
----------------------------------------------------------------
Alliance Gaming Corp. 1                    200           3,406
----------------------------------------------------------------
Boyd Gaming Corp. 1                      1,100          15,455
----------------------------------------------------------------
CEC Entertainment, Inc. 1                1,600          49,120
----------------------------------------------------------------
Choice Hotels International, Inc. 1        600          13,620
----------------------------------------------------------------
GTech Holdings Corp. 1                  10,200         284,172
----------------------------------------------------------------
Mandalay Resort Group 1                  4,700         143,867
----------------------------------------------------------------
McDonald's Corp.                        15,200         244,416
----------------------------------------------------------------
Papa John's International, Inc. 1          200           5,576
----------------------------------------------------------------
Rare Hospitality International, Inc. 1     100           2,762
----------------------------------------------------------------
Ruby Tuesday, Inc.                       9,200         159,068
----------------------------------------------------------------
Ryan's Family Steak Houses, Inc. 1       2,850          32,348
                                                  --------------
                                                       955,911

----------------------------------------------------------------
Household Durables--1.8%
American Greetings Corp., Cl. A 1        9,400         148,520
----------------------------------------------------------------
Beazer Homes USA, Inc. 1                 1,500          90,900
----------------------------------------------------------------
Black & Decker Corp.                     6,400         274,496
----------------------------------------------------------------
D.R. Horton, Inc.                        3,400          58,990
----------------------------------------------------------------
Fortune Brands, Inc.                     9,700         451,147
----------------------------------------------------------------
Hovnanian Enterprises, Inc., Cl. A 1     3,300         104,610
----------------------------------------------------------------
Lennar Corp.                             8,900         459,240
----------------------------------------------------------------
M.D.C. Holdings, Inc.                      300          11,478

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Household Durables Continued
Maytag Corp.                            12,700    $    361,950
----------------------------------------------------------------
Meritage Corp. 1                         1,000          33,650
----------------------------------------------------------------
NVR, Inc. 1                                600         195,300
----------------------------------------------------------------
Pulte Homes, Inc.                        7,500         359,025
----------------------------------------------------------------
Ryland Group, Inc. (The)                11,000         366,850
----------------------------------------------------------------
Standard Pacific Corp.                   2,000          49,500
                                                  --------------
                                                     2,965,656

----------------------------------------------------------------
Internet & Catalog Retail--0.5%
Amazon.com, Inc. 1                      17,700         334,353
----------------------------------------------------------------
USA Interactive 1                       20,800         476,736
                                                  --------------
                                                       811,089

----------------------------------------------------------------
Leisure Equipment & Products--0.8%
Action Performance Cos., Inc.            5,600         106,400
----------------------------------------------------------------
Brunswick Corp.                         11,100         220,446
----------------------------------------------------------------
Eastman Kodak Co.                       24,800         868,992
----------------------------------------------------------------
Hasbro, Inc.                            13,700         158,235
----------------------------------------------------------------
Nautilus Group, Inc. (The) 1             3,700          49,432
                                                  --------------
                                                     1,403,505

----------------------------------------------------------------
Media--1.2%
AOL Time Warner, Inc. 1                 35,800         468,980
----------------------------------------------------------------
Cablevision Systems New York
Group, Cl. A 1                          10,000         167,400
----------------------------------------------------------------
Comcast Corp., Cl. A 1                  22,127         521,533
----------------------------------------------------------------
Cox Communications, Inc., Cl. A 1        8,300         235,720
----------------------------------------------------------------
Gannett Co., Inc.                          700          50,260
----------------------------------------------------------------
Viacom, Inc., Cl. B 1                   11,625         473,835
                                                  --------------
                                                     1,917,728

----------------------------------------------------------------
Multiline Retail--3.0%
----------------------------------------------------------------
Big Lots, Inc. 1                         8,500         112,455
----------------------------------------------------------------
BJ's Wholesale Club, Inc. 1              4,700          86,010
----------------------------------------------------------------
Costco Wholesale Corp. 1                   100           2,806
----------------------------------------------------------------
Federated Department Stores, Inc. 1     17,400         500,424
----------------------------------------------------------------
May Department Stores Co.               19,500         448,110
----------------------------------------------------------------
Penney (J.C.) Co., Inc. (Holding Co.)   22,800         524,628
----------------------------------------------------------------
Sears Roebuck & Co.                     12,400         296,980
----------------------------------------------------------------
Shopko Stores, Inc. 1                    1,800          22,410
----------------------------------------------------------------
Wal-Mart Stores, Inc.                   60,300       3,045,753
                                                  --------------
                                                     5,039,576

----------------------------------------------------------------
Specialty Retail--3.1%
American Eagle Outfitters, Inc. 1          900          12,402
----------------------------------------------------------------
AnnTaylor Stores Corp. 1                11,500         234,830
----------------------------------------------------------------
AutoZone, Inc. 1                         5,900         416,835
----------------------------------------------------------------
Bed Bath & Beyond, Inc.                    300          10,359

                              6 | GROWTH PORTFOLIO

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Specialty Retail Continued
Christopher & Banks Corp. 1              5,800    $    120,350
----------------------------------------------------------------
Deb Shops, Inc.                            100           2,221
----------------------------------------------------------------
Electronics Boutique Holdings Corp. 1    1,600          25,296
----------------------------------------------------------------
Gap, Inc. (The)                         49,300         765,136
----------------------------------------------------------------
Group 1 Automotive, Inc. 1                 100           2,388
----------------------------------------------------------------
Hollywood Entertainment Corp. 1          1,200          18,120
----------------------------------------------------------------
Home Depot, Inc.                        71,200       1,705,952
----------------------------------------------------------------
Limited Brands, Inc.                    40,200         559,986
----------------------------------------------------------------
Lowe's Cos., Inc.                        2,300          86,250
----------------------------------------------------------------
Movie Gallery, Inc. 1                      900          11,700
----------------------------------------------------------------
Pacific Sunwear of California, Inc. 1    3,150          55,724
----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack               2,000          23,200
----------------------------------------------------------------
Pier 1 Imports, Inc.                     9,700         183,621
----------------------------------------------------------------
Rent-A-Center, Inc. 1                    2,700         134,865
----------------------------------------------------------------
TJX Cos., Inc. (The)                    38,900         759,328
----------------------------------------------------------------
Too, Inc. 1                              2,800          65,856
----------------------------------------------------------------
United Auto Group, Inc. 1                  700           8,729
----------------------------------------------------------------
Urban Outfitters, Inc. 1                   300           7,071
                                                  --------------
                                                     5,210,219

----------------------------------------------------------------
Textiles & Apparel--0.5%
Fossil, Inc. 1                             100           2,034
----------------------------------------------------------------
Kellwood Co.                             1,100          28,600
----------------------------------------------------------------
Nike, Inc., Cl. B                       15,600         693,732
----------------------------------------------------------------
Timberland Co., Cl. A 1                    600          21,366
----------------------------------------------------------------
Tommy Hilfiger Corp. 1                   1,500          10,425
                                                  --------------
                                                       756,157

----------------------------------------------------------------
Consumer Staples--8.1%
----------------------------------------------------------------
Beverages--1.5%
Anheuser-Busch Cos., Inc.                5,200         251,680
----------------------------------------------------------------
Coca-Cola Co. (The)                     41,200       1,805,384
----------------------------------------------------------------
PepsiCo, Inc.                            9,420         397,712
                                                  --------------
                                                     2,454,776

----------------------------------------------------------------
Food & Drug Retailing--1.8%
Albertson's, Inc.                       20,200         449,652
----------------------------------------------------------------
CVS Corp.                               22,600         564,322
----------------------------------------------------------------
Kroger Co. (The) 1                      56,600         874,470
----------------------------------------------------------------
Safeway, Inc. 1                         34,100         796,576
----------------------------------------------------------------
Walgreen Co.                             5,100         148,869
----------------------------------------------------------------
Winn-Dixie Stores, Inc.                  5,700          87,096
                                                  --------------
                                                     2,920,985

----------------------------------------------------------------
Food Products--2.0%
Campbell Soup Co.                       33,500         786,245
----------------------------------------------------------------
ConAgra Foods, Inc.                     34,500         862,845

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Food Products Continued
Dean Foods Co. 1                         5,800    $    215,180
----------------------------------------------------------------
Fresh Del Monte Produce, Inc.            1,200          22,692
----------------------------------------------------------------
Hershey Foods Corp.                      5,700         384,408
----------------------------------------------------------------
Interstate Bakeries Corp.                2,100          32,025
----------------------------------------------------------------
Kellogg Co.                              3,300         113,091
----------------------------------------------------------------
Kraft Foods, Inc., Cl. A                 5,100         198,543
----------------------------------------------------------------
Sara Lee Corp.                           6,848         154,149
----------------------------------------------------------------
Wrigley, William Jr. Co.                10,100         554,288
                                                  --------------
                                                     3,323,466

----------------------------------------------------------------
Household Products--1.4%
Clorox Co. (The)                        12,700         523,875
----------------------------------------------------------------
Procter & Gamble Corp. (The)            20,200       1,735,988
                                                  --------------
                                                     2,259,863

----------------------------------------------------------------
Personal Products--0.3%
Avon Products, Inc.                      6,800         366,316
----------------------------------------------------------------
Gillette Co.                             4,400         133,584
                                                  --------------
                                                       499,900

----------------------------------------------------------------
Tobacco--1.1%
Philip Morris Cos., Inc.                47,400       1,921,122
----------------------------------------------------------------
Energy--7.1%
----------------------------------------------------------------
Energy Equipment & Services--0.1%
Diamond Offshore Drilling, Inc.          1,000          21,850
----------------------------------------------------------------
Helmerich & Payne, Inc.                  1,700          47,447
                                                  --------------
                                                        69,297

----------------------------------------------------------------
Oil & Gas--7.0%
Amerada Hess Corp.                       5,900         324,795
----------------------------------------------------------------
Baytex Energy Ltd. 1                    25,100         134,731
----------------------------------------------------------------
Brown (Tom), Inc. 1                     10,700         268,570
----------------------------------------------------------------
Canadian 88 Energy Corp. 1             108,500         174,446
----------------------------------------------------------------
Chesapeake Energy Corp.                 19,900         154,026
----------------------------------------------------------------
ChevronTexaco Corp.                     22,194       1,475,457
----------------------------------------------------------------
Cimarex Energy Co. 1                       903          16,164
----------------------------------------------------------------
ConocoPhillips                           7,746         374,829
----------------------------------------------------------------
Devon Energy Corp.                       7,000         321,300
----------------------------------------------------------------
Enbridge Energy Management LLC           4,409         165,338
----------------------------------------------------------------
Exxon Mobil Corp.                      156,976       5,484,741
----------------------------------------------------------------
Frontier Oil Corp.                      30,100         518,322
----------------------------------------------------------------
Marathon Oil Corp.                      15,300         325,737
----------------------------------------------------------------
Murphy Oil Corp.                         5,600         239,960
----------------------------------------------------------------
Noble Energy, Inc.                       2,200          82,610
----------------------------------------------------------------
Occidental Petroleum Corp.              18,200         517,790
----------------------------------------------------------------
Paramount Resources Ltd. 1              30,000         284,846
----------------------------------------------------------------
Sunoco, Inc.                             9,200         305,256

                              7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Oil & Gas Continued
Talisman Energy, Inc.                   12,400    $    446,221
                                                  --------------
                                                    11,615,139

----------------------------------------------------------------
Financials--24.5%
----------------------------------------------------------------
Banks--9.7%
AmSouth Bancorp                         15,900         305,280
----------------------------------------------------------------
Astoria Financial Corp.                  9,100         247,065
----------------------------------------------------------------
Bank of America Corp.                   44,900       3,123,693
----------------------------------------------------------------
Bank of New York Co., Inc. (The)        33,000         790,680
----------------------------------------------------------------
Bank One Corp.                          36,600       1,337,730
----------------------------------------------------------------
Comerica, Inc.                          10,600         458,344
----------------------------------------------------------------
Downey Financial Corp.                     100           3,900
----------------------------------------------------------------
FleetBoston Financial Corp.             47,200       1,146,960
----------------------------------------------------------------
Golden West Financial Corp.             10,100         725,281
----------------------------------------------------------------
Hawthorne Financial Corp. 1              4,500         128,430
----------------------------------------------------------------
Independence Community Bank Corp.        2,200          55,836
----------------------------------------------------------------
Indymac Mortgage Holdings, Inc. 1        1,700          31,433
----------------------------------------------------------------
KeyCorp                                 34,700         872,358
----------------------------------------------------------------
National City Corp.                     20,400         557,328
----------------------------------------------------------------
North Fork Bancorporation, Inc.         14,300         482,482
----------------------------------------------------------------
PNC Financial Services Group               700          29,330
----------------------------------------------------------------
Regions Financial Corp.                  1,500          50,040
----------------------------------------------------------------
Roslyn Bancorp, Inc.                       400           7,212
----------------------------------------------------------------
Sovereign Bancorp, Inc.                 25,100         352,655
----------------------------------------------------------------
SunTrust Banks, Inc.                    12,600         717,192
----------------------------------------------------------------
U.S. Bancorp                            60,725       1,288,584
----------------------------------------------------------------
Union Planters Corp.                     7,400         208,236
----------------------------------------------------------------
UnionBanCal Corp.                        5,100         200,277
----------------------------------------------------------------
Wachovia Corp.                          64,000       2,332,160
----------------------------------------------------------------
Wells Fargo Co.                         13,500         632,745
                                                 ---------------
                                                    16,085,231

----------------------------------------------------------------
Diversified Financials--8.9%
American Express Co.                    29,700       1,049,895
----------------------------------------------------------------
Bear Stearns Cos., Inc. (The)            6,000         356,400
----------------------------------------------------------------
CIT Group, Inc.                          3,300          64,680
----------------------------------------------------------------
Citigroup, Inc.                        140,377       4,939,867
----------------------------------------------------------------
Doral Financial Corp.                      900          25,740
----------------------------------------------------------------
E*TRADE Group, Inc. 1                   25,800         125,388
----------------------------------------------------------------
Fannie Mae                              28,300       1,820,539
----------------------------------------------------------------
Freddie Mac                             19,400       1,145,570
----------------------------------------------------------------
Goldman Sachs Group, Inc. (The)          4,100         279,210
----------------------------------------------------------------
Household International, Inc.           21,500         597,915
----------------------------------------------------------------
J.P. Morgan Chase & Co.                 70,000       1,680,000
----------------------------------------------------------------
Lehman Brothers Holdings, Inc.           4,300         229,147
----------------------------------------------------------------
MBNA Corp.                              36,200         688,524

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Diversified Financials Continued
Morgan Stanley                          34,500    $  1,377,240
----------------------------------------------------------------
New Century Financial Corp.              4,400         111,716
----------------------------------------------------------------
Providian Financial Corp. 1              4,500          29,205
----------------------------------------------------------------
Stilwell Financial, Inc.                13,500         176,445
                                                 ---------------
                                                    14,697,481

----------------------------------------------------------------
Insurance--5.8%
ACE Ltd.                                19,200         563,328
----------------------------------------------------------------
AFLAC, Inc.                             13,100         394,572
----------------------------------------------------------------
Allstate Corp.                          20,000         739,800
----------------------------------------------------------------
American International Group, Inc.      38,237       2,212,010
----------------------------------------------------------------
Berkley (W.R.) Corp.                     1,900          75,259
----------------------------------------------------------------
Chubb Corp.                             16,100         840,420
----------------------------------------------------------------
CNA Financial Corp. 1                      600          15,360
----------------------------------------------------------------
Fidelity National Financial, Inc.       15,596         512,017
----------------------------------------------------------------
Loews Corp.                             20,400         906,984
----------------------------------------------------------------
Marsh & McLennan Cos., Inc.                400          18,484
----------------------------------------------------------------
MBIA, Inc.                               8,750         383,775
----------------------------------------------------------------
MetLife, Inc.                           30,400         822,016
----------------------------------------------------------------
Nationwide Financial
Services, Inc., Cl. A                    4,100         117,465
----------------------------------------------------------------
Partnerre Holdings Ltd.                  1,200          62,184
----------------------------------------------------------------
Phoenix Cos., Inc. (The)                 1,500          11,400
----------------------------------------------------------------
Progressive Corp.                       15,300         759,339
----------------------------------------------------------------
RenaissanceRe Holdings Ltd.              6,300         249,480
----------------------------------------------------------------
Safeco Corp.                             5,900         204,553
----------------------------------------------------------------
St. Paul Cos., Inc.                     10,700         364,335
----------------------------------------------------------------
Travelers Property Casualty
Corp., Cl. B 1                           8,630         126,430
----------------------------------------------------------------
XL Capital Ltd., Cl. A                   2,100         162,225
                                                 ---------------
                                                     9,541,436

----------------------------------------------------------------
Real Estate--0.1%
----------------------------------------------------------------
Equity Office Properties Trust           8,600         214,828
----------------------------------------------------------------
FBR Asset Investment Corp.                 600          20,340
                                                  --------------
                                                       235,168

----------------------------------------------------------------
Health Care--11.4%
----------------------------------------------------------------
Biotechnology--0.5%
Affymetrix, Inc. 1                       3,400          77,826
----------------------------------------------------------------
Amgen, Inc. 1                            3,400         164,356
----------------------------------------------------------------
Gilead Sciences, Inc. 1                 12,800         435,200
----------------------------------------------------------------
Myriad Genetics, Inc. 1                  4,000          58,400
                                                  --------------
                                                       735,782

----------------------------------------------------------------
Health Care Equipment & Supplies--0.9%
Baxter International, Inc.              26,300         736,400
----------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A 1        600          23,220

                              8 | GROWTH PORTFOLIO

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Health Care Equipment & Supplies Continued
Cooper Cos., Inc. (The)                  4,400    $    110,088
----------------------------------------------------------------
Guidant Corp. 1                         17,900         552,215
----------------------------------------------------------------
Medtronic, Inc.                          3,000         136,800
                                                  --------------
                                                     1,558,723

----------------------------------------------------------------
Health Care Providers & Services--1.5%
Aetna, Inc.                             12,400         509,888
----------------------------------------------------------------
Apria Healthcare Group, Inc. 1           4,100          91,184
----------------------------------------------------------------
Cigna Corp.                             10,000         411,200
----------------------------------------------------------------
Covance, Inc. 1                          2,500          61,475
----------------------------------------------------------------
HCA, Inc.                               11,500         477,250
----------------------------------------------------------------
Healthsouth Corp. 1                     16,600          69,720
----------------------------------------------------------------
LifePoint Hospitals, Inc. 1                300           8,979
----------------------------------------------------------------
Oxford Health Plans, Inc. 1             18,800         685,260
----------------------------------------------------------------
Pediatrix Medical Group, Inc. 1          4,700         188,282
----------------------------------------------------------------
Per-Se Technologies, Inc. 1              1,900          17,041
----------------------------------------------------------------
Sierra Health Services, Inc. 1           2,400          28,824
                                                  --------------
                                                     2,549,103

----------------------------------------------------------------
Pharmaceuticals--8.5%
Abbott Laboratories                     22,900         916,000
----------------------------------------------------------------
Bristol-Myers Squibb Co.                 9,100         210,665
----------------------------------------------------------------
Eli Lilly & Co.                         12,900         819,150
----------------------------------------------------------------
Forest Laboratories, Inc. 1              1,200         117,864
----------------------------------------------------------------
Johnson & Johnson                       46,218       2,482,369
----------------------------------------------------------------
Merck & Co., Inc.                       51,700       2,926,737
----------------------------------------------------------------
Pfizer, Inc.                           152,925       4,674,917
----------------------------------------------------------------
Pharmaceutical Resources, Inc. 1         1,400          41,720
----------------------------------------------------------------
Pharmacia Corp.                         32,100       1,341,780
----------------------------------------------------------------
Schering-Plough Corp.                   19,800         439,560
----------------------------------------------------------------
Taro Pharmaceutical Industries Ltd. 1    3,600         135,360
                                                  --------------
                                                    14,106,122

----------------------------------------------------------------
Industrials--9.0%
----------------------------------------------------------------
Aerospace & Defense--1.7%
Boeing Co.                              36,700       1,210,733
----------------------------------------------------------------
Goodrich Corp.                          18,900         346,248
----------------------------------------------------------------
Honeywell International, Inc.           43,100       1,034,400
----------------------------------------------------------------
InVision Technologies, Inc. 1            4,600         121,256
----------------------------------------------------------------
Precision Castparts Corp.                  900          21,825
----------------------------------------------------------------
Raytheon Co.                             1,000          30,750
                                                  --------------
                                                     2,765,212

----------------------------------------------------------------
Air Freight & Couriers--0.9%
FedEx Corp.                             22,400       1,214,528
----------------------------------------------------------------
United Parcel Service, Inc., Cl. B       4,100         258,628
                                                  --------------
                                                     1,473,156

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Airlines--0.1%
AMR Corp. 1                             13,600    $     89,760
----------------------------------------------------------------
Continental Airlines, Inc., Cl. B        6,000          43,500
                                                  --------------
                                                       133,260

----------------------------------------------------------------
Building Products--0.4%
ElkCorp                                    500           8,650
----------------------------------------------------------------
Lennox International, Inc.                 700           8,785
----------------------------------------------------------------
Masco Corp.                             32,600         686,230
                                                  --------------
                                                       703,665

----------------------------------------------------------------
Commercial Services & Supplies--1.4%
Convergys Corp. 1                        8,600         130,290
----------------------------------------------------------------
Deluxe Corp.                             4,300         181,030
----------------------------------------------------------------
First Data Corp.                        26,700         945,447
----------------------------------------------------------------
H&R Block, Inc.                         18,000         723,600
----------------------------------------------------------------
Harland (John H.) Co.                      100           2,213
----------------------------------------------------------------
Iron Mountain, Inc. 1                    1,200          39,612
----------------------------------------------------------------
ITT Educational Services, Inc. 1         2,100          49,455
----------------------------------------------------------------
Pittston Brink's Group                   1,000          18,480
----------------------------------------------------------------
Regis Corp.                                700          18,193
----------------------------------------------------------------
Right Management Consultants, Inc. 1       675           8,944
----------------------------------------------------------------
Waste Management, Inc.                   9,900         226,908
                                                  --------------
                                                     2,344,172

----------------------------------------------------------------
Construction & Engineering--0.0%
EMCOR Group, Inc. 1                        300          15,903
----------------------------------------------------------------
Electrical Equipment--0.2%
----------------------------------------------------------------
Emerson Electric Co.                     4,700         238,995
----------------------------------------------------------------
Molex, Inc., Cl. A                       5,300         105,417
----------------------------------------------------------------
Rockwell Automation, Inc.                  100           2,071
                                                  --------------
                                                       346,483

----------------------------------------------------------------
Industrial Conglomerates--3.1%
3M Co.                                   6,600         813,780
----------------------------------------------------------------
Carlisle Cos., Inc.                      1,000          41,380
----------------------------------------------------------------
General Electric Co.                   175,900       4,283,165
                                                  --------------
                                                     5,138,325

----------------------------------------------------------------
Machinery--0.5%
Cummins, Inc.                            4,200         118,146
----------------------------------------------------------------
Deere & Co.                                300          13,755
----------------------------------------------------------------
EnPro Industries, Inc. 1                 1,340           5,360
----------------------------------------------------------------
Ingersoll-Rand Co., Cl. A               12,600         542,556
----------------------------------------------------------------
Navistar International Corp. 1           1,300          31,603
----------------------------------------------------------------
Oshkosh Truck Corp.                        100           6,150
----------------------------------------------------------------
Timken Co.                               1,500          28,650
                                                  --------------
                                                       746,220

                              9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Road & Rail--0.7%
Burlington Northern Santa Fe Corp.       7,900    $    205,479
----------------------------------------------------------------
CNF Transportation, Inc.                   500          16,620
----------------------------------------------------------------
CSX Corp.                               10,600         300,086
----------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc. 1     900          26,370
----------------------------------------------------------------
Norfolk Southern Corp.                  21,100         421,789
----------------------------------------------------------------
Union Pacific Corp.                      3,100         185,597
                                                  --------------
                                                     1,155,941

----------------------------------------------------------------
Information Technology--12.5%
----------------------------------------------------------------
Communications Equipment--1.3%
Brocade Communications Systems, Inc.    29,000         120,060
----------------------------------------------------------------
Cisco Systems, Inc. 1                   68,100         892,110
----------------------------------------------------------------
McData Corp., Cl. A 1                    1,534          10,891
----------------------------------------------------------------
Motorola, Inc.                         118,100       1,021,565
----------------------------------------------------------------
Scientific-Atlanta, Inc.                11,000         130,460
----------------------------------------------------------------
Tellium, Inc. 1                            900             576
----------------------------------------------------------------
UTStarcom, Inc. 1                        3,000          59,490
                                                  --------------
                                                     2,235,152

----------------------------------------------------------------
Computers & Peripherals--3.6%
Dell Computer Corp. 1                   52,100       1,393,154
----------------------------------------------------------------
EMC Corp. 1                            112,800         692,592
----------------------------------------------------------------
Handspring, Inc. 1                         100              95
----------------------------------------------------------------
International Business Machines Corp.   35,800       2,774,500
----------------------------------------------------------------
Lexmark International, Inc., Cl. A 1     8,000         484,000
----------------------------------------------------------------
Maxtor Corp. 1                           2,800          14,168
----------------------------------------------------------------
SanDisk Corp. 1                          5,800         117,740
----------------------------------------------------------------
StorageNetworks, Inc. 1                    200             232
----------------------------------------------------------------
Sun Microsystems, Inc. 1               162,100         504,131
                                                  --------------
                                                     5,980,612

----------------------------------------------------------------
Electronic Equipment & Instruments--0.5%
Agilent Technologies, Inc. 1            16,400         294,544
----------------------------------------------------------------
Avnet, Inc. 1                            9,900         107,217
----------------------------------------------------------------
Benchmark Electronics, Inc. 1            5,500         157,630
----------------------------------------------------------------
Photon Dynamics, Inc. 1                  2,900          66,120
----------------------------------------------------------------
Solectron Corp. 1                       49,900         177,145
                                                  --------------
                                                       802,656

----------------------------------------------------------------
Internet Software & Services--0.1%
Check Point Software
Technologies Ltd. 1                     12,100         156,937
----------------------------------------------------------------
Websense, Inc. 1                         1,000          21,361
                                                  --------------
                                                       178,298

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Office Electronics--0.3%
Ikon Office Solutions, Inc.              2,700    $     19,305
----------------------------------------------------------------
Xerox Corp. 1                           54,300         437,115
                                                  --------------
                                                       456,420

----------------------------------------------------------------
Semiconductor Equipment & Products--2.3%
Atmel Corp. 1                           38,500          85,855
----------------------------------------------------------------
Cypress Semiconductor Corp. 1           10,700          61,204
----------------------------------------------------------------
ESS Technology, Inc. 1                   9,600          60,384
----------------------------------------------------------------
Integrated Device Technology, Inc. 1     8,900          74,493
----------------------------------------------------------------
Intel Corp.                            167,500       2,607,975
----------------------------------------------------------------
National Semiconductor Corp. 1          16,100         241,661
----------------------------------------------------------------
Rambus, Inc. 1                           7,100          47,641
----------------------------------------------------------------
RF Micro Devices, Inc. 1                14,000         102,620
----------------------------------------------------------------
Silicon Laboratories, Inc. 1             6,300         120,204
----------------------------------------------------------------
Skyworks Solutions, Inc. 1              13,900         119,818
----------------------------------------------------------------
Teradyne, Inc. 1                        17,100         222,471
                                                  --------------
                                                     3,744,326

----------------------------------------------------------------
Software--4.4%
Amdocs Ltd. 1                            9,900          97,218
----------------------------------------------------------------
Cadence Design Systems, Inc. 1          11,900         140,301
----------------------------------------------------------------
Citrix Systems, Inc. 1                  12,400         152,768
----------------------------------------------------------------
Documentum, Inc. 1                         600           9,396
----------------------------------------------------------------
Electronic Arts, Inc. 1                 11,600         577,332
----------------------------------------------------------------
FactSet Research Systems, Inc.           1,000          28,270
----------------------------------------------------------------
Microsoft Corp. 1                       93,000       4,808,100
----------------------------------------------------------------
Oracle Corp. 1                         121,500       1,312,200
----------------------------------------------------------------
Sybase, Inc. 1                             700           9,380
----------------------------------------------------------------
Take-Two Interactive Software, Inc. 1    8,100         190,269
                                                  --------------
                                                     7,325,234

----------------------------------------------------------------
Materials--3.5%
----------------------------------------------------------------
Chemicals--1.1%
Air Products & Chemicals, Inc.             200           8,550
----------------------------------------------------------------
Dow Chemical Co.                        21,600         641,520
----------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.         20,100         852,240
----------------------------------------------------------------
Georgia Gulf Corp.                         200           4,628
----------------------------------------------------------------
Hercules, Inc. 1                           400           3,520
----------------------------------------------------------------
IMC Global, Inc.                         7,100          75,757
----------------------------------------------------------------
OM Group, Inc.                           8,600          59,168
----------------------------------------------------------------
Praxair, Inc.                              600          34,662
----------------------------------------------------------------
Rohm & Haas Co.                          7,800         253,344
                                                  --------------
                                                     1,933,389

                             10 | GROWTH PORTFOLIO

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Containers & Packaging--0.3%
Ball Corp.                               7,100    $    363,449
----------------------------------------------------------------
Crown Cork & Seal Co., Inc. 1            8,000          63,600
----------------------------------------------------------------
Owens-Illinois, Inc. 1                   3,800          55,404
                                                  --------------
                                                       482,453

----------------------------------------------------------------
Metals & Mining--1.1%
AK Steel Holding Corp. 1                   900           7,200
----------------------------------------------------------------
Alcan, Inc.                             25,900         764,568
----------------------------------------------------------------
Alcoa, Inc.                             35,800         815,524
----------------------------------------------------------------
Meridian Gold, Inc. 1                    3,900          68,757
----------------------------------------------------------------
Phelps Dodge Corp. 1                       600          18,990
----------------------------------------------------------------
Quanex Corp.                               300          10,050
----------------------------------------------------------------
United States Steel Corp.                9,800         128,576
                                                  --------------
                                                     1,813,665

----------------------------------------------------------------
Paper & Forest Products--1.0%
Boise Cascade Corp.                      1,300          32,786
----------------------------------------------------------------
International Paper Co.                 22,400         783,328
----------------------------------------------------------------
Weyerhaeuser Co.                        16,800         826,728
                                                  --------------
                                                     1,642,842

----------------------------------------------------------------
Telecommunication Services--5.0%
----------------------------------------------------------------
Diversified Telecommunication Services--4.7%
BellSouth Corp.                         64,600       1,671,202
----------------------------------------------------------------
Citizens Communications Co. 1            2,200          23,210
----------------------------------------------------------------
Qwest Communications
International, Inc. 1                   22,600         113,000
----------------------------------------------------------------
SBC Communications, Inc.               107,600       2,917,036
----------------------------------------------------------------
Sprint Corp. (Fon Group)                10,400         150,592
----------------------------------------------------------------
Verizon Communications, Inc.            74,400       2,883,000
                                                  --------------
                                                     7,758,040

----------------------------------------------------------------
Wireless Telecommunication Services--0.3%
----------------------------------------------------------------
AT&T Corp.                              16,880         440,737
----------------------------------------------------------------
Metro One Telecommunication, Inc. 1        250           1,612
----------------------------------------------------------------
Sprint Corp. (PCS Group) 1              22,600          98,988
----------------------------------------------------------------
Telephone & Data Systems, Inc.             300          14,106
                                                  --------------
                                                       555,443

----------------------------------------------------------------
Utilities--3.3%
----------------------------------------------------------------
Electric Utilities--3.1%
CenterPoint Energy, Inc.                11,200          95,200
----------------------------------------------------------------
Consolidated Edison Co. of
New York, Inc.                           3,500         149,870

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Electric Utilities Continued
Constellation Energy Group, Inc.        14,600    $    406,172
----------------------------------------------------------------
Entergy Corp.                           16,700         761,353
----------------------------------------------------------------
Exelon Corp.                            33,275       1,755,922
----------------------------------------------------------------
FirstEnergy Corp.                       29,500         972,615
----------------------------------------------------------------
FPL Group, Inc.                          9,000         541,170
----------------------------------------------------------------
PG&E Corp. 1                             9,400         130,660
----------------------------------------------------------------
Progress Energy, Inc.                    5,900         255,765
----------------------------------------------------------------
Wisconsin Energy Corp.                   3,800          95,760
                                                  --------------
                                                     5,164,487

----------------------------------------------------------------
Gas Utilities--0.2%
Kinder Morgan Management LLC             4,415         139,470
----------------------------------------------------------------
Nicor, Inc.                              2,200          74,866
----------------------------------------------------------------
Peoples Energy Corp.                       900          34,785
                                                  --------------
                                                       249,121
                                                  --------------
Total Common Stocks
(Cost $186,704,422)                                162,231,273

----------------------------------------------------------------
Preferred Stocks--0.0%
Wachovia Corp., Dividend
Equalization Preferred Shares 2
(Cost $0)                                2,000             250

                                     Principal
                                        Amount
----------------------------------------------------------------
Joint Repurchase Agreements--1.4%
Undivided interest of 6.66% in joint repurchase
agreement (Market Value $34,023,000) with
Zion Bank/Capital Markets Group, 1.10%,
dated 12/31/02, to be repurchased at
$2,266,138 on 1/2/03, collateralized by
U.S. Treasury Bonds, 1.75%, 12/31/04,
with a value of $34,713,488
(Cost $2,266,000)                   $2,266,000       2,266,000
----------------------------------------------------------------
Total Investments, at Value
(Cost $188,970,422)                       99.4%    164,497,523
----------------------------------------------------------------
Other Assets Net of Liabilities            0.6         995,837
                                     ---------------------------
Net Assets                               100.0%   $165,493,360
                                     ===========================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial
Statements.

See accompanying Notes to Financial Statements.

                             11 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

----------------------------------------------------------------------------------------------------
Assets

Investments, at value (cost $188,970,422)--see accompanying statement                  $164,497,523
----------------------------------------------------------------------------------------------------
Cash                                                                                          1,119
----------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                          1,301,471
Interest and dividends                                                                      258,450
Shares of capital stock sold                                                                  6,254
Other                                                                                         4,713
                                                                                       -------------
Total assets                                                                            166,069,530

----------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                                       476,666
Shares of capital stock redeemed                                                             49,482
Shareholder reports                                                                          31,137
Transfer and shareholder servicing agent fees                                                   433
Directors' compensation                                                                         374
Other                                                                                        18,078
                                                                                       -------------
Total liabilities                                                                           576,170

----------------------------------------------------------------------------------------------------
Net Assets                                                                             $165,493,360
                                                                                       =============

----------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                                   $    119,211
----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                              291,076,205
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       1,919,098
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions         (103,148,232)
----------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                           (24,472,922)
                                                                                       -------------
Net Assets--applicable to 119,211,352 shares of capital stock outstanding              $165,493,360
                                                                                       =============

----------------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                      $1.39

See accompanying Notes to Financial Statements.

                             12 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

--------------------------------------------------------------------------------------
Investment Income

Dividends (net of foreign withholding taxes of $14,684)                  $  3,254,858
--------------------------------------------------------------------------------------
Interest                                                                       82,051
                                                                         -------------
Total investment income                                                     3,336,909

--------------------------------------------------------------------------------------
Expenses
Management fees                                                             1,274,199
--------------------------------------------------------------------------------------
Shareholder reports                                                            49,576
--------------------------------------------------------------------------------------
Accounting service fees                                                        15,000
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                  10,431
--------------------------------------------------------------------------------------
Directors' compensation                                                         6,531
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                     2,555
--------------------------------------------------------------------------------------
Other                                                                          23,721
                                                                         -------------
Total expenses                                                              1,382,013
Less reduction to custodian expenses                                             (180)
                                                                         -------------
Net expenses                                                                1,381,833

--------------------------------------------------------------------------------------
Net Investment Income                                                       1,955,076

--------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                               (30,263,916)
Closing of futures contracts                                                 (371,440)
Foreign currency transactions                                                 (88,865)
                                                                         -------------
Net realized loss                                                         (30,724,221)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                               (14,217,163)
Translation of assets and liabilities denominated in foreign currencies       127,609
                                                                         -------------
Net change                                                                (14,089,554)
                                                                         -------------
Net realized and unrealized loss                                          (44,813,775)

--------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                     $(42,858,699)
                                                                         =============

See accompanying Notes to Financial Statements.

                             13 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                  2002            2001
--------------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                            $  1,955,076    $  2,067,228
--------------------------------------------------------------------------------------------------------------
Net realized loss                                                                 (30,724,221)    (38,720,140)
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              (14,089,554)      4,006,669
                                                                                 -----------------------------
Net decrease in net assets resulting from operations                              (42,858,699)    (32,646,243)

--------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                               (2,049,068)     (3,553,353)

--------------------------------------------------------------------------------------------------------------
Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions              (32,173,478)    (54,436,409)

--------------------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                                    (77,081,245)    (90,636,005)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                               242,574,605     333,210,610
                                                                                 -----------------------------
End of period [including undistributed net investment income of
$1,919,098 and $2,018,034, respectively]                                         $165,493,360    $242,574,605
                                                                                 =============================

See accompanying Notes to Financial Statements.

                             14 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,                                    2002          2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                     $ 1.73        $ 1.96        $ 2.99        $ 3.27        $ 3.45
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .02           .02           .03           .05           .04
Net realized and unrealized gain (loss)                    (.34)         (.23)         (.35)         (.17)          .26
                                                        -----------------------------------------------------------------
Total from investment operations                           (.32)         (.21)         (.32)         (.12)          .30
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.02)         (.02)         (.05)         (.04)         (.04)
Distributions from net realized gain                         --            --          (.66)         (.12)         (.44)
                                                        -----------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.02)         (.02)         (.71)         (.16)         (.48)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.39         $1.73         $1.96         $2.99         $3.27
                                                        =================================================================

-------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                       (18.97)%      (10.61)%      (12.66)%       (3.76)%        8.43%

-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $165,493      $242,575      $333,211      $668,139      $918,871
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $203,660      $273,890      $460,272      $808,715      $877,874
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                      0.96%         0.75%         0.78%         1.28%         1.16%
Expenses                                                   0.68%         0.64%         0.59%         0.53%         0.53% 3
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      88%           76%          118%          132%           98%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                             15 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Growth Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the
Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high total return. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are
sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
   The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Portfolio, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2008          $32,898,936
                              2009           38,285,188
                              2010           28,419,014
                                            -----------
                              Total         $99,603,138
                                            ===========

During the fiscal year ended December 31, 2002, the Portfolio did not utilize any capital loss carryforward.
   As of December 31, 2002, the Portfolio had approximately $921,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Portfolio had approximately $9,000 of post-October foreign currency losses which were deferred. If unutilized by the Portfolio in the following fiscal year, such losses will expire.

                             16 | GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $4,944. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the
Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                              Year Ended            Year Ended
                                       December 31, 2002     December 31, 2001
       -----------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                        $2,049,068            $3,553,353
       Long-term capital gain                         --                    --
       Return of capital                              --                    --
                                              --------------------------------
       Total                                  $2,049,068            $3,553,353
                                              ================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income      $   1,919,098
                 Accumulated net realized loss             (103,148,232)
                 Net unrealized depreciation                (24,472,922)
                                                          -------------
                 Total                                    $(125,702,056)
                                                          =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                             17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                              Year Ended December 31, 2002       Year Ended December 31, 2001
                                                  Shares            Amount           Shares            Amount
--------------------------------------------------------------------------------------------------------------

Sold                                           3,791,596      $  6,099,968        5,192,716      $  9,276,909
Dividends and/or distributions reinvested      1,164,242         2,049,068        2,042,156         3,553,353
Redeemed                                     (25,761,205)      (40,322,514)     (37,333,091)      (67,266,671)
                                             -----------------------------------------------------------------
Net decrease                                 (20,805,367)     $(32,173,478)     (30,098,219)     $(54,436,409)
                                             =================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$176,096,821 and $205,943,799, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $191,592,209 was composed of:

          Gross unrealized appreciation      $  3,412,356
          Gross unrealized depreciation       (30,507,042)
                                             ------------
          Net unrealized depreciation        $(27,094,686)
                                             ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee of
0.625% of the first $300 million of average daily net assets of the Portfolio,
0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The
Portfolio pays OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.

                             18 | GROWTH PORTFOLIO

   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
   The Portfolio may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities
"interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The
Portfolio may also buy or write put or call options on these futures contracts.
   The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The
Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
7. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December
31, 2002 was $250, which represents less than 0.01% of the Fund's net assets.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Oppenheimer International Growth
Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer International Growth Fund/VA (which is a series of Panorama Series
Fund, Inc.), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer International Growth Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

                 5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002
--------------------------------------------------------------------------------

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Common Stocks--97.4%
----------------------------------------------------------------
 Consumer Discretionary--10.8%
----------------------------------------------------------------
 Auto Components--0.2%
 Sauer-Danfoss, Inc.                      12,900   $    101,910
----------------------------------------------------------------
 Automobiles--1.4%
 Ducati Motor Holding SpA 1              191,000        359,781
----------------------------------------------------------------
 Porsche AG, Preferred                     1,235        513,220
                                                   -------------
                                                        873,001

----------------------------------------------------------------
 Household Durables--2.8%
 Groupe SEB SA                            15,530      1,378,742
----------------------------------------------------------------
 Thomson (ex-TMM) 1                       21,950        374,538
                                                   -------------
                                                      1,753,280

----------------------------------------------------------------
 Internet & Catalog Retail--2.0%
 Aucnet, Inc.                             15,800        113,171
----------------------------------------------------------------
 LG Home Shopping, Inc.                   20,190      1,174,579
                                                   -------------
                                                      1,287,750

----------------------------------------------------------------
 Leisure Equipment & Products--0.5%
 Koei Co. Ltd.                            12,732        313,284
----------------------------------------------------------------
 Media--3.9%
 British Sky Broadcasting Group plc 1     34,381        353,686
----------------------------------------------------------------
 Grupo Televisa SA, Sponsored GDR 1       21,500        600,495
----------------------------------------------------------------
 Reed Elsevier plc 2                      38,340        328,370
----------------------------------------------------------------
 Sogecable SA 1                           41,900        375,942
----------------------------------------------------------------
 Wolters Kluwer NV                        20,121        350,509
----------------------------------------------------------------
 Zee Telefilms Ltd.                      237,500        482,925
                                                   -------------
                                                      2,491,927

----------------------------------------------------------------
 Consumer Staples--0.6%
----------------------------------------------------------------
 Personal Products--0.6%
 Wella AG, Preference, Non-Vtg.            5,810        347,530
----------------------------------------------------------------
 Energy--3.1%
----------------------------------------------------------------
 Energy Equipment & Services--2.6%
 Expro International Group plc           121,740        725,160
----------------------------------------------------------------
 Technip-Coflexip SA, Sponsored ADR       50,875        906,084
                                                   -------------
                                                      1,631,244

----------------------------------------------------------------
 Oil & Gas--0.5%
 Tsakos Energy Navigation Ltd.            20,900        323,114
----------------------------------------------------------------
 Financials--13.4%
----------------------------------------------------------------
 Banks--5.2%
 Anglo Irish Bank Corp.                  136,100        968,342
----------------------------------------------------------------
 Banco Popolare di Verona e
 Novara Scrl 1                            67,000        747,393
----------------------------------------------------------------
 Espirito Santo Financial Group, ADR      26,563        444,665
----------------------------------------------------------------
 Royal Bank of Scotland Group plc (The)   32,030        767,289
----------------------------------------------------------------
 Uniao de Bancos Brasileiros SA
 (Unibanco), Sponsored ADR                33,200        363,540
                                                   -------------
                                                      3,291,229

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Diversified Financials--8.2%
 3i Group plc                             51,310   $    458,452
----------------------------------------------------------------
 Ackermans & van Haaren NV                18,700        345,378
----------------------------------------------------------------
 Collins Stewart Ltd.                    223,340      1,143,385
----------------------------------------------------------------
 ICICI Bank Ltd., Sponsored ADR          137,425        893,262
----------------------------------------------------------------
 Marschollek, Lautenschlaeger und
 Partner AG (MLP)                         64,755        638,767
----------------------------------------------------------------
 Van der Moolen Holding NV                78,100      1,680,142
                                                   -------------
                                                      5,159,386

----------------------------------------------------------------
 Health Care--19.1%
----------------------------------------------------------------
 Biotechnology--1.5%
 Cambridge Antibody Technology
 Group plc 1                              19,550        161,616
----------------------------------------------------------------
 Oxford GlycoSciences plc 1               45,474        101,028
----------------------------------------------------------------
 PowderJect Pharmaceuticals plc 1        108,420        706,909
                                                   -------------
                                                        969,553

----------------------------------------------------------------
 Health Care Equipment & Supplies--0.3%
 Biocompatibles International plc 1       30,055         45,966
----------------------------------------------------------------
 Ortivus AB, B Shares 1                   67,700        155,395
                                                   -------------
                                                        201,361

----------------------------------------------------------------
 Health Care Providers & Services--3.3%
 Fresenius AG, Preference                 19,260        736,707
----------------------------------------------------------------
 Nicox SA 1                               89,150      1,309,756
                                                   -------------
                                                      2,046,463

----------------------------------------------------------------
 Pharmaceuticals--14.0%
 Aventis SA 1                             11,010        598,492
----------------------------------------------------------------
 Dr. Reddy's Laboratories Ltd.,
 Sponsored ADR                            62,100      1,200,393
----------------------------------------------------------------
 GlaxoSmithKline plc                      33,720        647,087
----------------------------------------------------------------
 NeuroSearch AS 1                         27,700        197,622
----------------------------------------------------------------
 Novogen Ltd. 1                          634,400      1,200,295
----------------------------------------------------------------
 Pliva d.d., GDR 3                       110,900      1,574,780
----------------------------------------------------------------
 Sanofi-Synthelabo SA                     19,320      1,180,984
----------------------------------------------------------------
 Shionogi & Co. Ltd.                      49,945        706,225
----------------------------------------------------------------
 Shire Pharmaceuticals Group plc 1        41,790        267,429
----------------------------------------------------------------
 SkyePharma plc 1                      1,898,860      1,268,645
                                                   -------------
                                                      8,841,952

----------------------------------------------------------------
 Industrials--23.7%
----------------------------------------------------------------
 Aerospace & Defense--3.9%
 Empresa Brasileira de Aeronautica
 SA (Embraer), Preference                616,126      2,436,657
----------------------------------------------------------------
 Commercial Services & Supplies--5.7%
 Amadeus Global Travel Distribution SA   167,200        689,556
----------------------------------------------------------------
 BTG plc 1                               268,010        487,560
----------------------------------------------------------------
 Buhrmann NV                             121,200        529,099

                 6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Commercial Services & Supplies Continued
 Magnus Holding NV 1                     128,958   $     48,718
----------------------------------------------------------------
 Prosegur Compania de Seguridad SA        72,100        733,919
----------------------------------------------------------------
 Randstad Holding NV                      76,600        687,284
----------------------------------------------------------------
 Rentokil Initial plc                    119,810        424,341
                                                   -------------
                                                      3,600,477

----------------------------------------------------------------
 Construction & Engineering--4.6%
 Koninklijke Boskalis Westminster NV     142,700      2,885,671
----------------------------------------------------------------
 Electrical Equipment--1.5%
 Ushio, Inc.                              87,000        953,063
----------------------------------------------------------------
 Industrial Conglomerates--2.5%
 Aalberts Industries NV                  101,504      1,576,471
----------------------------------------------------------------
 Machinery--3.7%
 GSI Lumonics, Inc. 1                     93,000        560,790
----------------------------------------------------------------
 Halma plc                               586,290      1,057,132
----------------------------------------------------------------
 Hyundai Heavy Industries Co. Ltd. 1      44,454        714,008
                                                   -------------
                                                      2,331,930

----------------------------------------------------------------
 Transportation Infrastructure--1.8%
 Eurotunnel SA 1                       1,580,470        995,127
----------------------------------------------------------------
 ICTS International NV 1                  20,900        119,966
                                                   -------------
                                                      1,115,093

----------------------------------------------------------------
 Information Technology--21.6%
----------------------------------------------------------------
 Communications Equipment--1.4%
 Telefonaktiebolaget LM Ericsson AB,
 B Shares 1                            1,307,000        915,003
----------------------------------------------------------------
 Computers & Peripherals--1.8%
 Logitech International SA 1              18,438        550,060
----------------------------------------------------------------
 Toshiba Corp. 1                         181,000        567,388
                                                   -------------
                                                      1,117,448

----------------------------------------------------------------
 Electronic Equipment & Instruments--5.1%
 Hamamatsu Photonics K.K.                 61,200      1,103,632
----------------------------------------------------------------
 Imagineer Co. Ltd.                        1,100          5,071
----------------------------------------------------------------
 Keyence Corp.                             3,100        539,437
----------------------------------------------------------------
 Omron Corp.                              59,686        880,176
----------------------------------------------------------------
 Tandberg ASA 1                          117,500        678,426
                                                   -------------
                                                      3,206,742

----------------------------------------------------------------
 IT Consulting & Services--3.3%
 Infosys Technologies Ltd.                15,000      1,492,539
----------------------------------------------------------------
 NIIT Ltd.                               152,900        597,091
                                                   -------------
                                                      2,089,630

----------------------------------------------------------------
 Semiconductor Equipment & Products--4.1%
 ASM International NV 1                   89,100      1,149,390
----------------------------------------------------------------
 Jenoptik AG                             140,285      1,442,708
                                                   -------------
                                                      2,592,098

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Software--5.9%
 Capcom Co. Ltd.                          18,600        280,089
----------------------------------------------------------------
 Eidos plc 1                             341,790        693,312
----------------------------------------------------------------
 Infogrames Entertainment SA 1           232,797        669,374
----------------------------------------------------------------
 Software AG                              56,036        529,826
----------------------------------------------------------------
 UBI Soft Entertainment SA 1              93,885      1,044,343
----------------------------------------------------------------
 Unit 4 Agresso NV 1                     106,300        493,057
                                                   -------------
                                                      3,710,001

----------------------------------------------------------------
 Telecommunication Services--4.3%
----------------------------------------------------------------
 Diversified Telecommunication Services--2.2%
 BT Group plc                            271,930        853,671
----------------------------------------------------------------
 Videsh Sanchar Nigam Ltd.,
 Sponsored ADR                           126,901        520,294
                                                   -------------
                                                      1,373,965

----------------------------------------------------------------
 Wireless Telecommunication Services--2.1%
 KDDI Corp.                                  258        837,027
----------------------------------------------------------------
 Vodafone Group plc                      286,610        522,551
                                                   -------------
                                                      1,359,578

----------------------------------------------------------------
 Utilities--0.8%
----------------------------------------------------------------
 Electric Utilities--0.8%
 Solidere, GDR 1                         100,000        487,500
                                                   -------------
 Total Common Stocks (Cost $88,745,816)              61,384,311

----------------------------------------------------------------
 Preferred Stocks--0.1%
 Fresenius Medical Care AG, Preferred
 (Cost $72,039)                            2,192         65,903

                                      Principal
                                         Amount
----------------------------------------------------------------
 Joint Repurchase Agreements--3.6%
 Undivided interest of 6.60% in joint
 repurchase agreement (Market Value
 $34,023,000) with Zion Bank/Capital
 Markets Group, 1.10%, dated 12/31/02,
 to be repurchased at $2,246,137 on
 1/2/03, collateralized by U.S. Treasury
 Bonds, 1.75%, 12/31/04, with a value of
 $34,713,488 (Cost $2,246,000)        $2,246,000      2,246,000
----------------------------------------------------------------
 Total Investments, at Value
 (Cost $91,063,855)                         101.1%   63,696,214
----------------------------------------------------------------
 Liabilities in Excess of Other Assets       (1.1)     (695,004)
                                      --------------------------
 Net Assets                                 100.0% $ 63,001,210
                                      ==========================

                 7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued

Footnotes to Statement of Investments
1. Non-income producing security.
2. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $1,574,780 or 2.50% of the Fund's net assets as of December 31, 2002.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification      Market Value        Percent
-------------------------------------------------------------
Great Britain                      $11,013,589          17.3%
The Netherlands                      9,520,305          14.9
France                               8,457,440          13.3
Japan                                6,298,564           9.9
India                                5,186,504           8.1
Germany                              4,274,659           6.7
Brazil                               2,800,197           4.4
United States                        2,347,910           3.7
Korea, Republic of (South)           1,888,587           3.0
Spain                                1,799,418           2.8
Croatia                              1,574,780           2.5
Australia                            1,200,295           1.9
Italy                                1,107,175           1.7
Sweden                               1,070,398           1.7
Norway                               1,001,540           1.6
Ireland                                968,342           1.5
Mexico                                 600,495           0.9
Canada                                 560,790           0.9
Switzerland                            550,060           0.9
Lebanon                                487,500           0.8
Portugal                               444,665           0.7
Belgium                                345,379           0.5
Denmark                                197,622           0.3
                                   --------------------------
Total                              $63,696,214         100.0%
                                   ==========================

See accompanying Notes to Financial Statements.

                 8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Assets

Investments, at value (cost $91,063,855)--see accompanying statement                       $63,696,214
-------------------------------------------------------------------------------------------------------
Cash                                                                                               431
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                               15
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                         196,613
Investments sold                                                                                33,390
Shares of capital stock sold                                                                     9,023
Other                                                                                            2,668
                                                                                           ------------
Total assets                                                                                63,938,354

-------------------------------------------------------------------------------------------------------
Liabilities

Unrealized depreciation on foreign currency contracts                                          141,317
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                               755,697
Investments purchased                                                                           24,532
Shareholder reports                                                                              9,562
Distribution and service plan fees                                                                 511
Transfer and shareholder servicing agent fees                                                      453
Directors' compensation                                                                            367
Other                                                                                            4,705
                                                                                           ------------
Total liabilities                                                                              937,144

-------------------------------------------------------------------------------------------------------
Net Assets                                                                                 $63,001,210
                                                                                           ============

-------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                                       $    82,927
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 124,825,016
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                            964,065
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and foreign currency transactions             (35,380,211)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                  (27,490,587)
                                                                                           ------------
Net Assets                                                                                 $63,001,210
                                                                                           ============

-------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $62,090,743 and 81,797,535 shares of capital stock outstanding)                 $0.76
-------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $910,467 and 1,129,512 shares of capital stock outstanding)                     $0.81

See accompanying Notes to Financial Statements.

                 9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

------------------------------------------------------------------------------------------------------------
Investment Income

Dividends (net of foreign withholding taxes of $168,399)                                       $  1,878,320
------------------------------------------------------------------------------------------------------------
Interest                                                                                             43,559
                                                                                               -------------
Total investment income                                                                           1,921,879

------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                     842,180
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                    1,331
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                   10,515
Service shares                                                                                          463
------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  41,048
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                          33,871
------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                               5,540
------------------------------------------------------------------------------------------------------------
Other                                                                                                11,685
                                                                                               -------------
Total expenses                                                                                      946,633
Less reduction to custodian expenses                                                                   (529)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service shares                 (392)
                                                                                               -------------
Net expenses                                                                                        945,712

------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                               976,167

------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                                     (14,858,771)
Foreign currency transactions                                                                    (1,865,982)
                                                                                               -------------
Net realized loss                                                                               (16,724,753)

------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                     (21,206,943)
Translation of assets and liabilities denominated in foreign currencies                          11,949,626
                                                                                               -------------
Net change                                                                                       (9,257,317)
                                                                                               -------------
Net realized and unrealized loss                                                                (25,982,070)

------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                           $(25,005,903)
                                                                                               =============

See accompanying Notes to Financial Statements.

                 10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                           2002              2001
--------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                      $   976,167      $   812,167
--------------------------------------------------------------------------------------------------------
Net realized loss                                                          (16,724,753)     (15,646,684)
--------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                       (9,257,317)     (16,728,344)
                                                                           -----------------------------
Net decrease in net assets resulting from operations                       (25,005,903)     (31,562,861)

--------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                            (649,038)          (2,436)
Service shares                                                                  (1,328)              --
--------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                  --      (23,429,756)
Service shares                                                                      --               --

--------------------------------------------------------------------------------------------------------
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock ransactions:
Non-Service shares                                                         (12,200,129)       9,925,269
Service shares                                                                 923,076          103,291

--------------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                             (36,933,322)     (44,966,493)
--------------------------------------------------------------------------------------------------------
Beginning of period                                                         99,934,532      144,901,025
                                                                           -----------------------------
End of period [including undistributed net investment income of
$964,065 and $620,003, respectively]                                       $63,001,210      $99,934,532
                                                                           =============================

See accompanying Notes to Financial Statements.

                 11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service shares    December 31                          2002          2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                      $1.07        $ 1.74        $ 2.30        $ 1.57        $ 1.36
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .01           .01            -- 1          -- 1         .01
Net realized and unrealized gain (loss)                    (.31)         (.39)         (.11)          .77           .25
                                                         ---------------------------------------------------------------
Total from investment operations                           (.30)         (.38)         (.11)          .77           .26
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.01)           -- 1        (.03)         (.01)         (.01)
Distributions from net realized gain                         --          (.29)         (.42)         (.03)         (.04)
                                                         ---------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                            (.01)         (.29)         (.45)         (.04)         (.05)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $0.76         $1.07         $1.74         $2.30         $1.57
                                                         ===============================================================

------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                       (28.51)%      (24.31)%       (9.43)%       50.37%        19.40%

------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $62,091      $ 99,831      $144,901      $147,345      $103,404
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $83,511      $117,814      $162,028      $107,403      $ 94,651
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      1.17%         0.69%         0.24%         0.17%         0.68%
Expenses                                                   1.12%         1.05%         1.17%         1.08%         1.09% 4
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      40%           44%           72%          127%           48%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service shares    December 31                                                                            2002          2001 1
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                                                                   $ 1.08        $ 1.22
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                                              .01            -- 2
Net realized and unrealized loss                                                                         (.27)         (.14)
                                                                                                       ---------------------
Total from investment operations                                                                         (.26)         (.14)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                     (.01)           --
Distributions from net realized gain                                                                       --            --
                                                                                                       ---------------------
Total dividends and/or distributions to shareholders                                                     (.01)           --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                          $0.81         $1.08
                                                                                                       =====================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                                                                     (24.51)%      (11.48)%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                                 $910          $103
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                        $603          $ 36
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                                            (0.03)%        0.28%
Expenses                                                                                                 1.41%         1.20%
Expenses, net of reduction to custodian expenses and/or voluntary waiver of transfer agent fees          1.34%         1.20%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                    40%           44%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                 13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama
Series Fund, Inc. (the Company), which is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds,
Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                 14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2009          $16,530,049
                              2010           12,564,594
                                            -----------
                              Total         $29,094,643
                                            ===========

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $5,845,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $164,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $18,261. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31,
2002 and December 31, 2001 was as follows:
                                                       Year Ended               Year Ended
                                                December 31, 2002        December 31, 2001
                --------------------------------------------------------------------------

                Distributions paid from:
                Ordinary income                          $650,366              $13,578,101
                Long-term capital gain                         --                9,854,091
                Return of capital                              --                       --
                                                         ---------------------------------
                Total                                    $650,366              $23,432,192
                                                         =================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income $    964,065
                 Accumulated net realized loss        (35,380,211)
                 Net unrealized depreciation          (27,490,587)
                                                     ------------
                 Total                               $(61,906,733)
                                                     ============

                 15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Fund has authorized 160 million shares of $0.001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                                        Year Ended December 31, 2002       Year Ended December 31, 2001 1
                                                            Shares            Amount           Shares            Amount
-------------------------------------------------------------------------------------------------------------------------
Non-Service shares

Sold                                                   341,815,040     $ 332,416,733      190,493,161      $224,286,344
Dividends and/or distributions reinvested                  590,034           649,038       18,745,753        23,432,192
Redeemed                                              (353,484,720)     (345,265,900)    (199,740,358)     (237,793,267)
                                                      -------------------------------------------------------------------
Net increase (decrease)                                (11,079,646)     $(12,200,129)       9,498,556      $  9,925,269
                                                      ===================================================================

-------------------------------------------------------------------------------------------------------------------------
Service shares
Sold                                                    10,721,265    $   11,609,780           96,467      $    103,972
Dividends and/or distributions reinvested                    1,218             1,328               --                --
Redeemed                                                (9,688,789)      (10,688,032)            (649)             (681)
                                                      -------------------------------------------------------------------
Net increase                                             1,033,694     $     923,076           95,818      $    103,291
                                                      ===================================================================

1. For the year ended December 31, 2001, for Non-Service shares and for the period from March 19, 2001 (inception of offering) to December 31, 2001, for
Service shares.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$32,350,809 and $45,214,755, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $91,425,362 was composed of:

                    Gross unrealized appreciation             $  3,339,845
                    Gross unrealized depreciation              (31,068,993)
                                                              ------------
                    Net unrealized depreciation               $(27,729,148)
                                                              ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

                 16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $1,331.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                                     Expiration             Contract    Valuation as of     Unrealized           Unrealized
Contract Description                      Dates        Amount (000s)  December 31, 2002   Appreciation         Depreciation
----------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase

Euro [EUR]                               1/2/03                3EUR        $     2,960             $15             $     --

Contracts to Sell
British Pound Sterling [GBP]             1/2/03                4GBP              6,831              --                   28
Euro [EUR]                               1/2/03               15EUR             15,243              --                  199
Japanese Yen [JPY]                       5/2/03          430,907JPY          3,647,654              --              141,090
                                                                                               -----------------------------
                                                                                                    --              141,317
                                                                                               -----------------------------
Total Unrealized Appreciation and Depreciation                                                     $15             $141,317
                                                                                               =============================

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Total Return Portfolio:
We have audited the accompanying statement of assets and liabilities of Total
Return Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Total Return Portfolio as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

                           6 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2002

                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Common Stocks--61.3%
-----------------------------------------------------------------
 Consumer Discretionary--8.6%
-----------------------------------------------------------------
 Auto Components--0.7%
 Dana Corp.                              47,200   $     555,072
-----------------------------------------------------------------
 Johnson Controls, Inc.                  21,500       1,723,655
                                                  ---------------
                                                      2,278,727

-----------------------------------------------------------------
 Automobiles--0.8%
 General Motors Corp.                    65,900       2,429,074
-----------------------------------------------------------------
 Hotels, Restaurants & Leisure--0.8%
 Carnival Corp.                          34,000         848,300
-----------------------------------------------------------------
 Harrah's Entertainment, Inc. 1          40,600       1,607,760
                                                  ---------------
                                                      2,456,060

-----------------------------------------------------------------
 Household Durables--1.2%
 Black & Decker Corp.                    22,700         973,603
-----------------------------------------------------------------
 Leggett & Platt, Inc.                   42,300         949,212
-----------------------------------------------------------------
 Pulte Homes, Inc.                       13,800         660,606
-----------------------------------------------------------------
 Whirlpool Corp.                         20,000       1,044,400
                                                  ---------------
                                                      3,627,821

-----------------------------------------------------------------
 Media--1.1%
 AOL Time Warner, Inc. 1                 37,000         484,700
-----------------------------------------------------------------
 Viacom, Inc., Cl. B 1                   71,500       2,914,340
                                                  ---------------
                                                      3,399,040

-----------------------------------------------------------------
 Multiline Retail--2.4%
 Federated Department Stores, Inc. 1     54,000       1,553,040
-----------------------------------------------------------------
 Kohl's Corp. 1                          28,900       1,616,955
-----------------------------------------------------------------
 May Department Stores Co.               29,800         684,804
-----------------------------------------------------------------
 Target Corp.                            66,800       2,004,000
-----------------------------------------------------------------
 Wal-Mart Stores, Inc.                   30,000       1,515,300
                                                  ---------------
                                                      7,374,099

-----------------------------------------------------------------
 Specialty Retail--1.6%
 AutoZone, Inc. 1                        15,400       1,088,010
-----------------------------------------------------------------
 Limited Brands, Inc.                    58,900         820,477
-----------------------------------------------------------------
 Lowe's Cos., Inc.                       53,600       2,010,000
-----------------------------------------------------------------
 Sherwin-Williams Co.                    44,600       1,259,950
                                                  ---------------
                                                      5,178,437

-----------------------------------------------------------------
 Consumer Staples--3.7%
-----------------------------------------------------------------
 Beverages--1.3%
 Adolph Coors Co., Cl. B                 18,200       1,114,750
-----------------------------------------------------------------
 Coca-Cola Co. (The)                     68,800       3,014,816
                                                  ---------------
                                                      4,129,566

-----------------------------------------------------------------
 Household Products--1.7%
 Colgate-Palmolive Co.                   37,800       1,981,854
-----------------------------------------------------------------
 Procter & Gamble Corp. (The)            40,000       3,437,600
                                                  ---------------
                                                      5,419,454

                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Personal Products--0.7%
 Gillette Co.                            65,500    $  1,988,580
-----------------------------------------------------------------
 Energy--6.7%
-----------------------------------------------------------------
 Energy Equipment & Services--0.5%
 Transocean, Inc.                        72,300       1,677,360
-----------------------------------------------------------------
 Oil & Gas--6.2%
 Anadarko Petroleum Corp.                41,700       1,997,430
-----------------------------------------------------------------
 Apache Corp.                            34,210       1,949,628
-----------------------------------------------------------------
 ChevronTexaco Corp.                     57,800       3,842,544
-----------------------------------------------------------------
 ConocoPhillips                          19,100         924,249
-----------------------------------------------------------------
 Devon Energy Corp.                      42,700       1,959,930
-----------------------------------------------------------------
 Exxon Mobil Corp.                      194,600       6,799,324
-----------------------------------------------------------------
 Marathon Oil Corp.                      89,000       1,894,810
                                                  ---------------
                                                     19,367,915

-----------------------------------------------------------------
 Financials--16.0%
-----------------------------------------------------------------
 Banks--5.0%
 Bank of America Corp.                   29,500       2,052,315
-----------------------------------------------------------------
 BB&T Corp.                              60,000       2,219,400
-----------------------------------------------------------------
 Comerica, Inc.                          44,500       1,924,180
-----------------------------------------------------------------
 FleetBoston Financial Corp.            112,600       2,736,180
-----------------------------------------------------------------
 PNC Financial Services Group            32,900       1,378,510
-----------------------------------------------------------------
 SouthTrust Corp.                        55,300       1,374,205
-----------------------------------------------------------------
 Wachovia Corp.                          82,900       3,020,876
-----------------------------------------------------------------
 Wells Fargo Co.                         21,900       1,026,453
                                                  ---------------
                                                     15,732,119

-----------------------------------------------------------------
 Diversified Financials--5.6%
 Capital One Financial Corp.             60,600       1,801,032
-----------------------------------------------------------------
 Citigroup, Inc.                        172,200       6,059,718
-----------------------------------------------------------------
 Freddie Mac                             12,300         726,315
-----------------------------------------------------------------
 J.P. Morgan Chase & Co.                179,500       4,308,000
-----------------------------------------------------------------
 MBNA Corp.                              97,500       1,854,450
-----------------------------------------------------------------
 Moody's Corp.                           30,100       1,242,829
-----------------------------------------------------------------
 Morgan Stanley                          37,900       1,512,968
                                                  ---------------
                                                     17,505,312

-----------------------------------------------------------------
 Insurance--5.4%
 ACE Ltd.                                34,700       1,018,098
-----------------------------------------------------------------
 AFLAC, Inc.                             37,300       1,123,476
-----------------------------------------------------------------
 Allstate Corp.                          50,400       1,864,296
-----------------------------------------------------------------
 AMBAC Financial Group, Inc.              8,900         500,536
-----------------------------------------------------------------
 American International Group, Inc.      62,400       3,609,840
-----------------------------------------------------------------
 Cincinnati Financial Corp.              38,200       1,434,410
-----------------------------------------------------------------
 Jefferson-Pilot Corp.                   32,000       1,219,520
-----------------------------------------------------------------
 Lincoln National Corp.                  50,700       1,601,106
-----------------------------------------------------------------
 MBIA, Inc.                              40,200       1,763,172
-----------------------------------------------------------------
 MGIC Investment Corp.                   29,700       1,226,610

                           7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Insurance Continued
 Torchmark Corp.                         37,300   $   1,362,569
                                                  ---------------
                                                     16,723,633

-----------------------------------------------------------------
 Health Care--4.5%
-----------------------------------------------------------------
 Biotechnology--0.8%
 Wyeth                                   68,200       2,550,680
-----------------------------------------------------------------
 Health Care Providers & Services--1.5%
 Aetna, Inc.                             12,000         493,440
-----------------------------------------------------------------
 Cardinal Health, Inc.                    4,100         242,679
-----------------------------------------------------------------
 Cigna Corp.                             23,400         962,208
-----------------------------------------------------------------
 Humana, Inc. 1                          65,500         655,000
-----------------------------------------------------------------
 Quintiles Transnational Corp. 1         84,300       1,020,030
-----------------------------------------------------------------
 UnitedHealth Group, Inc.                13,400       1,118,900
                                                  ---------------
                                                      4,492,257

-----------------------------------------------------------------
 Pharmaceuticals--2.2%
 Forest Laboratories, Inc. 1             16,200       1,591,164
-----------------------------------------------------------------
 Merck & Co., Inc.                       17,700       1,001,997
-----------------------------------------------------------------
 Pfizer, Inc.                           141,875       4,337,118
                                                  ---------------
                                                      6,930,279

-----------------------------------------------------------------
 Industrials--5.1%
-----------------------------------------------------------------
 Aerospace & Defense--1.0%
 United Technologies Corp.               48,700       3,016,478
-----------------------------------------------------------------
 Commercial Services & Supplies--1.1%
 Apollo Group, Inc., Cl. A 1             13,300         585,200
-----------------------------------------------------------------
 Donnelley (R.R.) & Sons Co.             34,300         746,711
-----------------------------------------------------------------
 First Data Corp.                        57,200       2,025,452
                                                  ---------------
                                                      3,357,363

-----------------------------------------------------------------
 Electrical Equipment--1.2%
 Emerson Electric Co.                    45,300       2,303,505
-----------------------------------------------------------------
 Rockwell Automation, Inc.               69,300       1,435,203
                                                  ---------------
                                                      3,738,708

-----------------------------------------------------------------
 Industrial Conglomerates--1.2%
 3M Co.                                  19,500       2,404,350
-----------------------------------------------------------------
 General Electric Co.                    52,600       1,280,810
                                                  ---------------
                                                      3,685,160

-----------------------------------------------------------------
 Machinery--0.6%
 Ingersoll-Rand Co., Cl. A               46,900       2,019,514
-----------------------------------------------------------------
 Information Technology--7.1%
-----------------------------------------------------------------
 Communications Equipment--1.1%
 Cisco Systems, Inc. 1                  174,400       2,284,640
-----------------------------------------------------------------
 Motorola, Inc.                         129,400       1,119,310
                                                  ---------------
                                                      3,403,950

                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Computers & Peripherals--2.0%
 Hewlett-Packard Co.                    101,300   $   1,758,568
-----------------------------------------------------------------
 International Business Machines Corp.   33,100       2,565,250
-----------------------------------------------------------------
 Lexmark International, Inc., Cl. A 1    17,800       1,076,900
-----------------------------------------------------------------
 NCR Corp. 1                             34,000         807,160
                                                  ---------------
                                                      6,207,878

-----------------------------------------------------------------
 IT Consulting & Services--1.0%
 Computer Sciences Corp. 1               40,800       1,405,560
-----------------------------------------------------------------
 Electronic Data Systems Corp.           44,400         818,292
-----------------------------------------------------------------
 Unisys Corp. 1                         106,700       1,056,330
                                                  ---------------
                                                      3,280,182

-----------------------------------------------------------------
 Semiconductor Equipment & Products--1.1%
 Intel Corp.                            100,700       1,567,899
-----------------------------------------------------------------
 Linear Technology Corp.                 32,300         830,756
-----------------------------------------------------------------
 Maxim Integrated Products, Inc.         28,400         938,336
                                                  ---------------
                                                      3,336,991

-----------------------------------------------------------------
 Software--1.9%
 Intuit, Inc. 1                          20,200         947,784
-----------------------------------------------------------------
 Microsoft Corp. 1                       98,300       5,082,110
                                                  ---------------
                                                      6,029,894

-----------------------------------------------------------------
 Materials--2.5%
-----------------------------------------------------------------
 Chemicals--1.3%
 Du Pont (E.I.) de Nemours & Co.         65,700       2,785,680
-----------------------------------------------------------------
 Rohm & Haas Co.                         39,600       1,286,208
                                                  ---------------
                                                      4,071,888

-----------------------------------------------------------------
 Metals & Mining--1.2%
 Alcoa, Inc.                             81,300       1,852,014
-----------------------------------------------------------------
 Allegheny Technologies, Inc.            76,500         476,595
-----------------------------------------------------------------
 United States Steel Corp.               40,800         535,296
-----------------------------------------------------------------
 Worthington Industries, Inc.            66,600       1,014,984
                                                  ---------------
                                                      3,878,889

-----------------------------------------------------------------
 Telecommunication Services--3.3%
-----------------------------------------------------------------
 Diversified Telecommunication Services--2.1%
 CenturyTel, Inc.                        27,300         802,074
-----------------------------------------------------------------
 Citizens Communications Co. 1          144,700       1,526,585
-----------------------------------------------------------------
 SBC Communications, Inc.                48,500       1,314,835
-----------------------------------------------------------------
 Sprint Corp. (Fon Group)               192,900       2,793,192
                                                  ---------------
                                                      6,436,686

-----------------------------------------------------------------
 Wireless Telecommunication Services--1.2%
 AT&T Corp.                              94,100       2,456,951
-----------------------------------------------------------------
 Nextel Communications, Inc., Cl. A 1   116,900       1,350,195
                                                  ---------------
                                                      3,807,146

                           8 | TOTAL RETURN PORTFOLIO

                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Utilities--3.8%
-----------------------------------------------------------------
 Electric Utilities--2.8%
 American Electric Power Co., Inc.       48,200   $   1,317,306
-----------------------------------------------------------------
 DTE Energy Co.                          47,400       2,199,360
-----------------------------------------------------------------
 Exelon Corp.                            49,100       2,591,007
-----------------------------------------------------------------
 PPL Corp.                               42,600       1,477,368
-----------------------------------------------------------------
 Progress Energy, Inc.                   27,500       1,192,125
                                                  ---------------
                                                      8,777,166

-----------------------------------------------------------------
 Gas Utilities--1.0%
 KeySpan Corp.                           48,000       1,691,520
-----------------------------------------------------------------
 Sempra Energy                           62,600       1,480,490
                                                  ---------------
                                                      3,172,010
                                                  ---------------
 Total Common Stocks (Cost $224,250,633)            191,480,316

                                      Principal
                                         Amount
-----------------------------------------------------------------
 Asset-Backed Securities--6.7%
 Capital Auto Receivables Asset Trust,
 Automobile Mtg.-Backed Nts.,
 Series 2002-4, Cl. A2B,
 1.74%, 1/17/05 2                  $  1,480,000       1,482,201
-----------------------------------------------------------------
 CitiFinancial Mortgage Securities, Inc.,
 Home Equity Collateralized Mtg.
 Obligations, Series 2002-1,
 Cl. AF1, 2.474%, 9/25/32 2             706,851         708,828
-----------------------------------------------------------------
 Daimler Chrysler Auto Trust,
 Automobile Loan Pass-Through
 Certificates, Series 2002-B,
 Cl. A2, 2.20%, 4/6/05                  890,000         893,705
-----------------------------------------------------------------
 Ford Credit Auto Owner Trust,
 Automobile Loan Certificates,
 Series 2002-D, Cl. A2A,
 2.10%, 3/15/05                       1,620,000       1,626,443
-----------------------------------------------------------------
 Harley-Davidson Motorcycle Trust,
 Motorcycle Receivable Nts., Series
 2002-2, Cl. A1, 1.91%, 4/16/07         824,440         826,833
-----------------------------------------------------------------
 Honda Auto Receivables Owner Trust,
 Automobile Mtg. Obligations,
 Series 2002-3, Cl. A2,
 2.26%, 12/18/04                      1,120,000       1,125,485
-----------------------------------------------------------------
 Honda Auto Receivables Owner Trust,
 Automobile Receivables Obligations,
 Series 2002-4, Cl. A2, 1.66%, 6/15/05  710,000         710,598
-----------------------------------------------------------------
 Household Automotive Trust,
 Automobile Loan Certificates,
 Series 2002-2, Cl. A2,
 2.15%, 12/19/05                        810,000         813,889
-----------------------------------------------------------------
 Litigation Settlement Monetized Fee
 Trust, Asset-Backed Certificates,
 Series 2001-1A, Cl. A1,
 8.33%, 4/25/31 2                     1,735,027       1,828,372
-----------------------------------------------------------------
 M&I Auto Loan Trust, Automobile
 Loan Certificates, Series
 2002-1, Cl. A2, 1.95%, 7/20/05         530,000         531,684
-----------------------------------------------------------------
 MMCA Auto Lease Trust, Auto Retail
 Installment Contracts, Series
 2002-A, Cl. A2, 1.59%, 5/16/05 2,3     760,000         760,745

                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Asset-Backed Securities Continued
 Nissan Auto Lease Trust, Auto Lease
 Obligations, Series 2002-A,
 Cl. A2, 1.86%, 11/15/04 2          $ 1,320,000   $   1,320,000
-----------------------------------------------------------------
 Nissan Auto Receivables Owner
 Trust, Auto Receivable Nts.,
 Series 2002-C, Cl. A2,
 1.94%, 9/15/04 2                     1,170,000       1,173,033
-----------------------------------------------------------------
 Norse CBO Ltd., Collateralized Bond
 Obligations, Series 1A, Cl. A3,
 6.515%, 8/13/10 2                    3,694,363       3,694,363
-----------------------------------------------------------------
 Salomon Smith Barney Auto Loan Trust,
 Asset-Backed Auto Loan Obligations,
 Series 2002-1, Cl. A2,
 1.83%, 9/15/05 2                       990,000         986,288
-----------------------------------------------------------------
 USAA Auto Owner Trust, Automobile
 Loan Asset-Backed Certificates,
 Series 2002-1, Cl. A2, 1.95%, 3/15/05  370,000         371,098
-----------------------------------------------------------------
 Volkswagen Auto Lease Trust,
 Automobile Lease Asset-Backed
 Securities, Series 2002-A,
 Cl. A2, 1.77%, 2/20/05               1,290,000       1,291,161
-----------------------------------------------------------------
 Whole Auto Loan Trust, Auto Loans
 Receivables, Series 2002-1, Cl. A2,
 1.88%, 6/15/05                         860,000         861,209
                                                  ---------------
 Total Asset-Backed Securities
 (Cost $20,879,283)                                  21,005,935

-----------------------------------------------------------------
 Mortgage-Backed Obligations--19.9%
 Federal Home Loan Mortgage Corp.,
 Gtd. Mtg. Pass-Through
 Participation Certificates:
 8%, 4/1/16                             962,947       1,042,647
 9%, 8/1/22-5/1/25                      237,277         264,489
-----------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Home Equity Loan Structured
 Pass-Through Certificates, Series
 HOO2, Cl. A2, 1.861%, 12/15/06         990,000         985,437
-----------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 2/25/33 4                        6,440,000       6,657,350
 6.50%, 4/1/24-3/1/26                   958,414       1,002,773
 6.50%, 1/25/33 4                    15,837,000      16,490,276
 7%, 2/25/22                          3,195,026       3,392,826
 7%, 1/25/33 4                       13,263,000      13,951,018
 7.50%, 5/1/07-12/1/08                  320,877         340,726
 8%, 3/1/17-6/1/17                       61,601          67,319
-----------------------------------------------------------------
 Federal National Mortgage Assn.,
 Interest-Only Stripped Mtg.-Backed
 Security, Trust 1993-223, Cl.
 PM, 6.50%, 10/25/23 5                1,371,117         144,790
-----------------------------------------------------------------
 GE Capital Mortgage Services, Inc.,
 Collateralized Mtg. Obligations,
 Series 1999-2, Cl. A3,
 6.50%, 4/25/29                       2,500,000       2,591,648

                           9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Mortgage-Backed Obligations Continued
 Government National Mortgage Assn.:
 7%, 11/15/08-1/15/24               $   668,763   $     716,347
 7.50%, 1/15/09-6/15/24               1,549,914       1,669,004
 8%, 5/15/17                            264,974         290,951
 8.50%, 8/15/17-12/15/17                269,087         297,711
-----------------------------------------------------------------
 Granite Mortgages plc, Mtg.-Backed
 Obligations, Series 2002-2, Cl.
 1A1, 1.929%, 1/21/17 3                 810,000         810,000
-----------------------------------------------------------------
 Morgan Stanley Capital I, Inc.,
 Commercial Mtg. Pass-Through
 Certificates, Series 1996-WF1,
 Cl. A2, 7.339%, 11/15/28 3,6           998,232       1,027,064
-----------------------------------------------------------------
 Norwest Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 1999-16, Cl. A3, 6%, 6/25/29  2,000,000       2,026,730
 Series 1999-18, Cl. A2, 6%, 7/25/29  4,000,000       4,117,566
-----------------------------------------------------------------
 Residential Funding Mortgage
 Securities I, Inc., Mtg. Pass-Through
 Certificates, Series 1998-S4, Cl.
 M1, 6.50%, 2/25/13                   1,622,616       1,668,411
-----------------------------------------------------------------
 Washington Mutual Mortgage Securities
 Corp., Collateralized Mtg. Obligations,
 Pass-Through Certificates:
 Series 2002-AR10, Cl. A1,
 2.359%, 10/25/32 2,3                   493,517         494,316
 Series 2002-AR15, Cl. A1,
 2.26%, 12/25/32 2                      848,487         850,822
 Series 2002-AR19, Cl. A-1,
 1.771%, 1/25/33                      1,190,000       1,190,000
                                                  ---------------
 Total Mortgage-Backed Obligations
 (Cost $60,701,478)                                  62,090,221

-----------------------------------------------------------------
 U.S. Government Obligations--3.2%
 Federal Home Loan Mortgage
 Corp. Unsec. Nts., 5.50%, 7/15/06    1,400,000       1,540,214
-----------------------------------------------------------------
 Federal National Mortgage Assn.
 Unsec. Nts., 7.25%, 1/15/10-5/15/30  3,500,000       4,346,888
-----------------------------------------------------------------
 U.S. Treasury Bonds, 5.375%, 2/15/31 1,223,000       1,333,644
-----------------------------------------------------------------
 U.S. Treasury Nts., 4%, 11/15/12     2,867,000       2,908,440
                                                  ---------------
 Total U.S. Government Obligations
 (Cost $9,923,202)                                   10,129,186

-----------------------------------------------------------------
 Foreign Government Obligations--0.1%
 United Mexican States Nts.,
 7.50%, 1/14/12 (Cost $303,288)         300,000         321,750

-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--19.8%
 ABN Amro NA Holding Capital
 NV, 6.473% Bonds, 12/29/49 6           290,000         297,994
-----------------------------------------------------------------
 Albertson's, Inc., 7.45%
 Unsec. Debs., 8/1/29                   280,000         310,183

                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 American International Group,
 Inc./SunAmerica Global
 Financing VI, 6.30% Sr. Sec.
 Nts., 5/10/11 6                    $   430,000    $    474,733
-----------------------------------------------------------------
 Anthem, Inc., 6.80% Unsec.
 Unsub. Bonds, 8/1/12                   450,000         490,517
-----------------------------------------------------------------
 AOL Time Warner, Inc.,
 6.875% Nts., 5/1/12                    415,000         439,191
-----------------------------------------------------------------
 AT&T Corp.:
 6.375% Nts., 3/15/04 3               2,000,000       2,050,732
 8.50% Sr. Nts., 11/15/31 3             250,000         276,505
-----------------------------------------------------------------
 AT&T Wireless Services, Inc.,
 7.50% Sr. Unsec. Nts., 5/1/07          710,000         732,103
-----------------------------------------------------------------
 AXA Group, 8.60%
 Unsec. Sub. Nts., 12/15/30             520,000         596,078
-----------------------------------------------------------------
 Boeing Capital Corp., 5.65%
 Sr. Unsec. Nts., 5/15/06               550,000         576,740
-----------------------------------------------------------------
 Bristol-Myers Squibb Co.,
 5.75% Nts., 10/1/11                    570,000         608,014
-----------------------------------------------------------------
 Burlington Northern Santa Fe Corp.,
 5.90% Sr. Nts., 7/1/12                 430,000         467,239
-----------------------------------------------------------------
 Cardinal Health, Inc.,
 4.45% Nts., 6/30/05                    430,000         451,616
-----------------------------------------------------------------
 CIT Group, Inc., 7.75%
 Sr. Unsec. Unsub. Nts., 4/2/12         330,000         371,264
-----------------------------------------------------------------
 Citigroup, Inc., 6.625%
 Unsec. Sub. Nts., 6/15/32            1,320,000       1,445,970
-----------------------------------------------------------------
 Citizens Communications Co.,
 9.25% Sr. Nts., 5/15/11                325,000         387,780
-----------------------------------------------------------------
 Cleveland Electric Illumination,
 Inc., 6.86% First Mtg. Nts., 10/1/08 4,000,000       4,324,640
-----------------------------------------------------------------
 Colorado Interstate Gas Corp.,
 10% Sr. Debs., 6/15/05                 455,000         450,736
-----------------------------------------------------------------
 Columbia Gas System, Inc.,
 6.80% Nts., Series C, 11/28/05       2,000,000       2,074,448
-----------------------------------------------------------------
 Cox Communications, Inc.,
 7.125% Nts., 10/1/12                   375,000         417,269
-----------------------------------------------------------------
 Credit Suisse First Boston
 (USA), Inc., 6.125% Nts., 11/15/11     565,000         590,522
-----------------------------------------------------------------
 Delphi Corp., 6.55% Nts., 6/15/06      355,000         374,595
-----------------------------------------------------------------
 Deutsche Telekom International
 BV, 8.25% Unsec. Unsub. Nts.,
 6/15/05 3                              560,000         612,716
-----------------------------------------------------------------
 Dime Capital Trust I, 9.33%
 Capital Securities, Series A, 5/6/27   950,000       1,083,429
-----------------------------------------------------------------
 Dominion Resources, Inc.,
 8.125% Sr. Unsub. Nts., 6/15/10        365,000         425,370
-----------------------------------------------------------------
 Donohue Forest Products, Inc.,
 7.625% Gtd. Sr. Nts., 5/15/07        2,500,000       2,657,928
-----------------------------------------------------------------
 Duke Energy Corp., 5.625%
 Nts., 11/30/12                         245,000         244,967

                          10 | TOTAL RETURN PORTFOLIO

                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 El Paso Electric Co., 8.25% First
 Mtg. Bonds, Series C, 2/1/03       $ 3,278,000   $   3,285,310
-----------------------------------------------------------------
 EOP Operating LP, 7.75%
 Unsec. Nts., 11/15/07                  390,000         442,778
-----------------------------------------------------------------
 Farmers Insurance Exchange,
 8.625% Nts., 5/1/24 6                1,100,000         826,175
-----------------------------------------------------------------
 Federated Department Stores,
 Inc., 6.30% Sr. Nts., 4/1/09           590,000         630,355
-----------------------------------------------------------------
 FirstEnergy Corp., 7.375%
 Sr. Unsub. Nts., Series C, 11/15/31    640,000         622,582
-----------------------------------------------------------------
 Ford Motor Co., 7.45% Bonds,
 7/16/31                              1,020,000         889,653
-----------------------------------------------------------------
 France Telecom SA:
 8.70% Sr. Unsec. Nts., 3/1/06 3        305,000         334,211
 9.25% Sr. Unsec. Nts., 3/1/11          245,000         283,787
-----------------------------------------------------------------
 General Electric Capital Corp.,
 6% Nts., 6/15/12                       775,000         838,268
-----------------------------------------------------------------
 General Motors Acceptance Corp.:
 6.875% Unsec. Unsub. Nts., 8/28/12     830,000         819,594
 7% Auto Loan Nts., 2/1/12              780,000         784,606
-----------------------------------------------------------------
 Goldman Sachs Group, Inc. (The),
 6.60% Sr. Unsec. Nts., 1/15/12         320,000         354,207
-----------------------------------------------------------------
 GTE North, Inc., 6.73% Debs.,
 Series G, 2/15/28                      305,000         324,862
-----------------------------------------------------------------
 Hertz Corp. (The), 7.625%
 Sr. Nts., 6/1/12                     1,200,000       1,147,317
-----------------------------------------------------------------
 Household Finance Corp.,
 7% Nts., 5/15/12                       555,000         608,942
-----------------------------------------------------------------
 J.P. Morgan Chase & Co., 6.625%
 Sub. Nts., 3/15/12                     315,000         341,995
-----------------------------------------------------------------
 John Hancock Global Funding II:
 5% Nts., 7/27/07 6                     445,000         466,781
 7.90% Nts., 7/2/10 6                   275,000         323,070
-----------------------------------------------------------------
 Kinder Morgan, Inc., 6.50%
 Nts., 9/1/12 6                         365,000         382,135
-----------------------------------------------------------------
 Kroger Co. (The), 6.75% Nts., 4/15/12  285,000         315,934
-----------------------------------------------------------------
 Lockheed Martin Corp.,
 8.20% Nts., 12/1/09                    440,000         544,499
-----------------------------------------------------------------
 MBNA America Bank NA,
 6.625% Sub. Nts., 6/15/12              500,000         509,835
-----------------------------------------------------------------
 Metropolitan Life Global
 Funding I, 4.75% Nts., 6/20/07         650,000         684,253
-----------------------------------------------------------------
 MidAmerican Energy Holdings
 Co., 5.875% Sr. Nts., 10/1/12 6        655,000         665,217
-----------------------------------------------------------------
 Morgan Stanley, 6.60% Nts., 4/1/12     430,000         477,413
-----------------------------------------------------------------
 Nationwide CSN Trust,
 9.875% Sec. Nts., 2/15/25 6          1,000,000       1,087,433
-----------------------------------------------------------------
 Nationwide Financial
 Services, Inc., 5.90% Nts., 7/1/12     345,000         352,405
 -----------------------------------------------------------------
 New England Telephone &
 Telegraph Co., 7.875% Debs., 11/15/29  220,000         265,767

                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 News America Holdings, Inc.,
 7.75% Sr. Unsec. Debs., 12/1/45     $  946,000      $  932,563
-----------------------------------------------------------------
 NiSource Finance Corp.,
 7.875% Sr. Unsec. Nts., 11/15/10       475,000         522,811
-----------------------------------------------------------------
 Petroleos Mexicanos, 9.50%
 Sr. Sub. Nts., 9/15/27                 200,000         224,500
-----------------------------------------------------------------
 Pharmacia Corp., 6.60%
 Sr. Unsec. Nts., 12/1/28               195,000         221,043
-----------------------------------------------------------------
 PHH Corp., 8.125% Nts., 2/3/03 2,7   4,000,000       4,010,104
-----------------------------------------------------------------
 Philip Morris Cos., Inc.,
 7.25% Nts., 1/15/03                  1,025,000       1,026,106
-----------------------------------------------------------------
 Progress Energy, Inc.,
 7.10% Nts., 3/1/11                     410,000         452,708
-----------------------------------------------------------------
 Prudential Holdings LLC,
 8.695% Bonds, Series C, 12/18/23 6     490,000         568,741
-----------------------------------------------------------------
 Prudential Insurance Co.
 of America, 8.30% Nts., 7/1/25 6       700,000         784,458
-----------------------------------------------------------------
 Pulte Corp., 8.125%
 Sr. Unsec. Nts., 3/1/11                425,000         476,496
-----------------------------------------------------------------
 Raytheon Co., 5.70%
 Sr. Unsec. Nts., 11/1/03               720,000         734,317
-----------------------------------------------------------------
 Reed Elsevier Capital, Inc.,
 6.75% Bonds, 8/1/11                    310,000         350,460
-----------------------------------------------------------------
 Safeway, Inc., 4.80%
 Sr. Unsec. Nts., 7/16/07               450,000         464,747
-----------------------------------------------------------------
 Sears Roebuck Acceptance Corp.:
 6% Unsec. Bonds, 3/20/03               350,000         350,208
 6.90% Nts., 8/1/03                     240,000         242,160
-----------------------------------------------------------------
 Simon DeBartolo Group LP, 6.875%
 Unsec. Nts., 11/15/06                  415,000         451,950
-----------------------------------------------------------------
 Socgen Real Estate LLC, 7.64%
 Bonds, 12/29/49 6                    1,600,000       1,761,798
-----------------------------------------------------------------
 Sprint Capital Corp., 8.75%
 Nts., 3/15/32                          380,000         362,099
-----------------------------------------------------------------
 TCI Communications, Inc., 9.80%
 Sr. Unsec. Debs., 2/1/12               810,000         975,167
-----------------------------------------------------------------
 Union Carbide Corp., 6.25% Nts.,
 6/15/03                                370,000         373,630
-----------------------------------------------------------------
 Union Pacific Corp., 7.60%
 Unsec. Nts., 5/1/05                  2,000,000       2,227,174
-----------------------------------------------------------------
 Viacom, Inc., 7.70% Sr. Unsec.
 Nts., 7/30/10                          365,000         434,276
-----------------------------------------------------------------
 Vornado Realty LP, 5.625%
 Sr. Unsec. Unsub. Nts., 6/15/07        375,000         382,473
-----------------------------------------------------------------
 Walt Disney Co., 6.75%
 Sr. Nts., 3/30/06                      395,000         431,675
-----------------------------------------------------------------
 Waste Management, Inc.:
 7% Sr. Nts., 7/15/28                   105,000         104,195
 7.75% Bonds, 5/15/32 6                 355,000         382,566
-----------------------------------------------------------------
 WellPoint Health Networks,
 Inc., 6.375% Nts., 1/15/12             300,000         326,143

                          11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 Wyeth, 5.875% Nts., 3/15/04        $   440,000   $     457,533
                                                  ---------------
 Total Non-Convertible Corporate
 Bonds and Notes (Cost $59,285,329)                  61,874,764

-----------------------------------------------------------------
 Structured Notes--0.9%
 UBS AG, High Grade Credit-Linked Nts.,
 3.065%, 12/10/04 3
 (Cost $2,650,000)                    2,650,000       2,647,350

-----------------------------------------------------------------
 Joint Repurchase Agreements--0.7%
 Undivided interest of 6.86% in joint
 repurchase agreement (Market Value
 $34,023,000) with Zion Bank/Capital
 Markets Group, 1.10%, dated 12/31/02,
 to be repurchased at $2,333,143 on
 1/2/03, collateralized by U.S. Treasury
 Bonds, 1.75%, 12/31/04, with a value of
 $34,713,488 (Cost $2,333,000)        2,333,000       2,333,000

-----------------------------------------------------------------
 Total Investments, at Value
 (Cost $380,326,213)                      112.6%    351,882,522
-----------------------------------------------------------------
 Liabilities in Excess of Other Assets    (12.6)    (39,307,351)
                                     ----------------------------
 Net Assets                               100.0%   $312,575,171
                                     ============================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial
Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. When-issued security to be delivered and settled after December 31, 2002.
5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $144,790 or 0.05% of the Portfolio's net assets as of December 31, 2002.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $9,048,165 or 2.89% of the Portfolio's net assets as of December 31, 2002.
7. Securities with an aggregate market value of $3,007,578 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

                          12 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2002

------------------------------------------------------------------------------------------------
Assets

Investments, at value (cost $380,326,213)--see accompanying statement              $351,882,522
------------------------------------------------------------------------------------------------
Cash                                                                                          3
------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                      1,929,890
Interest, dividends and principal paydowns                                            1,766,642
Daily variation on futures contracts                                                     26,266
Shares of capital stock sold                                                                158
Other                                                                                     5,985
                                                                                   -------------
Total assets                                                                        355,611,466

------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased (including $36,976,125 purchased on a when-issued basis)       42,752,049
Shares of capital stock redeemed                                                        233,343
Shareholder reports                                                                      32,899
Directors' compensation                                                                   1,216
Transfer and shareholder servicing agent fees                                               433
Other                                                                                    16,355
                                                                                   -------------
Total liabilities                                                                    43,036,295

------------------------------------------------------------------------------------------------
Net Assets                                                                         $312,575,171
                                                                                   =============

------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                               $    291,947
------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          488,711,660
------------------------------------------------------------------------------------------------
Undistributed net investment income                                                  10,290,597
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                           (157,961,263)
------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                          (28,757,770)
                                                                                   -------------
Net Assets--applicable to 291,947,159 shares of capital stock outstanding          $312,575,171
                                                                                   =============

------------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                  $1.07

See accompanying Notes to Financial Statements.

                          13 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

--------------------------------------------------------------------------------
Investment Income
Interest                                                           $  8,247,855
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $20,352)               4,529,049
                                                                  --------------
Total investment income                                              12,776,904

--------------------------------------------------------------------------------
Expenses
Management fees                                                       2,315,755
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,430
--------------------------------------------------------------------------------
Shareholder reports                                                      47,945
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Custodian fees and expenses                                              12,632
--------------------------------------------------------------------------------
Directors' compensation                                                   9,218
--------------------------------------------------------------------------------
Other                                                                    32,921
                                                                  --------------
Total expenses                                                        2,443,901
Less reduction to custodian expenses                                       (775)
                                                                  --------------
Net expenses                                                          2,443,126

--------------------------------------------------------------------------------
Net Investment Income                                                10,333,778

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                         (70,192,378)
Closing of futures contracts                                           (146,374)
                                                                  --------------
Net realized loss                                                   (70,338,752)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  1,155,174
                                                                  --------------
Net realized and unrealized loss                                    (69,183,578)

--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations               $(58,849,800)
                                                                  ==============

See accompanying Notes to Financial Statements.

                          14 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                          2002          2001
----------------------------------------------------------------------------------------------------
Operations

Net investment income                                                    $ 10,333,778  $ 11,849,610
----------------------------------------------------------------------------------------------------
Net realized loss                                                         (70,338,752)  (49,479,431)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                        1,155,174    (5,070,834)
                                                                         ---------------------------
Net decrease in net assets resulting from operations                      (58,849,800)  (42,700,655)

----------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                      (13,188,688)  (23,459,957)

----------------------------------------------------------------------------------------------------
Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions      (61,627,752)  (93,718,070)

----------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                           (133,666,240) (159,878,682)
----------------------------------------------------------------------------------------------------
Beginning of period                                                       446,241,411   606,120,093
                                                                         ---------------------------
End of period [including undistributed net investment income
of $10,290,597 and $13,131,027, respectively]                            $312,575,171  $446,241,411
                                                                         ===========================

See accompanying Notes to Financial Statements.

                          15 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31                                          2002        2001        2000      1999      1998
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                           $1.29       $1.45       $1.75     $1.91     $2.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .04         .04         .07       .07       .06
Net realized and unrealized gain (loss)                         (.22)       (.14)       (.10)     (.10)      .14
                                                              -----------------------------------------------------
Total from investment operations                                (.18)       (.10)       (.03)     (.03)      .20
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.04)       (.06)       (.08)     (.06)     (.07)
Distributions from net realized gain                              --          --        (.19)     (.07)     (.22)
                                                              -----------------------------------------------------
Total dividends and/or distributions to shareholders            (.04)       (.06)       (.27)     (.13)     (.29)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $1.07       $1.29       $1.45     $1.75     $1.91
                                                              =====================================================

-------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                            (14.45)%     (6.94)%     (2.51)%   (1.54)%   10.90%

-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                         $313        $446        $606    $1,074    $1,344
-------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                $370        $509        $791    $1,230    $1,299
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                           2.79%       2.33%       2.97%     3.27%     3.30%
Expenses                                                        0.66%       0.65%       0.61%     0.55%     0.55% 3
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          149%        108%        123%      113%       93%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          16 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund,
Inc. (the Company), which is registered under the Investment Company Act of
1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the
Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual
Life Insurance Co., an affiliate of the investment advisor.
   The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a port folio pricing service authorized by the Board of Directors, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Portfolio invests in structured notes whose market values and redemption prices are linked to the market value of specific securities.
The structured notes are leveraged, which increases the Portfolio's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Portfolio records a realized gain or loss when a structured note is sold or matures. As of December 31, 2002, the market value of these securities comprised 0.9% of the Fund's net assets, and resulted in unrealized losses in the current period of $2,650.
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. As of December 31,
2002, the Portfolio had entered into when-issued purchase commitments of
$36,976,125.
   In connection with its ability to purchase securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Portfolio generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Portfolio of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement;
the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

                          17 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Foreign Currency Translation. The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Portfolio, along with other affiliated Funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2008         $ 18,461,536
                              2009           62,949,621
                              2010           70,023,891
                                           ------------
                              Total        $151,435,048
                                           ============

During the fiscal year ended December 31, 2002, the Portfolio did not utilize any capital loss carryforward.
   As of December 31, 2002, the Portfolio had approximately $6,721,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
   The Portfolio adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $14,480. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

                          18 | TOTAL RETURN PORTFOLIO

The tax character of distributions paid during the years ended December 31,
2002 and December 31, 2001 was as follows:

                                           Year Ended          Year Ended
                                    December 31, 2002   December 31, 2001
                 ---------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $13,188,688         $23,459,957
                 Long-term capital gain            --                  --
                 Return of capital                 --                  --
                                          -------------------------------
                 Total                    $13,188,688         $23,459,957
                                          ===============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income        $  10,290,597
                 Accumulated net realized loss               (157,961,263)
                 Net unrealized depreciation                  (28,757,770)
                                                            -------------
                 Total                                      $(176,428,436)
                                                            =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                      Year Ended December 31, 2002    Year Ended December 31, 2001
                                                       Shares               Amount        Shares            Amount
------------------------------------------------------------------------------------------------------------------

Sold                                                6,640,466         $  7,730,503     8,835,947      $ 11,692,900
Dividends and/or distributions reinvested          10,550,950           13,188,688    18,186,012        23,459,957
Redeemed                                          (72,474,275)         (82,546,943)  (96,915,489)     (128,870,927)
                                                  ----------------------------------------------------------------
Net decrease                                      (55,282,859)        $(61,627,752)  (69,893,530)     $(93,718,070)
                                                  ================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$548,261,713 and $576,031,610, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $380,445,833 was composed of:

                    Gross unrealized appreciation             $ 11,153,614
                    Gross unrealized depreciation              (39,716,925)
                                                              ------------
                    Net unrealized depreciation               $(28,563,311)
                                                              ============

                          19 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities Continued
The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are
0.625% of the first $600 million of average daily net assets of the Portfolio, and 0.45% of average daily net assets in excess of $600 million.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The
Portfolio pays OFS a $19.75 per account fee.
   Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities
"interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The
Portfolio may also buy or write put or call options on these futures contracts.
   The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The
Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                          20 | TOTAL RETURN PORTFOLIO

As of December 31, 2002, the Portfolio had outstanding futures contracts as follows:

                                      Expiration   Number of     Valuation as of      Unrealized
         Contract Description              Dates   Contracts   December 31, 2002    Depreciation
         ----------------------------------------------------------------------------------------
         Contracts to Sell

         U.S. Long Bonds                 3/20/03           8          $  901,500       $  16,750
         U.S. Treasury Nts., 2 yr.       3/27/03          17           3,658,188          24,969
         U.S. Treasury Nts., 5 yr.       3/20/03          74           8,380,500         172,860
         U.S. Treasury Nts., 10 yr.      3/20/03          50           5,752,344          99,500
                                                                                       ---------
                                                                                       $ 314,079
                                                                                       =========

--------------------------------------------------------------------------------
6. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
December 31, 2002 was $17,309,072, which represents 5.54% of the Portfolio's net assets.

                                         A-1
                                                             Appendix A

                                                          RATINGS DEFINITIONS

     Below   are   summaries   of   the   rating   definitions   used   by   the
     nationally-recognized rating agencies listed below. Those ratings represent the  opinion  of the agency as to the  credit  quality of issues  that they rate.  The summaries  below are based upon  publicly-available  information provided by the rating organizations.

Moody's Investors Service, Inc.

Long-Term (Taxable) Bond Ratings

     Aaa:  Bonds rated "Aaa" are judged to be the best  quality.  They carry the smallest degree of investment  risk.  Interest  payments are protected by a large or by an exceptionally  stable margin and principal is secure.  While the various protective  elements are likely to change, the changes that can be expected are most unlikely to impair the  fundamentally  strong position of such issues.

     Aa:  Bonds  rated "Aa" are judged to be of high  quality by all  standards.
     Together with the "Aaa" group,  they  comprise what are generally  known as high-grade  bonds. They are rated lower than the best bonds because margins of protection  may not be as large as with "Aaa"  securities or fluctuation of  protective  elements may be of greater  amplitude or there may be other elements  present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

     A: Bonds rated "A" possess many favorable investment  attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered  adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds rated "Baa" are considered  medium-grade  obligations;  that is, they are neither highly protected nor poorly secured. Interest payments and principal  security appear adequate for the present but certain  protective elements may be lacking or may be  characteristically  unreliable  over any
     great   length   of  time.   Such   bonds   lack   outstanding   investment
     characteristics and have speculative characteristics as well.

     Ba: Bonds rated "Ba" are judged to have speculative elements.  Their future cannot be  considered  well-assured.  Often the  protection of interest and principal  payments may be very  moderate and thereby not well  safeguarded during  both good and bad times over the  future.  Uncertainty  of position characterizes bonds in this class.

     B:  Bonds  rated  "B"  generally  lack  characteristics  of  the  desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated "Caa" are of poor standing.  Such issues may be in default or there may be present  elements of danger with  respect to  principal  or interest.

     Ca: Bonds rated "Ca" represent  obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds rated "C" are the lowest  class of rated bonds and can be regarded as having  extremely poor  prospects of ever attaining any real  investment standing.

     Bonds for which the security depends on the completion of some act or the  fulfillment  of some condition are rated  conditionally.  These bonds are  secured by (a)  earnings  of projects  under  construction,  (b)
     earnings of projects unseasoned in operating  experience,  (c) rentals that begin when  facilities are  completed,  or (d) payments to which some other limiting  condition  attaches.  The  parenthetical  rating denotes probable credit stature upon  completion of construction or elimination of the basis of the condition.

     Moody's  applies  numerical  modifiers 1, 2, and 3 in each  generic  rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation  ranks in the higher end of its  generic  rating  category;  the modifier "2" indicates a mid-range ranking;  and the modifier "3" indicates a ranking  in the  lower  end of that  generic  rating  category.  Advanced refunded  issues that are secured by certain assets are identified with a #
     symbol.

     Short-Term Ratings - Taxable Debt

     These  ratings  apply  to the  ability  of  issuers  to honor  senior  debt obligations having an original maturity not exceeding one year:

     Prime-1:  Issuer has a superior ability for repayment of senior  short-term debt obligations.

     Prime-2:  Issuer has a strong  ability for  repayment of senior  short-term debt obligations.  Earnings trends and coverage ratios, while sound, may be
     more   subject  to   variation.   Capitalization   characteristics,   while
     appropriate,  may be more affected by external conditions.  Ample alternate liquidity is maintained.

     Prime-3:   Issuer  has  an  acceptable  ability  for  repayment  of  senior short-term obligations.  The effect of industry  characteristics and market
     compositions   may  be  more   pronounced.   Variability  in  earnings  and
     profitability  may  result  in  changes  in the  level  of debt  protection measurements and may require relatively high financial  leverage.  Adequate alternate liquidity is maintained.

     Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services

Long-Term Credit Ratings

     AAA: Bonds rated "AAA" have the highest  rating  assigned by Standard &
     Poor's.  The  obligor's  capacity to meet its  financial  commitment on the obligation is extremely strong.

     AA:  Bonds rated "AA" differ from the  highest  rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

     A: Bonds rated "A" are somewhat more  susceptible to the adverse effects of changes in  circumstances  and  economic  conditions  than  obligations  in higher-rated  categories.  However,  the  obligor's  capacity  to meet  its financial  commitment on the  obligation is still strong.  BBB: Bonds rated
     "BBB" exhibit adequate  protection  parameters.  However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, and C

     Bonds  rated  "BB",  "B",  "CCC",  "CC"  and "C"  are  regarded  as  having significant speculative characteristics. "BB" indicates the least degree of speculation,  and "C" the highest.  While such obligations will likely have some quality and  protective  characteristics,  these may be  outweighed by large uncertainties or major exposures to adverse conditions.

     BB:  Bonds  rated  "BB"  are  less  vulnerable  to  nonpayment  than  other speculative  issues.  However,  these face major ongoing  uncertainties  or exposure to adverse business, financial, or economic conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

     B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated
     "BB",  but the obligor  currently  has the  capacity to meet its  financial commitment on the  obligation.  Adverse  business,  financial,  or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC:  Bonds rated "CCC" are  currently  vulnerable to  nonpayment,  and are dependent upon favorable business,  financial,  and economic conditions for the obligor to meet its  financial  commitment  on the  obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the  capacity to meet its  financial  commitment  on the obligation.

     CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated "C" is currently highly  vulnerable  to  nonpayment.  The "C"  rating may be used to cover a situation where a bankruptcy  petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" also will be  assigned to a preferred  stock  issue in arrears on  dividends  or sinking fund payments, but that is currently paying.

     D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the  applicable  grace period has not expired, unless  Standard and Poor's believes that such payments will be made during such grace  period.  The "D" rating  will also be used upon the filing of a bankruptcy  petition  or the taking of a similar  action if  payments on an obligation are jeopardized.

     The ratings  from "AA" to "CCC" may be  modified by the  addition of a plus
     (+) or minus (-) sign to show  relative  standing  within the major  rating categories.  The "r" symbol is attached to the ratings of instruments  with significant noncredit risks.

Short-Term Issue Credit Ratings

     A-1: Obligation is rated in the highest category. The obligor's capacity to meet its  financial  commitment on the  obligation  is strong.  Within this category,  a plus (+) sign designation  indicates the obligor's capacity to meet its financial obligation is extremely strong.

     A-2:  Obligation is somewhat  more  susceptible  to the adverse  effects of changes in circumstances and economic conditions than obligations in higher rating  categories.  However,  the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: Obligation exhibits adequate protection parameters.  However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its  financial  commitment on the obligation.

     B:   Obligation   is   regarded   as   having    significant    speculative
     characteristics.  The  obligor  currently  has the  capacity  to  meet  its financial  commitment on the  obligation.  However,  it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C:  Obligation is currently  vulnerable to nonpayment and is dependent upon favorable business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.

     D:  Obligation is in payment  default.  Payments on the obligation have not been  made on the due date  even if the  applicable  grace  period  has not expired,  unless  Standard and Poor's  believes  that such payments will be made  during such grace  period.  The "D" rating will also be used upon the filing of a  bankruptcy  petition  or the  taking  of a  similar  action if payments on an obligation are jeopardized.

Fitch, Inc.

International Long-Term Credit Ratings

Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk.  They are assigned  only in the case of  exceptionally  strong capacity for timely  payment of  financial  commitments.  This  capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk.  They  indicate a very strong  capacity for timely  payment of financial  commitments.  This capacity is not  significantly  vulnerable to foreseeable events.

          A: High Credit Quality. "A" ratings denote a low expectation of credit risk.  The capacity for timely  payment of  financial  commitments  is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB:  Good  Credit  Quality.  "BBB"  ratings  indicate  that  there is currently a low  expectation  of credit risk.  The capacity for timely payment of financial  commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

          BB: Speculative.  "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However,  business or financial  alternatives may be available to allow financial  commitments to be met.  Securities rated in this category are not investment grade.

          B: Highly  Speculative.  "B" ratings indicate that significant  credit risk is present,  but a limited  margin of safety  remains.  Financial commitments are currently being met.  However,  capacity for continued
          payment  is  contingent  upon  a  sustained,  favorable  business  and economic environment.

          CCC, CC C: High Default Risk. Default is a real possibility.  Capacity for meeting  financial  commitments is solely reliant upon  sustained, favorable business or economic  developments.  A "CC" rating indicates that  default  of some  kind  appears  probable.  "C"  ratings  signal imminent default.

          DDD, DD, and D: Default.  The ratings of  obligations in this category are based on their prospects for achieving partial or full recovery in a  reorganization  or  liquidation  of  the  obligor.  While  expected recovery  values are highly  speculative  and cannot be estimated with any  precision,  the  following  serve as  general  guidelines.  "DDD"
          obligations have the highest  potential for recovery,  around 90%-100%
          of outstanding amounts and accrued interest.  "DD" indicates potential recoveries  in the  range  of  50%-90%,  and "D" the  lowest  recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations.  Entities  rated  "DDD"  have the  highest  prospect  for resumption of  performance  or continued  operation  with or without a formal  reorganization  process.  Entities  rated  "DD"  and  "D"  are generally  undergoing a formal  reorganization or liquidation process;
          those  rated  "DD" are  likely to  satisfy a higher  portion  of their outstanding obligations, while entities rated "D" have a poor prospect for  repaying  all  obligations.  Plus (+) and  minus (-) signs may be appended to a rating symbol to denote relative status within the major rating  categories.  Plus and  minus  signs are not added to the "AAA"
          category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

          International Short-Term Credit Ratings

          F1: Highest credit quality.  Strongest  capacity for timely payment of
          financial   commitments.   May  have  an  added  "+"  to  denote   any
          exceptionally strong credit feature.

          F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments,  but the margin of safety is not as great as in the case of higher ratings.

          F3: Fair credit  quality.  Capacity  for timely  payment of  financial commitments  is adequate.  However,  near-term  adverse  changes could result in a reduction to non-investment grade.

          B:  Speculative.  Minimal  capacity  for timely  payment of  financial commitments,  plus  vulnerability  to  near-term  adverse  changes  in financial and economic conditions.

          C: High  default  risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon a sustained, favorable business and economic environment.

          D: Default. Denotes actual or imminent payment default.

                                                                  B-1
                                                              Appendix B

                                                       INDUSTRY CLASSIFICATIONS

Aerospace & Defense                   Household Durables
Air Freight & Couriers                Household Products
Airlines                                  Industrial Conglomerates
Auto Components                           Insurance
Automobiles                               Internet & Catalog Retail
Banks                                     Internet Software & Services
Beverages                      Information Technology Consulting & Services
Biotechnology                           Leisure Equipment & Products
Building Products                       Machinery
Chemicals                               Marine
Commercial Services & Supplies      Media
Communications Equipment                Metals & Mining
Computers & Peripherals             Multiline Retail
Construction & Engineering          Multi-Utilities
Construction Materials                  Office Electronics
Containers & Packaging              Oil & Gas
Distributors                            Paper & Forest Products
Diversified Financials                  Personal Products
Diversified Telecommunication Services   Pharmaceuticals
Electric Utilities                       Real Estate
Electrical Equipment                     Road & Rail
Electronic Equipment & Instruments   Semiconductor Equipment & Products
Energy Equipment & Services          Software
Food & Drug Retailing                Specialty Retail
Food Products                            Textiles & Apparel
Gas Utilities                            Tobacco
Health Care Equipment & Supplies     Trading Companies & Distributors
Health Care Providers & Services     Transportation Infrastructure
Hotels Restaurants & Leisure         Water Utilities
                                         Wireless Telecommunication Services

Panorama Series Fund, Inc.

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor
         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado  80217
         1-888-470-0861

Custodian Bank
         JPMorgan Chase Bank
         4 Metrotech Center
         Brooklyn, New York  11245

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Portfolios
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Directors
         Mayer, Brown, Rowe & Maw
         1675 Broadway
         New York, New York  10019

PX.002.0403